PROSPECTUS -- MAY 1, 1998
--------------------------------------------------------------------------------

PENN SERIES FUNDS, INC.
600 DRESHER ROAD, HORSHAM, PA 19044 . TELEPHONE (215) 956--8000
--------------------------------------------------------------------------------

Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company offering a separate class or series of shares for each of nine different diversified investment portfolios or Funds (collectively the "Funds" and individually a "Fund"). Penn Series was incorporated under the laws of the State of Maryland in 1982 and commenced business in 1983. The Funds and their investment objectives are as follows.
--------------------------------------------------------------------------------
GROWTH EQUITY      seeks long-term growth of capital and increase of future
 FUND:             income by investing primarily in common stocks of well-
                   established growth companies;
--------------------------------------------------------------------------------
VALUE EQUITY       seeks to maximize total return (capital appreciation and
 FUND:             income) primarily by investing in equity securities of
                   companies believed to be undervalued considering such
                   factors as assets, earnings, growth potential and cash
                   flows;
--------------------------------------------------------------------------------
SMALL              seeks capital appreciation through investment in a
 CAPITALIZATION    diversified portfolio of securities consisting primarily of
 FUND:             equity securities of companies with market capitalizations of under $1 billion;
--------------------------------------------------------------------------------
EMERGING GROWTH    seeks capital appreciation by investing primarily in common
 FUND:             stocks of emerging growth companies with above-average
                   growth prospects;
--------------------------------------------------------------------------------
FLEXIBLY MANAGED   seeks to maximize total return (capital appreciation and
 FUND:             income) by investing in common stocks, other equity
                   securities, corporate debt securities, and/or short-term
                   reserves, in proportions considered appropriate in light of the availability of attractively valued individual
                   securities and current and expected economic and market
                   conditions;
--------------------------------------------------------------------------------
INTERNATIONAL      seeks to maximize capital appreciation by investing in a
 EQUITY FUND:      carefully selected diversified portfolio consisting
                   primarily of equity securities. The investments will
                   consist principally of equity securities of European and
                   Pacific Basin countries;
--------------------------------------------------------------------------------
QUALITY BOND       seeks the highest income over the long term consistent with
 FUND:             the preservation of principal by investing primarily in
                   marketable investment--grade debt securities;
--------------------------------------------------------------------------------
HIGH YIELD BOND    seeks high current income by investing primarily in a
 FUND:             diversified portfolio of long term high- yield fixed income securities in the medium to lower quality ranges; capital
                   appreciation is a secondary objective; SUCH SECURITIES,
                   WHICH ARE COMMONLY REFERRED TO AS "JUNK" BONDS, GENERALLY
                   INVOLVE GREATER RISKS OF LOSS OF INCOME AND PRINCIPAL THAN
                   HIGHER RATED SECURITIES;
--------------------------------------------------------------------------------
MONEY MARKET       seeks to preserve capital, maintain liquidity and achieve
 FUND:             the highest possible level of current income consistent
                   therewith, by investing in high quality money market
                   instruments; AN INVESTMENT IN THE FUND IS NEITHER INSURED
                   NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO
                   ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE
                   NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

  Shares of the Funds are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"), for their separate and general accounts. The Funds serve as underlying investment vehicles for variable annuity contracts and variable life insurance policies.

  This prospectus sets forth concisely the information a prospective purchaser of a variable contract should know before directing Penn Mutual or PIA to invest purchase payments or premiums in one or more of the Funds. It should be retained for future reference.

  A Statement of Additional Information about the Penn Series Funds, Inc., which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you can call toll free, 1-800-523-0650. The date of the Statement of Additional Information is the same as the date of this prospectus.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
PROSPECTUS CONTENTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS........................................................   3
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PROGRAMS..........................................  13
  Growth Equity Fund........................................................  13
  Value Equity Fund.........................................................  14
  Small Capitalization Fund.................................................  15
  Emerging Growth Fund......................................................  16
  Flexibly Managed Fund.....................................................  16
  International Equity Fund.................................................  17
  Quality Bond Fund.........................................................  19
  High Yield Bond Fund......................................................  20
  Money Market Fund.........................................................  23
--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT INFORMATION RELATING TO THE FUNDS.....................  25
--------------------------------------------------------------------------------
MANAGEMENT OF PENN SERIES FUNDS, INC........................................  26
  Directors and Officers....................................................  26
  Investment Adviser........................................................  26
  Investment Sub-Advisers...................................................  27
  Administrative and Corporate Services Agent...............................  29
  Expenses and Limitations Thereon..........................................  29
  Custodian, Accounting Services Agent and Transfer Agent...................  30
--------------------------------------------------------------------------------
SALE AND REDEMPTION OF SHARES...............................................  30
--------------------------------------------------------------------------------
NET ASSET VALUE OF SHARES...................................................  30
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  31
--------------------------------------------------------------------------------
VOTING RIGHTS...............................................................  31
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS........................................................  31
--------------------------------------------------------------------------------
LEGAL MATTERS...............................................................  31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

  The financial data for the year or period ended December 31, 1997 included in the tables set forth in the following pages have been derived from the financial statements of Penn Series Funds, Inc., which have been audited by Ernst & Young LLP, independent auditors whose report thereon dated February 2, 1998 appears in the Statement of Additional Information. The financial data for periods prior to 1997 were audited by Coopers & Lybrand LLP. The financial data included in these tables should be read in conjunction with the financial statements and the related notes included in the Statement of Additional Information, which may be obtained upon request without charge. Further information about the performance of the Funds is included in the annual report to contract owners, which also may be obtained upon request without charge.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: GROWTH EQUITY FUND (a)

The table below sets forth financial data for a share outstanding throughout each year

                                                       YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                            1997      1996        1995        1994        1993        1992        1991     1990     1989
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year......  $  21.46  $  20.00     $ 18.30     $ 20.49     $ 18.82     $ 21.47     $ 16.35  $ 18.86  $ 15.78
                          --------  --------     -------     -------     -------     -------     -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.10      0.11        0.09        0.13        0.06        0.16        0.23     0.41     0.35
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........      5.64      3.85        4.75       (1.80)       2.28        1.12        5.45    (2.51)    4.60
                          --------  --------     -------     -------     -------     -------     -------  -------  -------
Total from investment
 operations.............      5.74      3.96        4.84       (1.67)       2.34        1.28        5.68    (2.10)    4.95
                          --------  --------     -------     -------     -------     -------     -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......     (0.10)    (0.11)      (0.09)      (0.13)      (0.06)      (0.16)      (0.23)   (0.41)   (0.35)
Distribution in excess
 of net investment
 income.................      0.00      0.00       (0.00)       0.00        0.00        0.00        0.00     0.00    (0.02)
Distribution from net
 realized gains.........     (2.73)    (2.39)      (3.05)      (0.39)      (0.61)      (3.77)      (0.33)    0.00    (1.50)
                          --------  --------     -------     -------     -------     -------     -------  -------  -------
Total distributions.....     (2.83)    (2.50)      (3.14)      (0.52)      (0.67)      (3.93)      (0.56)   (0.41)   (1.87)
                          --------  --------     -------     -------     -------     -------     -------  -------  -------
Net asset value, end of
 year...................  $  24.37  $  21.46     $ 20.00     $ 18.30     $ 20.49     $ 18.82     $ 21.47  $ 16.35  $ 18.86
                          ========  ========     =======     =======     =======     =======     =======  =======  =======
Total return............    26.74%    19.76%      26.45%      (8.12%)     12.43%       5.96%      34.74%  (11.13%)  31.37%
RATIOS/SUPPLEMENTAL
 DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $136,058  $106,039     $95,593     $80,078     $83,938     $73,977     $59,670  $39,896  $39,541
                          ========  ========     =======     =======     =======     =======     =======  =======  =======
Ratio of expenses to
 average net assets (b).     0.77%     0.80% (b)   0.77% (b)   0.79% (b)   0.77% (b)   0.88% (b)   0.87%    0.91%    0.86%
                          ========  ========     =======     =======     =======     =======     =======  =======  =======
Ratio of net investment
 income to average net
 assets (b).............     0.39%     0.48% (b)   0.43% (b)   0.70% (b)   0.30% (b)   0.81% (b)   1.28%    2.43%    1.66%
                          ========  ========     =======     =======     =======     =======     =======  =======  =======
Portfolio turnover rate.    169.1%    177.1%      169.8%      156.2%      185.3%      120.7%       41.7%    34.0%    40.4%
                          ========  ========     =======     =======     =======     =======     =======  =======  =======
Average commission paid
 (c)....................  $ 0.0780  $ 0.0774
                          ========  ========
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                           1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year......  $ 15.14
                          --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.35
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     1.57
                          --------
Total from investment
 operations.............     1.92
                          --------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......    (0.33)
Distribution in excess
 of net investment
 income.................     0.00
Distribution from net
 realized gains.........    (0.95)
                          --------
Total distributions.....    (1.28)
                          --------
Net asset value, end of
 year...................  $ 15.78
                          ========
Total return............   12.68%
RATIOS/SUPPLEMENTAL
 DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $33,184
                          ========
Ratio of expenses to
 average net assets (b).    0.77%
                          ========
Ratio of net investment
 income to average net
 assets (b).............    2.07%
                          ========
Portfolio turnover rate.    27.3%
                          ========
Average commission paid
 (c)....................
---------------------------------------------------------------------------------------------------------------------------

(a) Growth Stock Fund prior to November 1, 1992.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, .84%, .82% and .89% and the ratios of the net investment income to average net assets would have been .47%, .38%, .65%, .25% and .80% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.

(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: VALUE EQUITY FUND (a)

The table below sets forth financial data for a share outstanding throughout each year

                                                       YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                            1997      1996      1995     1994     1993     1992        1991     1990     1989     1988
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year......  $  19.32  $  16.28  $  12.67  $ 12.68  $ 12.14  $ 11.89     $  9.68  $ 11.18  $ 10.64  $  8.77
                          --------  --------  --------  -------  -------  -------     -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.29      0.22      0.25     0.20     0.17     0.45        0.47     0.59     0.51     0.34
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........      4.53      3.88      4.50     0.17     0.69     1.32        2.21    (1.50)    0.88     2.26
                          --------  --------  --------  -------  -------  -------     -------  -------  -------  -------
Total from investment
 operations.............      4.82      4.10      4.75     0.37     0.86     1.77        2.68    (0.91)    1.39     2.60
                          --------  --------  --------  -------  -------  -------     -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......     (0.29)    (0.22)    (0.25)   (0.20)   (0.17)   (0.45)      (0.47)   (0.59)   (0.51)   (0.33)
Distribution from net
 realized gains.........     (1.30)    (0.84)    (0.89)   (0.18)   (0.15)   (1.07)       0.00     0.00    (0.34)   (0.40)
                          --------  --------  --------  -------  -------  -------     -------  -------  -------  -------
Total distributions.....     (1.59)    (1.06)    (1.14)   (0.38)   (0.32)   (1.52)      (0.47)   (0.59)   (0.85)   (0.73)
                          --------  --------  --------  -------  -------  -------     -------  -------  -------  -------
Net asset value, end of
 year...................  $  22.55  $  19.32  $  16.28  $ 12.67  $ 12.68  $ 12.14     $ 11.89  $  9.68  $ 11.18  $ 10.64
                          ========  ========  ========  =======  =======  =======     =======  =======  =======  =======
Total return............    24.98%    25.19%    37.48%    2.92%    7.08%   14.89%      27.69%   (8.14%)  13.06%   29.65%
RATIOS/SUPPLEMENTAL
 DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $302,960  $200,674  $127,260  $79,021  $69,980  $49,199     $33,610  $22,780  $24,385  $11,998
                          ========  ========  ========  =======  =======  =======     =======  =======  =======  =======
Ratio of expenses to
 average net assets.....     0.76%     0.78%     0.80%    0.82%    0.83%    0.88% (b)   0.88%    0.91%    0.89%    0.81%
                          ========  ========  ========  =======  =======  =======     =======  =======  =======  =======
Ratio of net investment
 income to average net
 assets.................     1.43%     1.38%     1.71%    1.59%    1.49%    3.87% (b)   4.44%    5.42%    5.38%    5.17%
                          ========  ========  ========  =======  =======  =======     =======  =======  =======  =======
Portfolio turnover rate.     18.7%     25.0%     34.3%    30.6%    17.2%   117.4%       32.4%    21.3%    26.9%    34.8%
                          ========  ========  ========  =======  =======  =======     =======  =======  =======  =======
Average commission rate
 paid (c)...............  $ 0.0598  $ 0.0588
                          ========  ========
-------------------------------------------------------------------------------------------------------------------------

(a) Equity Income Fund prior to November 1, 1992.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 3.85% respectively, for the year ended December 31, 1992.

(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: SMALL CAPITALIZATION FUND

The table below sets forth financial data for a share outstanding throughout the period

                                            YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                             1997      1996        1995*
--------------------------------------------------------------------------------
Net asset value, beginning of period.....  $  12.53  $  10.96     $ 10.00
                                           --------  --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................      0.07      0.07        0.09
Net realized and unrealized gain on
 investment transactions.................      2.81      2.09        1.19
                                           --------  --------     -------
Total from investment operations.........      2.88      2.16        1.28
                                           --------  --------     -------
LESS DISTRIBUTIONS:
Dividend from net investment income......     (0.07)    (0.07)      (0.09)
Distribution from net realized gains.....     (0.91)     0.52)      (0.23)
                                           --------  --------     -------
Total distributions......................     (0.98)    (0.59)      (0.32)
                                           --------  --------     -------
Net asset value, end of period...........  $  14.43  $  12.53     $ 10.96
                                           ========  ========     =======
Total return.............................    23.02%    19.76%      12.76% (d)
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
Net assets, end of period (in thousands).  $ 38,726  $ 16,134     $ 4,828
                                           ========  ========     =======
Ratio of expenses to average net assets..     0.85%     0.99% (b)   1.00% (a)(b)
                                           ========  ========     =======
Ratio of net investment income to average
 net assets..............................     0.66%     0.85% (b)   1.53% (a)(b)
                                           ========  ========     =======
Portfolio turnover rate..................     71.1%     39.2%       64.3%
                                           ========  ========     =======
Average commission rate paid (c).........  $ 0.0557  $ 0.0486
                                           ========  ========
--------------------------------------------------------------------------------

(a) Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.29% ,and the ratio of net investment income to average net assets would have been .78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.

(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

(d) Not annualized.

* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: EMERGING GROWTH FUND

The table below sets forth financial data for a share outstanding throughout the period

                                                               PERIOD ENDED
                                                            DECEMBER 31, 1997*
-------------------------------------------------------------------------------
Net asset value, beginning of period.......................      $ 10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................         0.00
Net realized and unrealized gain on investment
 transactions..............................................         3.92
                                                                 -------
Total from investment operations...........................         3.92
                                                                 -------
LESS DISTRIBUTIONS:
Dividend from net investment income........................         0.00
Distribution from net realized gains.......................        (1.07)
                                                                 -------
Total distributions........................................        (1.07)
                                                                 -------
Net asset value, end of period.............................      $ 12.85
                                                                 =======
Total return...............................................       39.22% (d)
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
Net assets, end of period (in thousands)...................      $17,942
                                                                 =======
Ratio of expenses to average net assets....................        1.15% (a)(b)
                                                                 =======
Ratio of net investment loss to average net assets.........       (0.73%)(a)(b)
                                                                 =======
Portfolio turnover rate....................................       392.3% (a)
                                                                 =======
Average commission rate paid (c)...........................
                                                                 $0.0545
                                                                 =======
-------------------------------------------------------------------------------

(a) Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.41% and (0.99%), respectively, for the period ended December 31, 1997.

(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

(d) Not annualized.

* For the Period from May 1, 1997 (commencement of operations) through December 31, 1997.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: FLEXIBLY MANAGED FUND (a)

The table below sets forth financial data for a share outstanding throughout each year

                                                        YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                            1997      1996      1995      1994      1993     1992        1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of year................  $  18.74  $  17.40  $  15.19  $  15.70  $  14.31  $ 13.73     $ 12.30  $ 13.41  $ 12.65  $ 11.61
                          --------  --------  --------  --------  --------  -------     -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.61      0.65      0.53      0.43      0.34     0.58        0.52     0.54     0.57     0.48
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........      2.33      2.19      2.86      0.22      1.92     0.74        2.14    (0.65)    2.11     1.72
                          --------  --------  --------  --------  --------  -------     -------  -------  -------  -------
Total from investment
 operations.............      2.94      2.84      3.39      0.65      2.26     1.32        2.66    (0.11)    2.68     2.20
                          --------  --------  --------  --------  --------  -------     -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......     (0.61)    (0.65)    (0.53)    (0.43)    (0.34)   (0.58)      (0.52)   (0.54)   (0.58)   (0.48)
Distribution in excess
 of net investment
 income.................      0.00      0.00     (0.01)    (0.02)     0.00     0.00        0.00    (0.01)    0.00     0.00
Distribution from net
 realized gains.........     (1.24)    (0.85)    (0.64)    (0.71)    (0.53)   (0.16)      (0.71)   (0.45)   (1.34)   (0.68)
                          --------  --------  --------  --------  --------  -------     -------  -------  -------  -------
Total distributions.....     (1.85)    (1.50)    (1.18)    (1.16)    (0.87)   (0.74)      (1.23)   (1.00)   (1.92)   (1.16)
                          --------  --------  --------  --------  --------  -------     -------  -------  -------  -------
Net asset value, end of
 year...................  $  19.83  $  18.74  $  17.40  $  15.19  $  15.70  $ 14.31     $ 13.73  $ 12.30  $ 13.41  $ 12.65
                          ========  ========  ========  ========  ========  =======     =======  =======  =======  =======
Total return............    15.65%    16.37%    22.28%     4.14%    15.79%    9.61%      21.63%   (0.82%)  21.19%   18.95%
RATIOS/SUPPLEMENTAL
 DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $516,139  $398,544  $266,556  $169,847  $113,492  $70,979     $47,141  $29,315  $27,439  $18,372
                          ========  ========  ========  ========  ========  =======     =======  =======  =======  =======
Ratio of expenses to
 average net assets.....     0.76%     0.77%     0.79%     0.82%     0.85%    0.89% (b)   0.91%    0.90%    0.90%    0.86%
                          ========  ========  ========  ========  ========  =======     =======  =======  =======  =======
Ratio of net investment
 income to average net
 assets.................     3.10%     3.90%     3.45%     3.14%     2.62%    4.56% (b)   4.45%    4.11%    4.41%    4.38%
                          ========  ========  ========  ========  ========  =======     =======  =======  =======  =======
Portfolio turnover rate.     37.1%     32.9%     37.2%     37.3%     42.6%    29.5%       53.6%    43.3%    74.9%   176.7%
                          ========  ========  ========  ========  ========  =======     =======  =======  =======  =======
Average commission rate
 paid (c)...............  $ 0.0362  $ 0.0627
                          ========  ========
---------------------------------------------------------------------------------------------------------------------------

(a) Capital Appreciation Fund prior to November 1, 1992.

(b) Had fees not been waived by the investment adviser and/or administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 4.55% for the year ended December 31, 1992, respectively.

(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: INTERNATIONAL EQUITY FUND

The table below sets forth financial data for a share outstanding throughout each year

                                        YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
                            1997      1996      1995     1994     1993    1992 (a)
----------------------------------------------------------------------------------------
Net asset value,
 beginning of period....  $  15.61  $  14.47  $  13.01  $ 13.94  $ 10.12  $ 10.00
                          --------  --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.58      0.63      0.13     0.09     0.03     0.03
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 related transactions...      1.04      1.81      1.67    (0.97)    3.83     0.17
                          --------  --------  --------  -------  -------  -------
Total from investment
 operations.............      1.62      2.44      1.80    (0.88)    3.86     0.20
                          --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......     (0.53)    (0.56)    (0.12)   (0.02)   (0.01)   (0.03)
Distribution in excess
 of net investment
 income.................      0.00     (0.74)    (0.22)    0.00     0.00    (0.05)
Distribution from net
 realized gains.........     (0.57)     0.00      0.00    (0.00)   (0.03)    0.00
Distribution from
 capital................      0.00      0.00      0.00    (0.03)    0.00     0.00
                          --------  --------  --------  -------  -------  -------
Total distributions.....     (1.10)    (1.30)    (0.34)   (0.05)   (0.04)   (0.08)
                          --------  --------  --------  -------  -------  -------
Net asset value, end of
 period.................  $  16.13  $  15.61  $  14.47  $ 13.01  $ 13.94  $ 10.12
                          ========  ========  ========  =======  =======  =======
Total return............    10.41%    16.87%    13.80%    6.31%   38.14%    2.00%
RATIOS/SUPPLEMENTAL
 DATA:
----------------------------------------------------------------------------------------
Net assets, end of
 period (in thousands)..  $129,638  $104,418  $ 69,531  $59,393  $40,798  $11,137
                          ========  ========  ========  =======  =======  =======
Ratio of expenses to
 average net assets.....     1.13%     1.17%     1.23%    1.22%    1.21%    1.54% (b)(c)
                          ========  ========  ========  =======  =======  =======
Ratio of net investment
 income to average net
 assets.................     0.62%     0.66%     0.91%    0.82%    0.63%    1.56% (b)(c)
                          ========  ========  ========  =======  =======  =======
Portfolio turnover rate.     35.7%     54.8%     62.5%    15.6%    11.1%     0.0%
                          ========  ========  ========  =======  =======  =======
Average Commission Paid
 (d)....................  $ 0.0420  $ 0.0397
                          ========  ========
----------------------------------------------------------------------------------------

(a) For the period from November 2, 1992 (commencement of operations) to December 31, 1992.

(b) Annualized.

(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.90% annualized and 1.20% annualized, respectively for the year ended December 31, 1992.

(d) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: QUALITY BOND FUND (a)

The table below sets forth financial data for a share outstanding throughout each year

                                                     YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                           1997     1996        1995        1994        1993        1992        1991     1990     1989
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of year................  $ 10.00  $ 10.24     $  9.04     $ 10.19     $ 10.03     $ 10.51     $  9.73  $  9.68  $  9.22
                          -------  -------     -------     -------     -------     -------     -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.60     0.66        0.61        0.61        0.46        0.75        0.71     0.72     0.73
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     0.20    (0.24)       1.21       (1.15)       0.71       (0.06)       0.81     0.05     0.46
                          -------  -------     -------     -------     -------     -------     -------  -------  -------
Total from investment
 operations.............     0.80     0.42        1.82       (0.54)       1.17        0.69        1.52     0.77     1.19
                          -------  -------     -------     -------     -------     -------     -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......    (0.60)   (0.66)      (0.61)      (0.61)      (0.46)      (0.75)      (0.71)   (0.72)   (0.73)
Distribution from net
 realized gain..........     0.00     0.00        0.00        0.00       (0.54)      (0.42)      (0.03)    0.00     0.00
Distribution in excess
 of net realized gain...     0.00     0.00       (0.01)       0.00       (0.01)       0.00        0.00     0.00     0.00
                          -------  -------     -------     -------     -------     -------     -------  -------  -------
Total distributions.....    (0.60)   (0.66)      (0.62)      (0.61)      (1.01)      (1.17)      (0.74)   (0.72)   (0.73)
                          -------  -------     -------     -------     -------     -------     -------  -------  -------
Net asset value, end of
 year...................  $ 10.20  $ 10.00     $ 10.24     $  9.04     $ 10.19     $ 10.03     $ 10.51  $  9.73  $  9.68
                          =======  =======     =======     =======     =======     =======     =======  =======  =======
Total return............    8.03%    4.14%      20.14%      (5.29%)     11.67%       6.57%      15.62%    7.95%   12.91%
RATIOS/SUPPLEMENTAL
 DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $40,077  $37,611     $38,048     $31,338     $33,027     $20,314     $21,153  $16,568  $11,809
                          =======  =======     =======     =======     =======     =======     =======  =======  =======
Ratio of expenses to
 average net assets.....    0.75%    0.77% (b)   0.73% (b)   0.78% (b)   0.79% (b)   0.84% (b)   0.83%    0.86%    0.82% (b)
                          =======  =======     =======     =======     =======     =======     =======  =======  =======
Ratio of net investment
 income to average net
 assets.................    5.87%    6.03% (b)   6.20% (b)   6.14% (b)   5.21% (b)   6.25% (b)   7.41%    7.76%    8.10% (b)
                          =======  =======     =======     =======     =======     =======     =======  =======  =======
Portfolio turnover rate.   317.3%   107.6%      449.2%      380.9%      389.4%      190.8%       44.1%    13.9%     5.4%
                          =======  =======     =======     =======     =======     =======     =======  =======  =======
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                           1988
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of year................  $ 9.17
                          -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...    0.65
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........    0.04
                          -------
Total from investment
 operations.............    0.69
                          -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......   (0.64)
Distribution from net
 realized gain..........    0.00
Distribution in excess
 of net realized gain...    0.00
                          -------
Total distributions.....   (0.64)
                          -------
Net asset value, end of
 year...................  $ 9.22
                          =======
Total return............   7.57%
RATIOS/SUPPLEMENTAL
 DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $7,041
                          =======
Ratio of expenses to
 average net assets.....   0.73%
                          =======
Ratio of net investment
 income to average net
 assets.................   7.53%
                          =======
Portfolio turnover rate.    7.7%
                          =======
----------------------------------------------------------------------------------------------------------------------------

(a) Fixed Income Fund prior to November 1, 1992.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 78%, .78%, .83%, .84%, .87% and .83%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, 6.09%, 5.16%, 6.22% and 8.09%, for the years ended December 31, 1996, 1995, 1994, 1993, 1992 and
    1989, respectively.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: HIGH YIELD BOND FUND

The table below sets forth financial data for a share outstanding throughout each year

                                                      YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                           1997     1996     1995     1994     1993     1992        1991        1990        1989        1988
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year......  $  8.91  $  8.44  $  7.94  $  9.55  $  8.63  $  8.23     $  6.70     $  8.63     $ 10.03     $  9.45
                          -------  -------  -------  -------  -------  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.80     0.70     0.80     0.90     0.77     0.87        0.93        1.15        1.33        1.10
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     0.61     0.47     0.50    (1.60)    0.94     0.43        1.55       (1.93)      (1.39)       0.58
                          -------  -------  -------  -------  -------  -------     -------     -------     -------     -------
Total from investment
 operations.............     1.41     1.17     1.30    (0.70)    1.71     1.30        2.48       (0.78)      (0.06)       1.68
                          -------  -------  -------  -------  -------  -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......    (0.80)   (0.70)   (0.80)   (0.90)   (0.77)   (0.87)      (0.93)      (1.15)      (1.33)      (1.09)
Distribution from net
 realized gains.........     0.00     0.00     0.00    (0.01)   (0.02)   (0.03)      (0.02)       0.00       (0.01)      (0.01)
                          -------  -------  -------  -------  -------  -------     -------     -------     -------     -------
Total distributions.....    (0.80)   (0.70)   (0.80)   (0.91)   (0.79)   (0.90)      (0.95)      (1.15)      (1.34)      (1.10)
                          -------  -------  -------  -------  -------  -------     -------     -------     -------     -------
Net asset value, end of
 year...................  $  9.52  $  8.91  $  8.44  $  7.94  $  9.55  $  8.63     $  8.23     $  6.70     $  8.63     $ 10.03
                          =======  =======  =======  =======  =======  =======     =======     =======     =======     =======
Total return............   15.78%   13.87%   16.41%    7.33%   19.81%   15.80%      37.01%      (9.04%)     (0.60%)     17.81%
RATIOS/SUPPLEMENTAL
 DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (in thousands).........  $59,138  $44,042  $36,442  $32,081  $35,305  $19,840     $15,304     $11,459     $15,571     $15,534
                          =======  =======  =======  =======  =======  =======     =======     =======     =======     =======
Ratio of expenses to
 average net assets.....    0.81%    0.84%    0.87%    0.86%    0.87%    0.88% (a)   0.90% (a)   0.90% (a)   0.89% (a)   0.89%
                          =======  =======  =======  =======  =======  =======     =======     =======     =======     =======
Ratio of net investment
 income to average net
 assets.................    8.96%    8.14%    9.20%    9.18%    9.21%    9.87% (a)  11.37% (a)  12.22% (a)  11.73% (a)  11.70%
                          =======  =======  =======  =======  =======  =======     =======     =======     =======     =======
Portfolio turnover rate.   111.3%   118.5%    84.3%    90.7%   118.7%    94.3%       83.7%       52.8%       62.3%       49.0%
                          =======  =======  =======  =======  =======  =======     =======     =======     =======     =======
Average Commission rate
 paid (b)...............  $0.0293  $0.0203
                          =======  =======
-------------------------------------------------------------------------------------------------------------------------------

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been .93%, .98%, 1.01% and .95%, and the ratios of net investment income to average net assets would have been 9.82%, 11.29%, 12.11% and 11.67%, respectively, for the years ended December 31, 1992, 1991, 1990 and 1989.

(b) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS: MONEY MARKET FUND

The table below sets forth financial data for a share outstanding throughout each year

                                                   YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                        1997     1996        1995        1994        1993        1992        1991        1990        1989
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year...  $  1.00  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                       -------  -------     -------     -------     -------     -------     -------     -------     -------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income..............   0.0503   0.0489      0.0538      0.0365      0.0250      0.0306      0.0536      0.0740      0.0855
                       -------  -------     -------     -------     -------     -------     -------     -------     -------
Total from investment
 operations..........   0.0503   0.0489      0.0538      0.0365      0.0250      0.0306      0.0536      0.0740      0.0855
                       -------  -------     -------     -------     -------     -------     -------     -------     -------
LESS DIVIDENDS:
Dividends from net
 investment income...  (0.0503) (0.0489)    (0.0538)    (0.0365)    (0.0250)    (0.0306)    (0.0536)    (0.0740)    (0.0855)
                       -------  -------     -------     -------     -------     -------     -------     -------     -------
Total dividends......  (0.0503) (0.0489)    (0.0538)    (0.0365)    (0.0250)    (0.0306)    (0.0536)    (0.0740)    (0.0855)
                       -------  -------     -------     -------     -------     -------     -------     -------     -------
Net asset value, end
 of year.............  $  1.00  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                       =======  =======     =======     =======     =======     =======     =======     =======     =======
Total return.........    5.15%    5.00%       5.51%       3.71%       2.53%       3.08%       5.49%       7.65%       8.87%
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
 year (in thousands).  $37,476  $34,501     $24,726     $16,531     $13,005     $11,862     $12,811     $15,348     $11,351
                       =======  =======     =======     =======     =======     =======     =======     =======     =======
Ratio of expenses to
 average net assets..    0.70%    0.73% (a)   0.69% (a)   0.73% (a)   0.74% (a)   0.77% (a)   0.79% (a)   0.82% (a)   0.76% (a)
                       =======  =======     =======     =======     =======     =======     =======     =======     =======
Ratio of net
 investment income to
 average net assets..    5.04%    4.88% (a)   5.37% (a)   3.74% (a)   2.51% (a)   3.07% (a)   5.47% (a)   7.40% (a)   8.53% (a)
                       =======  =======     =======     =======     =======     =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                        1988
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year...  $  1.00
                       --------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income..............   0.0702
                       --------
Total from investment
 operations..........   0.0702
                       --------
LESS DIVIDENDS:
Dividends from net
 investment income...  (0.0702)
                       --------
Total dividends......  (0.0702)
                       --------
Net asset value, end
 of year.............  $  1.00
                       ========
Total return.........    7.40%
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
 year (in thousands).  $ 9,578
                       ========
Ratio of expenses to
 average net assets..     .73%
                       ========
Ratio of net
 investment income to
 average net assets..    7.02%
                       ========
-------------------------------------------------------------------------------------------------------------------------------

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, .79%, .82%, .84%, .83%, .87% and .79%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, 3.68%, 2.43%, 3.00%, 5.43%, 7.35% and 8.50% for the years ended December
    31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989, respectively.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PROGRAMS

     The investment objectives of the various Funds, and their policies and programs for achieving those objectives, are described below. There can be no assurance, of course, that the Funds will achieve their investment objectives. The investment objectives of the Funds are fundamental, which means that they may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. Unless otherwise indicated, each Fund's practices, policies and programs for achieving its objective are not fundamental. Additional information regarding these investment practices and their associated risks is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND

     INVESTMENT OBJECTIVE. The investment objective of the Growth Equity Fund is to achieve long-term growth of capital and increase of future income by investing primarily in common stocks of well-established growth companies.

     INVESTMENT PROGRAM. To achieve its objective, the Growth Equity Fund invests primarily in the stocks of a diversified group of well-established companies which are expected to demonstrate long-term earnings growth that is greater than the projected growth rate for the economy as a whole. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Fund invests will normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase.

     Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.

     As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

     FOREIGN SECURITIES. The Fund may invest up to 30% of its total assets in securities principally traded in securities markets outside the United States. The risks of investing in foreign securities are described below under "International Equity Fund". Before investing in foreign securities, the risks will be carefully considered by the adviser.

     FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. Risks peculiar to investments denominated in currencies of foreign countries are described below under "International Equity Fund". For more information, see "Foreign Currency Transactions" in the Statement of Additional Information.

     PORTFOLIO TURNOVER. The Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund's portfolio turnover rates for 1997 and 1996 were 169.1%, and 177.1% respectively. A high rate of portfolio turnover results in increased transaction costs to the Fund, including increased brokerage expenses. For more information about brokerage expenses, see "Portfolio Transactions" in the Statement of Additional Information.

     GENERAL RISK CONSIDERATIONS. There can be no assurance that the Growth Equity Fund will achieve its investment objective. Because of its investment policy, the Growth Equity Fund may or may not be suitable or appropriate for particular contract holders. The Fund is designed for long-term investors who can accept the risks entailed in seeking long-term growth of capital and an increase in future income through investment primarily in common stocks. By investing primarily in well-established growth companies, the Fund seeks to avoid some of the volatility associated with investment in less established companies. The Fund's adviser believes that, over the long term, the earnings of well-established growth companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies. The value of the Fund's portfolio securities will fluctuate based on market conditions, specific industry conditions, and the condition of the individual issuers. Consistent with a long-term investment approach, contract holders selecting the Fund should be prepared to withstand periods of adverse market conditions and should not rely on an investment in the Fund for their short-term financial needs.

--------------------------------------------------------------------------------
VALUE EQUITY FUND

     INVESTMENT OBJECTIVE. The investment objective of the Value Equity Fund is to maximize total return (capital appreciation and income) primarily by investing in equity securities of companies believed to be undervalued considering such factors as assets, earnings, growth potential and cash flows.

     INVESTMENT PROGRAM. To achieve its objective, the Fund will invest primarily in equity securities that are believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, potential for dividend growth and cash flows. Equity securities include common and preferred stocks and bonds, debentures and notes convertible into common stocks and depository receipts for such securities. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures' contracts (and options thereon) for hedging purposes.

     As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of the Fund's assets would be concentrated in any one industry.

     The Fund may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stock, and warrants. The Fund will generally purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P, or Aaa, Aa, A, or Baa by Moody's), or, if not rated, are of equivalent investment quality as determined by OpCap Advisors. Debt securities within the top credit categories (e.g., AAA, AA, and A by S&P) comprise what are generally known as high-grade bonds. Medium-grade bonds (e.g., BBB by S&P) are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds. The Fund may also invest up to 5% of its assets in noninvestment grade debt securities, which are also known as "junk bonds". The Fund may, from time to time, invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives--limited to 25% of its assets. Nondollar-denominated fixed income securities and equity securities issued by foreign issuers will be limited to 5% and 10% of the Fund's assets, respectively. The Fund may also enter into forward currency contracts. Risks peculiar to investments in foreign securities and securities that are denominated in foreign currencies are described below under " International Equity Fund".

     CASH RESERVES. While the Fund will remain primarily invested in equity securities, it may, for temporary defensive purposes, reduce its equity holdings and invest in reserves without limitation. The reserve position of the Fund will not be managed for purposes of anticipating short-term market fluctuations. The Fund's reserves will be invested in high-grade money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements, or shares of investment companies that invest in such instruments.

     REPURCHASE AGREEMENTS. As part of its reserve position, the Fund may enter into repurchase agreements on the same terms as the Money Market Fund, except that the underlying security may be within the three highest credit ratings assigned by established rating services (Aaa, Aa or A by Moody's, or AAA, AA or A by S&P), or, if not rated, of equivalent investment quality as determined by the investment adviser.

     PORTFOLIO TURNOVER. The Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund's annual portfolio turnover rates for, 1997 and 1996 were 18.7%, and 25.0% respectively.

     GENERAL RISK CONSIDERATIONS. There can be no assurance that the Value Equity Fund will achieve its investment objective. Because of its investment policy, the Fund may or may not be suitable or appropriate for particular contract holders. Investors should be aware that it may take considerable time for the marketplace to recognize value. Also, it is always possible that anticipated improvements in a company's performance may not occur.

--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

     INVESTMENT OBJECTIVE. The investment objective of the Small Capitalization Fund is to seek capital appreciation through investment in a diversified portfolio consisting primarily of equity securities of companies with market capitalization of under $1 billion.

     INVESTMENT PROGRAM. To achieve its objective, the Small Capitalization Fund attempts to identify securities of smaller-capitalization companies which are underpriced. Smaller capitalization companies may often be under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Fund may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the investment adviser believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65% of the Fund's assets will be invested in equity securities. The majority of securities purchased by the Fund will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market.

     Ordinarily, the Fund's assets will be primarily invested in equity securities, but the Fund may also invest a portion of its assets in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. It is the present intention of the Fund to invest no more than 5% of its assets in bonds rated below Baa by Moody's or BBB by S&P, commonly known as "junk bonds". The Fund may write covered call options and purchase put options on its portfolio securities, purchase put or call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging or other non-speculative purposes.

     FOREIGN SECURITIES. The Fund may acquire foreign equity and debt securities. It is currently the Fund's intention to limit foreign equity securities to not more than 15% of its assets, dollar denominated debt securities of foreign issuers to not more than 15% of assets, and non-dollar denominated debt securities of foreign issuers to not more than 5% of assets. The Fund may also enter into forward currency contracts. The risks of investing in foreign securities, including those denominated in foreign currencies, are described below under "International Equity Fund".

     CASH RESERVES. While the Fund will normally remain primarily invested in equity securities, it may, for temporary defensive purposes, reduce its equity holdings and invest in reserves without limitation. The reserve position of the Fund will not be managed for purposes of anticipating short-term market fluctuations. The Fund's reserves will be invested in high-grade money market instruments, such as U.S. Government obligations, certificates of deposit, bankers acceptances, short-term corporate debt securities and repurchase agreements, or shares of investment companies that invest in such instruments.

     REPURCHASE AGREEMENTS. As part of its reserve position, the Fund may enter into repurchase agreements on the same terms as the Money Market Fund, except that the underlying security may be within the three highest credit ratings assigned by established rating services (Aaa, Aa or A by Moody's, or AAA, AA or A by S&P), or, if not rated, of equivalent investment quality as determined by the investment adviser.

     PORTFOLIO TURNOVER. The Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund's annual portfolio turnover rate for 1997 and 1996 was 71.1% and 39.2%, respectively. A high rate of portfolio turnover results in increased transaction costs to the Fund, including increased brokerage expenses. For more information about brokerage expenses, see "Portfolio Transactions" in the Statement of Additional Information.

     GENERAL RISK CONSIDERATIONS. There can be no assurance that the Small Capitalization Fund will achieve its investment objective. The Fund is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. Smaller-capitalization companies may have limited product lines, markets or financial resources or may depend upon a limited management group. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not being closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Fund's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

     INVESTMENT OBJECTIVE. The investment objective of the Emerging Growth Fund is capital appreciation.

     INVESTMENT PROGRAM. To achieve its objective, the Fund will invest primarily in equity securities (principally common stocks) of emerging growth companies. Emerging growth companies are companies that have the potential, based upon superior products or services, operating characteristics, and financial capabilities, for more rapid growth than the overall economy. The Fund's investments generally will be in securities of companies in industry segments that are experiencing rapid growth, and in securities of companies with proprietary advantages. The adviser will consider a number of factors in evaluating potential investments, including, for example, the rate of earnings growth, the quality of management, the extent of proprietary advantage, the return on equity, and/or the financial condition of the company.

     Although the Fund will ordinarily be invested in equity securities, the Fund may invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (commonly referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

     FOREIGN SECURITIES. The Fund may invest up to 10 % of its total assets in foreign equity and debt securities. The fund may also enter into forward currency contracts. The risks of investing in foreign securities, including those denominated in foreign currencies, are described below under "International Equity Fund."

     CASH RESERVES. While the Fund will normally remain primarily invested in equity securities, it may, for temporary defensive purposes, reduce its equity holdings, and invest in reserves without limitation. The reserve position of the Fund will not be managed for purposes of anticipating short-term market fluctuations. The Fund's reserves will be invested in high-grade money market instruments, such as U.S. Government obligations, certificates of deposit, bankers acceptances, short-term corporate debt securities and repurchase agreements, or shares of investment companies that invest in such instruments.

     REPURCHASE AGREEMENTS. As part of its reserve position, the Fund may enter into repurchase agreements on the same terms as the Money Market Fund, except that the underlying security may be within the three highest credit ratings assigned by established rating services (Aaa, Aa or A by Moody's, or AAA, AA or A by S&P), or, if not rated, of equivalent investment quality as determined by the investment adviser.

     PORTFOLIO TURNOVER. The Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund's annual portfolio turnover rate for 1997 was 392.3%. A high rate of portfolio turnover results in increased transaction costs to the Fund, including increased brokerage expenses. For more information about brokerage expenses, see "Portfolio Transactions" in the Statement of Additional Information.

     GENERAL RISK CONSIDERATIONS. There can be no assurance that the Emerging Growth Fund will achieve its investment objective. The Fund is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not being closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Fund's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND

     INVESTMENT OBJECTIVE. The investment objective of the Flexibly Managed Fund is to maximize total return (capital appreciation and income) by investing in common stocks, equity related securities, corporate debt securities and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

     INVESTMENT PROGRAM. To achieve its objective, the Fund may invest in the common stocks of established companies that offer above-average prospects for capital appreciation. Such companies usually can be placed in one of two portfolio categories: (i) long-term "core" holdings, composed of companies which are undervalued relative to their assets or growth potential, or are currently out of favor with investors; and (ii) "short-term" holdings, which include companies whose stock price is expected to rise over the short term but whose longer term prospects may or may not be attractive.

  The Fund may also invest in the following securities:

    . Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, and warrants.

    . Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are also known as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

    . Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the advisers' credit research.

     The Fund may write covered call options, purchase put options on its portfolio securities, purchase call or put options on securities and securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Risks peculiar to investments in foreign securities and securities that are denominated in foreign currencies are described below under "International Equity Fund".

     REPURCHASE AGREEMENTS. As part of its reserve position, the Fund may enter into repurchase agreements on the same terms as the Money Market Fund, except that the underlying security may be within the three highest credit categories assigned by established rating services (Aaa, Aa or A by Moody's or AAA, AA or A by S&P) or, if not rated, of equivalent investment quality as determined by the Fund's investment adviser.

     PORTFOLIO TURNOVER. The Fund may engage in short-term trading in seeking to maximize capital appreciation. Changes in the investment portfolio will be made whenever the adviser believes they are advisable, either as a result of a security having reached its price objective, or for reasons not foreseen at the time of the investment--without regard to the length of time the security has been held by the Fund. As a result, short-term trading may cause portfolio turnover to be higher than that of other funds with less aggressive trading strategies, which may, in turn, increase the Fund's transaction costs. A high rate of portfolio turnover results in increased transaction costs to the Fund, including increased brokerage expenses. The Fund's portfolio turnover rates for 1997 and 1996 were 37.1% and 32.9%, respectively.

     GENERAL RISK CONSIDERATIONS. There can be no assurance that the Flexibly Managed Fund will achieve its investment objective. Because of its investment policy, the Flexibly Managed Fund may or may not be suitable or appropriate for particular contract holders. The value of the Fund's portfolio securities will fluctuate based on market conditions, specific industry conditions, and the condition of the individual issuers.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     INVESTMENT OBJECTIVE. The investment objective of the International Equity Fund is to achieve maximum capital appreciation by investing in a diversified portfolio consisting primarily of equity securities of companies principally in European and Pacific Basin countries.

     INVESTMENT PROGRAM. To achieve its objective, the Fund will invest most of its assets in equity securities (including stocks, warrants, convertible bonds, and preferred stocks convertible into common stocks) of companies operating principally in the countries in Europe and the Pacific Basin that are generally considered to have developed markets. These include the United Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong, Australia and Singapore. A smaller proportion of the Fund's assets may be invested in "developing countries" such as Taiwan, Malaysia, Indonesia, South Africa and Mexico.

     Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund intends to diversify investment broadly among countries and to invest in the securities of companies in not less than three different countries, in addition to the United States.

     The Fund attempts to invest in equity securities with a superior potential for capital appreciation utilizing a series of macro and micro analyses. The macro economic analysis will be based upon detailed research on the global economic environment and on individual countries' projected economic data. This analysis will guide the investment adviser's allocation of assets to particular countries. The micro economic analysis will focus on quality of management and the relationship of current prices to earnings growth or to undervalued assets. Strong emphasis is put on cash flow rather than earnings as a more meaningful way to evaluate companies in foreign countries where accounting standards are less rigorously enforced than in the United States.

     The Fund may not always purchase securities on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The International Equity Fund may likewise utilize European Depository Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

     For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in United States Government securities (such as bills, notes, or bonds of the United States Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

     The International Equity Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the adviser) based on available information.

     The International Equity Fund has the right to invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

     FOREIGN CURRENCY TRANSACTIONS. The value of assets of the Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various securities. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, to balance undesirable currency risk, the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the currency requirements, and to protect against possible adverse movements in foreign exchange rates. Such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Similarly, although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing, or selected to be acquired for, the investment portfolio of the Fund. The Fund will not speculate in foreign currencies. For more information, see "Foreign Currency Transactions" in the Statement of Additional Information.

     The Fund may purchase and write call options on foreign currencies for the purpose of protection against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the investment adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

     PORTFOLIO TURNOVER. The Fund will not trade in securities for short-term profits, but when circumstances warrant, securities may be sold without regard to the length of time held. The Fund's portfolio turnover rates for 1997 and 1996 were 35.7% and 54.8%, respectively.

     GENERAL RISK CONSIDERATIONS. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the investment adviser.

--------------------------------------------------------------------------------
QUALITY BOND FUND

     INVESTMENT OBJECTIVE. The Quality Bond Fund seeks the highest income over the long term that is consistent with the preservation of principal by investing primarily in marketable investment-grade debt securities.

     INVESTMENT PROGRAM. To achieve its objective, the Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. The proportion invested in each category can be expected to vary depending upon the evaluation of market patterns and trends by Independence Capital Management. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by Independence Capital Management. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are also known as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities;
(ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper;
(vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. Without regard to the above described quality of investments, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

     The Fund will hold short-term cash reserves if management believes that it is advisable for temporary defensive or emergency purposes. The Fund will usually hold its cash reserves in short-term money market securities, such as certificates of deposit, or in shares of investment companies that invest in short term money market securities. As a matter of fundamental policy, the Fund will, under certain conditions explained in the Statement of Additional Information, invest up to 50% of its total assets in any one of the following industries: gas utility, gas transmission utility, electric utility, telephone utility, and petroleum. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, availability of capital to finance operations and construction programs, and federal and state legislative and regulatory actions. Independence Capital Management believes that any risk to the Fund which might result from concentrating in any such industry will be minimized by diversification of the Fund's investments.

     Although investment in the Fund is not without risk, the Fund will seek to reduce risk through diversification, credit analysis, and attention to current developments and trends in both the economy and financial markets.

     ASSET-BACKED SECURITIES. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     MUNICIPAL OBLIGATIONS. The Fund may invest in Municipal Obligations that meet the Fund's overall quality requirements. Although the Fund and contract owners will not benefit from the exemption from federal income tax for the interest on Municipal Obligations, the adviser believes that Municipal Obligations may under certain market circumstances be desirable investments consistent with the Fund's objective, particularly the preservation of principal.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on the same terms as the Money Market Fund, except that the underlying security may be within the four highest credit categories assigned by established rating agencies (Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P) or, if not rated, of equivalent investment quality as determined by the adviser.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated foreign securities. While investments in foreign securities are intended to reduce risk by providing further diversification, risks peculiar to investments in foreign securities are described above under "International Equity Fund".

     PORTFOLIO TURNOVER. The Fund may sell any of its portfolio securities if it believes that the security's market value will fall. The Fund may sell a security and purchase another when it believes that there is a favorable spread between the yields of such securities. A high rate of portfolio turnover results in increased transaction costs to the Fund, including increased brokerage expenses. For more information about brokerage expenses, see "Portfolio Transactions" in the Statement of Additional Information. The Fund's annual portfolio turnover rates for 1997 and 1996 were 317.3% and 107.6%, respectively.

     GENERAL RISK CONSIDERATIONS. There can be no assurance that the Quality Bond Fund will achieve its investment objective. Because of its investment policy, the Quality Bond Fund may or may not be suitable or appropriate for particular contract holders. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions and interest rates. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate risk.

     Yields on short, intermediate, and long-term fixed income securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     INVESTMENT OBJECTIVE. The investment objective of the High Yield Bond Fund is to realize high current income by investing primarily in a diversified portfolio of long-term high-yield fixed income securities in the medium to lower quality ranges; a secondary objective is capital appreciation.

     INVESTMENT PROGRAM. The Fund will invest at least 80% of the value of its total assets in high-yielding, income-producing debt securities and preferred stocks (including convertible securities). The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by Price Associates.

     Because high yield bonds involve greater risks than higher quality bonds, they are commonly known as "junk" bonds. The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or CC by S&P, if, in the opinion of Price Associates, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims and (xv) Zero Coupon and Pay-in-Kind Bonds. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     RISKS OF HIGH YIELD INVESTING. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative as regards the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. Price Associates carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

  During 1997 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:

           STANDARD AND POOR'S RATINGS   PERCENTAGE OF TOTAL NET INVESTMENTS**
  ----------------------------------------------------------------------------
                    AAA                                   0.3%
  ----------------------------------------------------------------------------
                    AA                                    0.0
  ----------------------------------------------------------------------------
                    A                                     0.0
  ----------------------------------------------------------------------------
                    BBB                                   0.0
  ----------------------------------------------------------------------------
                    BB                                   11.9
  ----------------------------------------------------------------------------
                    B                                    70.8
  ----------------------------------------------------------------------------
                    CCC                                   2.8
  ----------------------------------------------------------------------------
                    CC                                    0.1
  ----------------------------------------------------------------------------
                    C                                     0.0
  ----------------------------------------------------------------------------
                    D                                     0.0
  ----------------------------------------------------------------------------
                    Unrated*                              4.6
  ----------------------------------------------------------------------------

   * Price Associates has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: BBB: 0.0%; BB: 1.0%; B: 2.6%; CCC: 1.0%; CC:
     0.0%; C: 0.0%; D: 0.0%; Unrated: 0.0%.

  ** Unaudited.

     CREDIT ANALYSIS. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on Price Associates' credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     Price Associates therefore places primary significance on its own in-depth credit analysis and security research. All of the Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by Price Associates, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by Price Associates. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     MATURITY. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by Price Associates.

     YIELD AND PRICE. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

     OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in dividend-paying common stocks (including up to 5% in warrants to purchase common stocks) that are considered by Price Associates to be consistent with the Fund's current income and capital appreciation investment objectives. However, the Fund currently does not intend to purchase equity securities or securities convertible to equity securities. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes.

     CASH RESERVES. The Fund will hold short-term cash reserves (money market instruments maturing in one year or less) as Price Associates believes is advisable to maintain liquidity or for temporary defensive purposes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on the same terms as the Money Market Fund, except that the underlying security may be within the three highest credit categories assigned by established rating agencies (Aaa, Aa or A by Moody's or AAA, AA or A by S&P) or, if not rated, of equivalent investment quality as determined by Price Associates.

     BANKING INDUSTRY. The Fund will, as a matter of fundamental policy, normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. Price Associates believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments and Price Associates' credit research.

     FOREIGN SECURITIES. Subject to the Fund's quality and maturity standards, the Fund may invest without limitation in the securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Fund may also invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States. Such investments involve certain risks not normally associated with domestic securities, as explained under "International Equity Fund". The Fund may also enter into forward foreign currency exchange contracts, which involve certain risks as explained under "International Equity Fund".

     ZERO COUPON BONDS AND PAY-IN-KIND BONDS. A zero coupon bond does not make cash interest payments during the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. "Zeros" can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind (PIK) bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Like zeros, they may help a corporation economize on cash. PIK prices reflect the market value of the underlying debt plus any accrued interest. Zeros and PIKs can be higher-or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the funds's investments in these securities. The fund is required to distribute to shareholders income imputed to any zero or PIK investments. Such distributions could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

     LOAN PARTICIPATION AND ASSIGNMENTS. Large loans to corporations or governments, including governments of less developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. Participation and assignments involve special types of risk, including those of being a lender, but are not necessarily more risky than junk bonds. As an operating policy, the Fund may not invest more than 15% of total assets in loan participation.

     TRADE CLAIMS. This is an IOU arising from a business transaction, such as a sale of goods, not from a loan. Such claims are typically bought at a discount to their face value, with the size of the discount reflecting the probability of repayment. They may be illiquid and very volatile in price. As an operating policy, the Fund may not invest more than 5% of total assets in trade claims.

     PORTFOLIO TURNOVER. Due to the nature of the Fund's investment program, the portfolio turnover may exceed 100%. A high rate of portfolio turnover results in increased transaction costs to the Fund, including increased brokerage expenses. The Fund's portfolio turnover rates for 1997 and 1996 were 111.3% and 118.5%, respectively.

--------------------------------------------------------------------------------
MONEY MARKET FUND

     INVESTMENT OBJECTIVE. The investment objective of the Money Market Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith, by investing in high-quality money market instruments.

     INVESTMENT PROGRAM. To achieve its objective, the Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management and approved by the Penn Series Board of Directors. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt

Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

     The Fund has a policy of seeking to maintain a stable net asset value of $1.00 per share, but this is not guaranteed and the Fund's yield is not fixed.

     PORTFOLIO QUALITY. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

     FOREIGN SECURITIES. Subject to the Fund's quality and maturity standards, the Fund may invest without limitation in U.S. dollar-denominated foreign securities. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve certain risks not normally associated with domestic securities, as explained under "International Equity Fund".

     ADJUSTABLE RATE SECURITIES. The Fund may invest in adjustable rate securities. Adjustable rate securities have interest rates that are adjusted periodically according to a set formula in order to minimize fluctuation in the principal value of the investments. The maturity of such securities may be shortened under certain special conditions. "Variable rate" securities are domestic certificates of deposit which provide for the establishment of a new interest rate on predetermined dates or whenever a specified interest rate (such as the bank prime lending rate) changes. "Floating rate" securities are corporate or bank holding company notes or Eurodollar certificates of deposit with reset provisions similar to those for variable rate instruments.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities (see description of asset-backed securities under "Quality Bond Fund" above). MATURITY. The Fund purchases securities which mature in 397 days or less, and the average maturity of all securities held by the Fund will generally not be greater than 90 days.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements through which investors (such as the Fund) purchase a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System and on the approved list of the Fund's investment adviser. Concurrently, the securities dealer or the bank agrees to repurchase the underlying security at a future point at the same price, plus specified interest. The underlying security, which is held as collateral, will be marked to market on a daily basis. The Fund will only enter into a repurchase agreement where the underlying security is in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, is of comparable quality) and the repurchase agreement meets the other quality and diversification standards of Rule 2a-7. Moreover, the Board of Penn Series has adopted standards applicable to all the Funds regarding the creditworthiness of parties with whom each Fund may enter into repurchase agreements. These standards are designed to provide reasonable assurance that such a party presents no serious risk of becoming involved in a bankruptcy proceeding within the time frame contemplated by the repurchase agreement. Repurchase agreements are generally for a short period of time, often less than a week. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

     GENERAL RISK CONSIDERATIONS. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. While this Fund invests in high-grade money market instruments, investment in the Fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in interest rates could increase the value.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT INFORMATION RELATING TO THE FUNDS

     OPTIONS. Each Fund (other than the Money Market Fund) may write covered call options and purchase put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. Purchasing put or call options involves the risk of losing the entire premium (purchase price of the option). In addition, the High Yield Bond Fund may also engage in other options transactions within the limits described in the Statement of Additional Information, which also provides further details on the risks of options transactions.

     FUTURES CONTRACTS. Each Fund (other than the Money Market Fund) may enter into futures contracts and options thereon (interest rate futures contracts or stock index futures contracts as applicable) as a hedge against or to minimize adverse principal fluctuations, or as an efficient means of adjusting its exposure to the market. The Funds will not use futures contracts for speculation. Each Fund will limit its use of futures contracts so that: (1) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (2) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. The initial margin is the amount that must be deposited with the futures commission merchant when a futures contract is entered into. The value of a futures contract changes daily; and if it decreases, the Fund is obligated to deposit additional amounts in order to maintain what is known as "variation margin." Correspondingly, if the value of a futures contract increases, the Fund may withdraw and use for other purposes a part of the margin deposit. The premium on an option is equal to the difference between the market value and the intrinsic value of the option.

     These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's total return due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation or other factors; imperfect correlation between price movements in the contract and in the securities being hedged; and potential losses in excess of the amount invested in the futures contracts themselves. Further details concerning the Funds' use of futures contracts and the risks involved are contained in the Statement of Additional Information.

     INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, each Fund may, as a fundamental policy, lend securities with a value of up to 30% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risks of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

     INVESTMENT RESTRICTIONS APPLICABLE TO ALL THE FUNDS. As a matter of fundamental policy, (i) each of the Growth Equity, Value Equity, International Equity, Quality Bond and Money Market Funds will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreement with any one issuer) or more than 10% of the voting securities of any issuer would be held by the Fund; and (ii) each of the Small Capitalization, Emerging Growth, Flexibly Managed and High Yield Bond Funds, with respect to 75% of the Fund's total assets, will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer (including repurchase agreements with any one issuer) or more than 10% of the voting securities of any issuer would be held by the Fund;
(iii) each Fund will not borrow money, except that the Funds may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of each Fund's total assets valued at market or, with respect to the Quality Bond Fund and the Money Market Fund, the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market; the Funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrowings will reduce net investment income; (iv) each Fund will not in any manner transfer as collateral any securities owned by the Fund except as may be necessary in connection with permissible borrowings; and (v) each Fund will not purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.

     In addition to the restrictions set forth above and those set forth in the Statement of Additional Information, each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

     Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

--------------------------------------------------------------------------------
MANAGEMENT OF PENN SERIES FUNDS, INC.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

     The affairs of Penn Series are managed under the direction of its Board of Directors. The directors decide upon matters of general policy and review the actions of Penn Series' investment advisers and sub-advisers and its administrative and corporate services agent, as set forth below. The Penn Series' officers conduct and supervise the daily business operations of Penn Series.

     The Board of Directors of Penn Series monitors investments in the Funds to determine whether there is any material conflict between the interests of variable annuity contract owners and variable life contract owners. Although neither Penn Mutual, PIA nor Penn Series currently perceives or anticipates any material conflict, it is possible that such conflict could arise from: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any Fund of Penn Series; or (4) differences between voting instructions given by variable annuity contract owners and those given by variable life insurance policy owners. In the event of a material, irreconcilable conflict, Penn Mutual or PIA will take the steps necessary to protect its variable annuity and variable life contract owners. Penn Mutual and PIA will be responsible for reporting any potential or existing conflicts to the Board of Directors of Penn Series and will remedy, at its cost, any material, irreconcilable conflict. This could include discontinuance of investment in shares of Penn Series and investment in shares of another investment company.

--------------------------------------------------------------------------------
INVESTMENT ADVISER

     INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"), a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $8 billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to the Funds, also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 1997, ICMI serves as investment adviser for over $400 million of investment assets.

     ICMI makes the day-to-day investment decisions for the GROWTH EQUITY, QUALITY BOND and MONEY MARKET FUNDS and places purchase and sale orders on behalf of the Funds to implement the investment decisions. The Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Growth Equity Fund, 0.50%; Quality Bond Fund, 0.45%; Money Market Fund, 0.40%. The fees will be reduced by 0.05% for any of the Funds whose assets exceed $100 million.

     Richardson T. Merriman, Senior Vice President of Independence Capital Management, manages the Growth Equity Fund and has served as portfolio manager of the Fund since 1995. Mr. Merriman is also President of Pennsylvania Trust Company, a Penn Mutual subsidiary.

     Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., since September 1995, is primarily responsible for the day-to-day investment management of the Quality Bond and Money Market Funds. He served as Senior Vice President, ICMI, prior to becoming President. Mr. Sherman is Senior Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, Penn Mutual.

     In addition, ICMI provides investment advisory services to the VALUE EQUITY, SMALL CAPITALIZATION, EMERGING GROWTH, FLEXIBLY MANAGED, INTERNATIONAL EQUITY and HIGH YIELD BOND FUNDS, and provides investment management services to the Funds through sub-advisers who are specially selected and qualified to manage the Funds. ICMI and the sub-advisers are authorized to make investment decisions for the Funds and to place purchase and sale orders on behalf of the Funds to implement the investment decisions. In accordance with the investment objectives and policies of the Funds, and under the supervision of ICMI and general oversight of the Board of Directors of Penn Series, the sub-advisers are responsible for the day-to-day investment management of the Fund. ICMI has supervisory responsibility for the investment advisory services, including formulating investment policies and analyzing economic trends that may affect the Funds, and directing and evaluating the investment management services rendered by the sub-advisers.

     For providing investment advisory and management services to the Value Equity, Small Capitalization, Flexibly Managed, International Equity and High Yield Bond Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: Value Equity Fund--0.50%; Small Capitalization Fund--0.50%; Flexibly Managed Fund-- 0.50%; International Equity Fund--0.75%; and High Yield Bond Fund--0.50%.

     For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

--------------------------------------------------------------------------------
INVESTMENT SUB-ADVISERS

     T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the FLEXIBLY MANAGED and the HIGH YIELD BOND FUNDS pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 1997, Price Associates and its affiliates, managed more than $124 billion of assets.

     For providing investment management services to the Flexibly Managed and High Yield Bond Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $500,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time the combined total average daily net assets of the two Funds exceed $750,000,000.

     Richard P. Howard, Vice President of Price Associates, has been primarily responsible for the day-to-day investment management of the Flexibly Managed Fund since 1989. During the past five years, he has served as Vice President and equity portfolio manager of Price Associates.

     Mark J. Vaselkiv, Vice President of Price Associates, has been primarily responsible for the day-to-day investment management of the High Yield Bond Fund since 1994. During the past five years, he has been a Vice President and a portfolio manager in the taxable bond department of Price Associates.

     OPCAP ADVISORS. OpCap Advisors ("OpCap") is sub-adviser to the VALUE EQUITY and SMALL CAPITALIZATION FUNDS pursuant to an investment sub-advisory Agreement entered into by ICMI and OpCap on May 1, 1998. As sub-adviser, OpCap provides investment management services to the Funds. OpCap is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $61.4 billion in assets under management on December 31, 1997. PIMCO Advisors L.P., a registered investment adviser with approximately $125 billion in assets under management through various subsidiaries, and its affiliates, acquired control of Oppenheimer Capital and OpCap on November 4, 1997. As a result of various agreements and ownership interests, Pacific Life Insurance Company, certain PIMCO managers and Pacific Investment Management Company may be deemed, under provisions of the Investment Company Act, to control PIMCO Advisors L.P. and ultimately Oppenheimer Capital and OpCap. See the Statement of Additional Information for additional information regarding PIMCO

Advisors L.P. and its affiliates. OpCap is located at One World Financial Center, New York, New York 10281. It acts as investment adviser and sub-adviser to other mutual funds. As of December 31, 1997, OpCap managed assets of mutual funds with an aggregate value of more than $15.9 billion.

     For providing investment management services to the Value Equity and Small Capitalization Funds, ICMI pays OpCap, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates: 0.40% with respect to the first $50,000,000 of the combined total average daily net assets of the two Funds; 0.35% with respect to the next $200,000,000 of the combined total average daily net assets of the two Funds; and 0.30% with respect to the combined total average daily net assets of the two Funds in excess of $250,000,000.

     Eileen P. Rominger, Managing Director of Oppenheimer Capital, the parent of OpCap Advisors, is primarily responsible for the day-to-day investment management of the Value Equity Fund. Ms. Rominger has had that responsibility since November 1992. She has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

     Timothy McCormack, Timothy Curro and Gavin Albert are responsible for the day-to-day investment management of the Small Capitalization Fund. Timothy McCormack has been a portfolio manager of the Fund since March 1996. Timothy Curro and Gavin Albert became portfolio managers of the Fund on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993, and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992. Mr. McCormack, Vice President of Oppenheimer Capital, joined the firm in 1994. From 1993 to 1994 he was a security analyst at U.S. Trust Company and prior thereto he was a securities analyst at Gabelli & Company. He has a Masters of Business Administration degree from the Wharton School.

     VONTOBEL USA INC. Vontobel USA Inc. ("Vontobel") is sub-adviser to the INTERNATIONAL EQUITY FUND pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd. and an affiliate of Bank J. Vontobel & Co. Ltd., one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York 10022. As of December 31, 1997, Vontobel managed assets of over $1.9 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $30 billion under management.

     For providing investment management services to the International Equity Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

     Fabrizio Pierallini, Senior Vice President and Portfolio Manager, Vontobel USA Inc., is primarily responsible for the day-to-day investment management of the International Equity Fund. Mr. Pierallini joined Vontobel in April 1994 with responsibilities for managing international equities. Prior thereto, he served as Associate Director/Portfolio Manager, Swiss Bank Corporation, New York.

     RS INVESTMENT MANAGEMENT, INC. (formerly Robertson Stephens Investment Management, Inc.). RS Investment Management, Inc. ("RS") is sub-adviser to the EMERGING GROWTH FUND pursuant to an investment sub-advisory agreement entered into by ICMI and RS on May 1, 1998. As sub-adviser, RS provides investment management services to the Fund.

     RS, 555 California Street, San Francisco, CA 94104, is sub-adviser to the Emerging Growth Fund pursuant to the sub-advisory agreement entered into by ICMI and RS on May 1, 1998. As sub-adviser, RS provides investment management services to the Fund. RS commenced operations in March 1986 and is an indirect wholly-owned subsidiary of BankAmerica Corporation. BankAmerica Corporation is a global financial services company with approximately $250 billion in assets and an equity capital base of approximately $20 billion.

     ICMI pays RS, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates:
(i) 0.70% of the first $25,000,000 of average daily net assets of the Fund;
(ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and
(iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.

     James Callinan, Managing Director of Robertson Stephens & Company Investment Management, L.P. and Portfolio Manager of RS, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than nine years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, and M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.

     GENERAL INFORMATION. In allocating to brokers purchases and sales of portfolio securities of the Growth Equity, Value Equity, Small Capitalization, Emerging Growth, Flexibly Managed, International Equity and Quality Bond Funds, the adviser and sub-advisers are required to seek best price and most favorable execution but, under certain conditions, may take into consideration brokerage and research services and the sales of Fund shares.

--------------------------------------------------------------------------------
ADMINISTRATIVE AND CORPORATE SERVICES AGENT

     The Penn Mutual Life Insurance Company ("Penn Mutual") is the administrative and corporate services agent of Penn Series Funds, Inc. Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847 and has been engaged continuously in the life insurance business since that date. Its corporate home office is located at Independence Square, Philadelphia, Pennsylvania 19172.

     Under an administrative and corporate services agreement between the Fund and Penn Mutual, Penn Mutual administers Penn Series' corporate affairs, subject to the supervision of the Board of Directors and, in connection therewith, furnishes Penn Series with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides those ordinary clerical and bookkeeping services which are not provided by Penn Series' custodian, transfer agent, accounting services agent or adviser. Each Fund pays Penn Mutual an annual fee equal to 0.15% of the Fund's average daily net assets, subject to the limitations on Fund expenses described below.

     Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its investment adviser, sub-advisers and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Penn Series is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

--------------------------------------------------------------------------------
EXPENSES AND LIMITATIONS THEREON

     The Funds bear all expenses of its operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fee, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

     With respect to each Fund, the investment adviser, the investment sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The expense limitations for the Funds are as follows:
Growth Equity Fund: 1.00%; Value Equity Fund: 1.00%; Small Capitalization Fund:
1.00%; Emerging Growth Fund: 1.15%; Flexibly Managed Fund: 1.00%; International Equity Fund: 1.50%; Quality Bond Fund: 0.90%; High Yield Bond Fund: 1.00% and Money Market Fund: 0.80%. All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the other Funds, the sub-adviser will waive fees with regards to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%.

     For the year ended December 31, 1997, the annualized ratios of operating expenses (after waivers) to the average net assets for each of the Funds were:
Growth Equity Fund: 0.77%; Value Equity Fund: 0.76%; Small Capitalization Fund:
0.85%; Emerging Growth Fund: 1.15%; Flexibly Managed Fund: 0.76%; International Equity Fund: 1.13%; Quality Bond Fund: 0.75%; High Yield Bond Fund: 0.81%; Money Market Fund: 0.70%.

--------------------------------------------------------------------------------
CUSTODIAN, ACCOUNTING SERVICES AGENT AND TRANSFER AGENT

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series, and maintains certain records and books in connection therewith. A subsidiary of PNC Bank, PFPC Inc., Wilmington, Delaware 19809, is the accounting services agent and transfer agent for the Funds of Penn Series.

     As accounting services agent, PFPC Inc. provides accounting services to, and keeps the accounts and records of, Penn Series. Under the accounting services agreement, the accounting service fee is calculated daily based on a predetermined percentage of daily net assets. For domestic portfolios (Growth Equity, Value Equity, Small Capitalization, Emerging Growth, Flexibly Managed, Quality Bond, High Yield Bond and Money Market), the percentages are as follows:
 .075% of the first $100 million, .050% of the next $200 million, .030% of the next $300 million, and .020% of the remainder. For international portfolios (International Equity), the percentages are as follows: .085% of the first $100 million, .060% of the next $300 million, .040% of the next $200 million, and
 .030% of the remainder. Additionally, all non-money market funds are subject to specified minimum annual fees.

--------------------------------------------------------------------------------
SALE AND REDEMPTION OF SHARES

     Shares of each Fund of Penn Series are sold to Penn Mutual and its subsidiary, PIA, for their separate accounts at net asset value of the shares next determined after receipt of the purchase order. There is no sales charge or sales load.

     Shares of each Fund of Penn Series are redeemed at their net asset value next determined after receipt of a written request for redemption. There is no redemption charge.

--------------------------------------------------------------------------------
NET ASSET VALUE OF SHARES

     Net asset value per share of the Growth Equity, Value Equity, Small Capitalization, Emerging Growth, Flexibly Managed, International Equity, Quality Bond, and High Yield Bond Funds is determined as of the close of the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The net asset value per share of each Fund is determined by subtracting that Fund's liabilities (including accrued expenses) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Portfolio securities listed on a national securities exchange are valued at the last quoted sales price on the exchange or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other portfolio securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by, or pursuant to delegated authority of, the Board of Directors.

     Foreign portfolio securities generally are valued in accordance with the above procedures, except as described below. Trading in foreign securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value is not calculated.

     Foreign portfolio securities, including ADRs and EDRs, which are traded on stock exchanges, are valued at the last sale price, prior to the Fund valuation time, on the exchange on which such securities are traded, unless the Fund is aware of a material change in the value prior to the time the Fund values its securities, or, lacking any sales, at the last available bid price. ADR's for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

     The Funds will make the effort to follow the above pricing procedures, recognizing that due to differing hours, the calculation of net asset value may not take place contemporaneously with the determination of the prices of foreign portfolio securities used in such calculations. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Fund shares into U.S. dollars at the prevailing market rates.

     Net asset value per share of the Money Market Fund is determined, as of Noon, Philadelphia time, on each day the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is determined by subtracting the Fund's liabilities from its total assets and dividing the result by the total number of shares outstanding. Securities held by the Money Market Fund are valued by the amortized cost method. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

     Penn Series is qualified as a regulated investment company under Section 851 of the Internal Revenue Code and distributes substantially all of its net investment income and realized gains from securities transactions to shareholders. For each taxable year in which it and each of its Funds so qualify, Penn Series will not be subject to tax on net investment income and realized gains from securities transactions distributed to shareholders. Further, under current provisions of the Code, Penn Mutual and PIA do not expect to incur federal income tax on earnings of their separate accounts resulting from their shares of Penn Series to the extent that those earnings are credited to variable contracts.

--------------------------------------------------------------------------------
VOTING RIGHTS

     The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.

     Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS

     Ernst & Young LLP serves as the independent auditors of Penn Series Funds, Inc. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP is also the independent auditors of The Penn Mutual Life Insurance Company.

--------------------------------------------------------------------------------
LEGAL MATTERS

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series Funds, Inc.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION -- MAY 1, 1998
--------------------------------------------------------------------------------

PENN SERIES FUNDS, INC.
600 DRESHER ROAD, HORSHAM, PA 19044 . TELEPHONE (215) 956-8000
--------------------------------------------------------------------------------

This statement is not a prospectus but should be read in conjunction with the current prospectus of Penn Series Funds, Inc. ("Penn Series") dated May 1,
1998. To obtain the prospectus you may write to The Penn Mutual Life Insurance Company ("Penn Mutual"), Customer Service Group--H3F, Independence Square, Philadelphia, PA 19172. Or, you may call, toll free, 1-800-548-1119.
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES......................................................  B-2
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES.......................................  B-3
  Investments in Debt Securities...........................................  B-3
  Investments in Foreign Equity Securities.................................  B-5
  Investments in Smaller Companies.........................................  B-6
  Foreign Currency Transactions............................................  B-6
  Repurchase Agreements....................................................  B-7
  Lending of Portfolio Securities..........................................  B-8
  Illiquid Securities......................................................  B-8
  Warrants.................................................................  B-8
  When-Issued Securities...................................................  B-9
  The Quality Bond Fund's Policy Regarding Industry Concentration..........  B-9
  Options..................................................................  B-9
  Futures Contracts........................................................ B-10
  Loan Participations and Assignments...................................... B-11
  Trade Claims............................................................. B-11
--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS.................................................... B-12
  Growth Equity Fund....................................................... B-12
  Value Equity Fund........................................................ B-13
  Small Capitalization Fund................................................ B-14
  Emerging Growth Fund..................................................... B-15
  Flexibly Managed Fund.................................................... B-16
  International Equity Fund................................................ B-17
  Quality Bond Fund........................................................ B-18
  High Yield Bond Fund..................................................... B-19
  Money Market Fund........................................................ B-20
--------------------------------------------------------------------------------
GENERAL INFORMATION........................................................ B-21
  Investment Advisory Services............................................. B-21
  Administrative and Corporate Services.................................... B-22
  Accounting Services...................................................... B-23
  Limitation on Fund Expenses.............................................. B-24
  Portfolio Transactions................................................... B-24
  Directors and Officers................................................... B-26
  Custodial Services....................................................... B-27
  Independent Auditors..................................................... B-27
  Legal Matters............................................................ B-27
  Net Asset Value of Shares................................................ B-27
  Ownership of Shares...................................................... B-28
  Tax Status............................................................... B-28
--------------------------------------------------------------------------------
RATINGS OF COMMERCIAL PAPER................................................ B-29
--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT SECURITIES....................................... B-30
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF PENN SERIES........................................ B-31
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS............................................. B-69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment objectives, programs and restrictions of the nine Funds that comprise the Penn Series
Funds, Inc. Unless otherwise specified, the investment policies and restrictions of the Funds are not fundamental policies. The operating policies of each Fund are subject to change by the Board of Directors without shareholder approval. Fundamental policies of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.
  The investment objectives of the nine Funds are as follows. There is, of course, no assurance that these objectives will be achieved.
--------------------------------------------------------------------------------
GROWTH EQUITY      seeks long-term growth of capital and increase of future
 FUND              income by investing primarily in common stocks of well-
                   established growth companies;
--------------------------------------------------------------------------------
VALUE EQUITY FUND  seeks to maximize total return (capital appreciation and income) primarily by investing in equity securities of
                   companies believed to be undervalued considering such
                   factors as assets, earnings, growth potential and cash
                   flows;
--------------------------------------------------------------------------------
SMALL              seeks capital appreciation through investment in a
 CAPITALIZATION    diversified portfolio of securities consisting primarily of
 FUND              equity securities of companies with market capitalizations of under $1 billion;
--------------------------------------------------------------------------------
EMERGING GROWTH    seeks capital appreciation by investing primarily in common
 FUND              stocks of emerging growth companies with above-average
                   growth prospects;
--------------------------------------------------------------------------------
FLEXIBLY MANAGED   seeks to maximize total return (capital appreciation and
 FUND              income) by investing in common stocks, other equity
                   securities, corporate debt securities, and/or short-term
                   reserves, in proportions considered appropriate in light of the availability of attractively valued individual
                   securities and current and expected economic and market
                   conditions;
--------------------------------------------------------------------------------
INTERNATIONAL      seeks to maximize capital appreciation by investing in a
 EQUITY FUND       carefully selected diversified portfolio consisting
                   primarily of equity securities. The investments will
                   consist principally of equity securities of European and
                   Pacific Basin countries;
--------------------------------------------------------------------------------
QUALITY BOND FUND  seeks the highest income over the long term consistent with the preservation of principal by investing primarily in
                   marketable investment-grade debt securities;
--------------------------------------------------------------------------------
HIGH YIELD BOND    seeks high current income by investing primarily in a
 FUND              diversified portfolio of long-term high-yield/high risk
                   fixed income securities in the medium to lower quality
                   ranges; capital appreciation is a secondary objective; SUCH
                   SECURITIES, WHICH ARE COMMONLY REFERRED TO AS "JUNK" BONDS,
                   GENERALLY INVOLVE GREATER RISKS OF LOSS OF INCOME AND
                   PRINCIPAL THAN HIGHER RATED SECURITIES;
--------------------------------------------------------------------------------
MONEY MARKET FUND  seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent
                   therewith, by investing in high quality money market
                   instruments; AN INVESTMENT IN THE FUND IS NEITHER INSURED
                   NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO
                   ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE
                   NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

--------------------------------------------------------------------------------
INVESTMENTS IN DEBT SECURITIES

  Debt securities in which one or more of the Funds may invest in include those described below.
  U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.
  U.S. GOVERNMENT AGENCY SECURITIES. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; and the remainder are supported only by the credit of the instrumentality.
  LONG-TERM, MEDIUM TO LOWER QUALITY CORPORATE DEBT SECURITIES. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities of at least 10 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund 's investment adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies.
  INVESTMENT GRADE CORPORATE DEBT SECURITIES. The Quality Bond Fund will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").
  BANK OBLIGATIONS. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.
  No Fund will invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation,
(ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.
  COMMERCIAL PAPER. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.
  CANADIAN GOVERNMENT SECURITIES. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.
  SAVINGS AND LOAN OBLIGATIONS. The Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

  No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.
  MUNICIPAL OBLIGATIONS. The Quality Bond and Value Equity Funds may invest in Municipal Obligations that meet the Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
  Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
  Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.
  To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.
  FOREIGN DEBT SECURITIES. Subject to the particular Fund's quality and maturity standards, the Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States.
  The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Value Equity Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.
  The Small Capitalization and Emerging Growth Funds may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.
  For information on risks involved in investing in foreign securities, see information on "INVESTMENT IN FOREIGN EQUITY SECURITIES" below.
  PRIME MONEY MARKET SECURITIES DEFINED. Prime money market securities include:
U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, Aaa or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.
  COLLATERALIZED MORTGAGE OBLIGATIONS. The Quality Bond Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.
  ASSET-BACKED SECURITIES. The Quality Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."
  "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
  ZERO COUPON AND PAY-IN-KIND BONDS. The High Yield Bond Fund may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.
  Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.
  For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

--------------------------------------------------------------------------------
INVESTMENTS IN FOREIGN EQUITY SECURITIES

  The Growth Equity, Value Equity, Small Capitalization, Emerging Growth and Flexibly Managed Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund:
Growth Equity Fund--30%; Value Equity Fund--25%; Small Capitalization Fund-- 15%; Emerging Growth Fund--10%; and Flexibly Managed Fund--25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

--------------------------------------------------------------------------------
INVESTMENTS IN SMALLER COMPANIES

  The Small Capitalization and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS

  As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.
  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
  Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin-deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.
  The Funds may enter into forward foreign contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Growth Equity Fund, Value Equity Fund, Small Capitalization Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.
  At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
  It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.
  Although the International Equity Fund, Growth Equity Fund, Value Equity Fund, Small Capitalization Fund, Emerging Growth Fund and High Yield Bond Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

  Each Fund, other than the Growth Equity Fund, may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Quality Bond Fund will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

--------------------------------------------------------------------------------
LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

--------------------------------------------------------------------------------
ILLIQUID SECURITIES

  Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

  The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser , acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

--------------------------------------------------------------------------------
WARRANTS

  The Flexibly Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Value Equity, Small Capitalization, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES

  The Value Equity Fund, Small Capitalization Fund, Quality Bond Fund, Flexibly Managed Fund, Emerging Growth Fund and High Yield Bond Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION

  When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

--------------------------------------------------------------------------------
OPTIONS

  Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities indices. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.
  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.
  A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.
  There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

--------------------------------------------------------------------------------
FUTURES CONTRACTS

  Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable), in accordance with each Fund's investment policies and restrictions. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.
  Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.
  Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.
  A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.
  The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
  Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

--------------------------------------------------------------------------------
LOAN PARTICIPATIONS AND ASSIGNMENTS

  The High Yield Bond Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.
  The loan participations in which the High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.
  Because the High Yield Bond Fund is allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.
  There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations.
  Where required by applicable SEC positions, the Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.
  Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

--------------------------------------------------------------------------------
TRADE CLAIMS

  The High Yield Bond Fund may invest up to 5% of its total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.
  Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.
  Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

  As noted above, investing in trade claims does carry some unique risks which include:
  ESTABLISHING THE AMOUNT OF THE CLAIM. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.
  DEFENSES TO CLAIMS. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefitted the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.
  DOCUMENTATION/INDEMNIFICATION. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.
  VOLATILE PRICING DUE TO ILLIQUID MARKET. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.
  NO CURRENT YIELD/ULTIMATE RECOVERY. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.
  TAX ISSUE. Although the issue is not free from doubt, it is likely that trade claims would be treated as nonsecurities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS

  Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the eight respective Funds. Fundamental policies may not be changed without the approval of the lesser of
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND

  Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except for securities issued or guaranteed by the U.S. Government; (2) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer; (3) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (4) INDUSTRY CONCENTRATION. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (5) REAL ESTATE. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (7) INVESTMENT COMPANIES. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the

Investment Company Act of 1940 and any rules adopted thereunder); (8) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (9) LOANS. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrowings will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (11) UNDERWRITING. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities; (12) SECURITIES OF ADVISER. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (13) ALLOCATION OF PRINCIPAL BUSINESS TO OFFICERS AND DIRECTORS. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (14) ALLOCATION OF BROKERAGE BUSINESS TO ADVISER. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser;
(15) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (16) RESTRICTED AND ILLIQUID SECURITIES. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable; (17) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (18) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(19) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (20) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (21) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (22) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
VALUE EQUITY FUND

  Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and (15)
are fundamental policies of the Value Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (D) UNSEASONED ISSUERS. More than 5% of the value of the Value Equity Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT

COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to
(15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below;
(8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrowings will reduce net investment income; the Fund may also enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts;
(11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

  Investment restrictions (1) through (9) are fundamental policies of the Small Capitalization Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon;
(5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs;
(13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

  Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon;
(5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND

  Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.
  The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) RESTRICTED OR ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business);
(4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

  Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and (15)
are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in (a) securities with legal or contractual restrictions on resale;
(b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
QUALITY BOND FUND

  Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.
  The Fund may not (1) purchase a security if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION above), but this limitation does not apply to bank certificates of deposit; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (E) RESTRICTED SECURITIES. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (F) WARRANTS. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) REAL ESTATE. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) SHORT SALES AND PURCHASES ON MARGIN. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) LOANS. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) BORROWING. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts;
(8) MORTGAGING. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrowings where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) UNDERWRITING. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above;
(10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (12) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

  Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (18) are operating policies subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) EQUITY SECURITIES. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) RESTRICTED OR ILLIQUID SECURITIES. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940; (6) COMMODITIES. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below;
(9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;
(15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; (16) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) PURCHASES WHEN BORROWINGS OUTSTANDING. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) SHORT SALES. Effect short sales of securities; or (19) WARRANTS. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

--------------------------------------------------------------------------------
MONEY MARKET FUND

  Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through (15) are operating policies subject to change by the Board of Directors without shareholder approval.
  The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) EQUITY SECURITIES. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) RESTRICTED OR ILLIQUID SECURITIES. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities.
  In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "INVESTMENT OBJECTIVES AND POLICIES - MONEY MARKET FUND" in the prospectus for certain of the restrictions contained in the Rule.

--------------------------------------------------------------------------------
GENERAL INFORMATION

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES

  INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI") has served as investment adviser to the GROWTH EQUITY, QUALITY BOND and MONEY MARKET FUNDS since November 21, 1992. See "INVESTMENT ADVISER" in the prospectus for information regarding ownership of ICMI, investment advisory and management services provided to the Funds by ICMI and the method of computing the advisory fees payable by the Funds to ICMI.
  ICMI has served as investment adviser and RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") as sub-adviser to the EMERGING GROWTH FUND since its inception on May 1, 1997. See "INVESTMENT ADVISER" in the prospectus for information regarding investment advisory services provided to the Fund by ICMI and the method of computing the advisory fees payable by the Funds to ICMI.
  ICMI commenced serving as investment adviser to the VALUE EQUITY, SMALL CAPITALIZATION, FLEXIBLY MANAGED, HIGH YIELD BOND and INTERNATIONAL EQUITY FUNDS on May 1, 1998. Also on that date, OpCap Advisors (who formerly served as investment adviser to the VALUE EQUITY and SMALL CAPITALIZATION FUNDS), T. Rowe Price Associates, Inc. (who formerly served as investment adviser to the FLEXIBLY MANAGED and HIGH YIELD BOND FUNDS), and Vontobel USA Inc. (who formerly served as investment adviser to the INTERNATIONAL EQUITY FUND), commenced serving as sub-advisers to the respective Funds -performing substantially the same day-to-day investment management services as they performed as investment adviser. See "INVESTMENT ADVISER" in the prospectus for information regarding the investment advisory services provided to the Funds by the ICMI and the method of computing the advisory fees payable by the Funds to ICMI.
  OPCAP ADVISORS. OpCap Advisors ("OpCap") served as investment adviser to the VALUE EQUITY FUND from November 1, 1992 to May 1, 1998 and as investment adviser to the SMALL CAPITALIZATION FUND from March 1, 1995 (the date of inception of the Fund) to May 1, 1998. On May 1, 1998 OpCap commenced serving as sub-adviser to the Funds and performs substantially the same day-to-day investment management services as it performed as investment adviser. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Funds and the method of computing the sub-advisory fees payable by ICMI to the OpCap.
  OpCap is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $61.4 billion in assets under management on December 31, 1997. All investment management services performed by OpCap are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners:
PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holding L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P. formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.

  T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") served as investment adviser to the FLEXIBLY MANAGED and HIGH YIELD BOND FUNDS from March 1, 1987 to May 1, 1998. On May 1, 1998 Price Associates commenced serving as sub-adviser to the Funds and performs substantially the same day-to-day investment management services as it performed as investment adviser. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding ownership of Price Associates, the sub-advisory services provided to the Funds and the method of computing the sub-advisory fees payable by ICMI to the Price Associates.
  VONTOBEL USA INC. Vontobel USA Inc. ("Vontobel") served as investment adviser to the INTERNATIONAL EQUITY FUND from November 1, 1992 to May 1, 1998. On May 1, 1998 Vontobel commenced serving as sub-adviser to the Fund and performs substantially the same day-to-day investment management services as it performed as investment adviser. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding ownership of Vontobel, the sub-advisory services provided to the Fund and the method of computing the sub-advisory fees payable by ICMI to the Vontobel.
  RS INVESTMENT MANAGEMENT, INC. RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RS") commenced serving as sub-adviser to the EMERGING GROWTH FUND on May 1, 1997. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the ownership of RS, the sub-advisory services provided to the Fund and the method of computing the sub-advisory fees payable by ICMI to the RS.

  For fiscal years 1997, 1996 and 1995, the advisory fees paid by each of the Funds then in existence were as follows:

   FUND                        ADVISER         1997        1996       1995
  ---------------------------------------------------------------------------
   Growth Equity Fund            ICMI       $  600,772  $  494,636 $  400,482
  ---------------------------------------------------------------------------
   Value Equity Fund            OpCap        1,279,429     800,404    523,127
  ---------------------------------------------------------------------------
   Small Capitalization
    Fund                        OpCap          137,566      51,982     12,149
  ---------------------------------------------------------------------------
   Emerging Growth Fund**        ICMI           50,608*        N/A        N/A
  ---------------------------------------------------------------------------
   Flexibly Managed Fund   Price Associates  2,310,427   1,645,769  1,090,740
  ---------------------------------------------------------------------------
   International Equity
    Fund                       Vontobel        912,368     646,040    462,151
  ---------------------------------------------------------------------------
   Quality Bond Fund             ICMI          164,758     175,993    138,201
  ---------------------------------------------------------------------------
   High Yield Bond Fund    Price Associates    254,474     196,230    170,581
  ---------------------------------------------------------------------------
   Money Market Fund             ICMI          148,226     119,842     67,864
  ---------------------------------------------------------------------------

  * For the eight months ended December 31, 1997, ICMI paid sub-advisory fees to RS in the amount of $45,346.
  ** The Emerging Growth Fund commenced operations on May 1, 1997.

  In 1997, the advisory fee paid by the Emerging Growth Fund is after a voluntary fee waiver of $9,862. In 1996, the advisory fees paid by the Growth Equity Fund, Small Capitalization Fund, International Equity Fund, Quality Bond Fund and Money Market Fund are after a voluntary fee waiver of $10,173, $7,964, $1,262, $4,132 and $2,778, respectively. In 1995, the advisory fees paid by the Growth Equity Fund, Quality Bond Fund and Money Market Fund are after voluntary fee waivers of $44,498, $17,275 and $9,700, respectively.

--------------------------------------------------------------------------------
ADMINISTRATIVE AND CORPORATE SERVICES

  On March 1, 1987, Penn Mutual began serving as the administrative and corporate services agent for Penn Series, pursuant to the Original Administrative and Corporate Services Agreement. On February 27, 1989, the Board of Penn Series, including a majority of directors who were not interested persons of Penn Series, approved the current Administrative and Corporate Services Agreement with Penn Mutual. The current Agreement was approved by shareholders in accordance with instructions from contract owners and payees at their 1989 Annual Meeting on April 27, 1989, and on May 1, 1989, the Original Administrative Services Agreement terminated and the current Agreement became effective. The current Agreement, as amended and restated, was approved by the shareholders on October 15, 1992. As administrative and corporate services agent, Penn Mutual receives a fee equal to the annual rate of 0.15% of each Fund's average daily net assets and provides a variety of services including:
(a) the maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) the preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) the preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders;
(g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.
  For fiscal years 1997, 1996, and 1995 the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:

   FUND                         1997     1996     1995
  ------------------------------------------------------
   Growth Equity Fund         $186,580 $149,014 $133,494
  ------------------------------------------------------
   Value Equity Fund           383,864  240,121  157,021
  ------------------------------------------------------
   Small Capitalization Fund    41,270   15,135    3,644
  ------------------------------------------------------
   Emerging Growth Fund*         1,483      N/A      N/A
  ------------------------------------------------------
   Flexibly Managed Fund       693,190  493,731  327,756
  ------------------------------------------------------
   International Equity Fund   182,487  129,460   92,430
  ------------------------------------------------------
   Quality Bond Fund            56,299   58,663   51,238
  ------------------------------------------------------
   High Yield Bond Fund         76,344   58,869   51,240
  ------------------------------------------------------
   Money Market Fund            56,455   45,111   29,059
  ------------------------------------------------------

  * The Emerging Growth Fund commenced operations on May 1, 1997.
  In 1997, the administration fees paid by the Emerging Growth Fund is after a voluntary fee waiver of $9,862.

--------------------------------------------------------------------------------
ACCOUNTING SERVICES

  On May 1, 1989, PFPC Inc. ("PFPC") began serving as the accounting services agent for Penn Series. In that capacity, PFPC provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund of a daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and
(b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance for each Fund of all records that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.
  For fiscal years 1997, 1996, and 1995, the accounting fees paid by each of the Funds then in existence were as follows:

   FUND                         1997     1996     1995
  ------------------------------------------------------
   Growth Equity Fund         $ 87,177 $ 74,103 $ 67,062
  ------------------------------------------------------
   Value Equity Fund           152,928  105,040   76,467
  ------------------------------------------------------
   Emerging Growth Fund*         6,127      N/A     N/A
  ------------------------------------------------------
   Flexibly Managed Fund       223,627  182,975  133,697
  ------------------------------------------------------
   International Equity Fund    97,981   73,307   52,431
  ------------------------------------------------------
   Quality Bond Fund            28,211   29,335   27,616
  ------------------------------------------------------
   High Yield Bond Fund         38,169   29,453   27,418
  ------------------------------------------------------
   Small Capitalization Fund    27,518   27,268    8,559
  ------------------------------------------------------
   Money Market Fund            28,227   22,555   14,917
  ------------------------------------------------------

  * The Emerging Growth Fund commenced operations on May 1, 1997.

--------------------------------------------------------------------------------
LIMITATION ON FUND EXPENSES

  See "EXPENSES AND LIMITATIONS THEREON" in the prospectus for information on limitations on expenses of the Funds.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS

  Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund that makes up Penn Series are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.
  In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.
  Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.
  The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.
  With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.
  In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.
  In allocating brokerage business the advisers and sub-advisers annually assesses the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker/dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the advisers and sub-advisers in serving the Funds, as well as its other clients.
  For fiscal years 1997, 1996, and 1995, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $595,881, $641,514 and $522,493, respectively. During 1997, the adviser directed transactions of $590,436,903 (with related commissions of $536,298) to brokers who provided research services.
  For fiscal years 1997, 1996, and 1995, the total brokerage commissions paid by the Value Equity Fund, including discounts received by securities dealers in connection with underwritings, were $111,699, $119,775 and $98,671, respectively. During 1997, the adviser directed transactions of $679,520,700 (with related commissions of $14,832) to brokers who provided research services.
  For fiscal years 1997, 1996, and 1995, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $368,415, $323,511 and $221,716, respectively. During 1997, the adviser directed transactions of $2,150,925,921 (with related commissions of $294,941) to brokers who provided research services.
  For fiscal years 1997, 1996, and 1995, the total brokerage commissions paid by the International Equity Fund, including the discounts received by the securities dealers in connection with underwritings, were $248,517, $282,591 and $280,461, respectively. During 1997, the adviser allocated transactions of $383,928,743 (with related commissions of $130,090) to brokers who provided research services.
  For fiscal years 1997, 1996 and the period March 1, 1995 (commencement of operations) through December 31, 1995, the total brokerage commissions paid by the Small Capitalization Fund, including the discounts received by the Securities division in connection with underwritings, were $82,820, $28,271 and $14,492, respectively. During 1997, the adviser directed transactions of $112,286,633 (with related commissions of $10,390) to brokers who provided research services.
  For the period May 1, 1997 (commencement of operations) through December 31, 1997, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by the Securities division in connection with underwritings was $32,800. During 1997, the adviser directed transactions of $106,157,037 (with related commissions of $12,017) to brokers who provided research services.
  For fiscal years 1997, 1996, and 1995, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $1,504,902,144, $838,148,194 and $458,184,878, respectively. For fiscal years 1997, 1996, and
1995, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $362,910,185, $263,291,031 and $236,641,374, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $337,784,744, $329,947,899 and $138,010,705, respectively. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.
  Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

  The directors and principal officers of Penn Series, their business addresses and principal occupations during the past five years are set forth in the following table.

                           POSITION WITH  PRINCIPAL OCCUPATION
 NAME AND ADDRESS          PENN SERIES    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Eugene Bay                Director       Senior Pastor, Bryn Mawr Presbyterian
 121 Fishers Road                         Church, Bryn Mawr, PA.
 Bryn Mawr, PA 19010
-------------------------------------------------------------------------------
 James S. Greene           Director       Retired; Vice President and Director,
 P.O. Box 3761                            International Raw Materials, Inc.,
 Vero Beach, FL 32964-3761                Philadelphia, PA (commodities
                                          trading), prior to September 1990.
-------------------------------------------------------------------------------
 Robert E. Chappell*       Director       Chairman of the Board and Chief
 600 Dresher Road                         Executive Officer (since December
 Horsham, PA 19044                        1996), President and Chief Executive
                                          Officer (April 1995-December 1996),
                                          President and Chief Operating
                                          Officer, The Penn Mutual Life
                                          Insurance Company (January 1994 to
                                          April 1995); Executive Vice
                                          President, PNC Bank Corp. (January
                                          1992 to December 1993); Chairman of
                                          the Board (June 1991 to January 1992)
                                          and Chairman, President and Chief
                                          Executive Officer, Provident National
                                          Bank (prior thereto).
-------------------------------------------------------------------------------
 Larry L. Mast*            Director       Executive Vice President, The Penn
 The Penn Mutual Life                     Mutual Life Insurance Company (May
 Insurance Company                        1997 to present). Formerly Senior
 600 Dresher Road                         Vice President, Lafayette Life
 Horsham, PA 19044                        [Insurance Company] (September 1994
                                          to May 1997); Vice President,
                                          Security Benefit [Insurance Company]
                                          (May 1993 to September 1994); Vice
                                          President, Home Life [Insurance
                                          Company] (July 1990 to May 1993);
                                          Agency Manager, The Equitable Life
                                          Insurance Company, (August 1978 to
                                          July 1990).
-------------------------------------------------------------------------------
 Daniel J. Toran*          Director       President and Chief Operating
 The Penn Mutual Life                     Officer, The Penn Mutual Life
 Insurance Company                        Insurance Company (January 1997 to
 600 Dresher Road                         present); Executive Vice President,
 Horsham, PA 19044                        Sales and Marketing (May 1996 to
                                          January 1997). Executive Vice
                                          President, The New England Mutual
                                          Life Insurance Company, prior
                                          thereto.
-------------------------------------------------------------------------------
 William H. Loesche, Jr.   Director       Retired; Adviser (since April 1988);
 100 Gray'sLane                           Director (prior thereto), Keystone
 Apt. 101                                 Insurance Company and Keystone
 Haverford, PA 19041                      Automobile Club, Philadelphia, PA.
-------------------------------------------------------------------------------
 M. Donald Wright          Director       President, M. Donald Wright
 100 Chetwynd Drive                       Professional Corporation, Bryn Mawr,
 Rosemont, PA 19010                       PA (financial planning and
                                          consulting); Director, Graduate
                                          School of Financial Services, The
                                          American College, since April 1991.
-------------------------------------------------------------------------------
 James B. McElwain         President      Assistant Vice President, Investment
 600 Dresher Road                         Marketing and Operations (since
 Horsham, PA 19044                        August 1995); Assistant Vice
                                          President, Retirement and Investment
                                          Sales Operation, The Penn Mutual Life
                                          Insurance Company, (November 1991-
                                          August 1995); National Director of
                                          Marketing, Asset Management Sales,
                                          The Metropolitan Life Insurance
                                          Company, prior thereto.
-------------------------------------------------------------------------------
 Richard F. Plush          Vice President Assistant Vice President and Senior
 600 Dresher Road                         Actuary, The Penn Mutual Life
 Horsham, PA 19044                        Insurance Company (1973 to present).
-------------------------------------------------------------------------------
 Lee J. Anderson           Vice President Senior Investment Consultant, The
 600 Dresher Road                         Penn Mutual Life Insurance Company
 Horsham, PA 19044                        (March 1995 to present); Investment
                                          Statistical Analyst, Independence
                                          Capital Management, Inc., prior
                                          thereto.
-------------------------------------------------------------------------------
 C. Ronald Rubley          Secretary      Attorney, Morgan, Lewis & Bockius
 2000 One Logan Square                    LLP, Philadelphia, PA (since January
 Philadelphia, PA 19103                   1996); Associate General Counsel, The
                                          Penn Mutual Life Insurance Company,
                                          prior thereto.
-------------------------------------------------------------------------------
 Steven M. Herzberg        Treasurer      Assistant Vice President and
 600 Dresher Road                         Treasurer, The Penn Mutual Life
 Horsham, PA 19044                        Insurance Company (December 1997 to
                                          present); Director of Financial
                                          Planning and Treasurer (November 1995
                                          to December 1997); Director, Cost and
                                          Budget (November 1991 to November
                                          1995); Director, Benefits
                                          Administration, prior thereto.
-------------------------------------------------------------------------------
 Ann M. Strootman          Controller     Vice President and Controller (since
 600 Dresher Road                         January 1996), Assistant Vice
 Horsham, PA 19044                        President, Financial and Management
                                          Accounting (since 1994), Director of
                                          Financial Accounting (prior thereto),
                                          The Penn Mutual Life Insurance
                                          Company.
-------------------------------------------------------------------------------

* Director is an "interested person" of Penn Series, as defined in the Investment Company Act of 1940, as amended.

  Directors and officers of Penn Series who are employed by Penn Mutual will not receive any special compensation for serving in such capacities. Penn Series has made no provision for the payment of retirement or pension benefits to any director or officer. In 1997, Penn Series paid directors' fees in the aggregate amount of $47,500 to directors who are not "interested persons" of Penn Series.

  The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board.

--------------------------------------------------------------------------------
CUSTODIAL SERVICES

  PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107 is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS

  Ernst & Young LLP serves as the independent auditors of Penn Series Funds, Inc. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP is also the independent auditors of The Penn Mutual Life Insurance Company.

--------------------------------------------------------------------------------
LEGAL MATTERS

  Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series Funds, Inc.

--------------------------------------------------------------------------------
NET ASSET VALUE OF SHARES

  The following information supplements the information on net asset value of shares set forth in "Net Asset Value of Shares" in the Prospectus.
  The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.
  Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
  The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.
  In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

--------------------------------------------------------------------------------
OWNERSHIP OF SHARES

  The outstanding shares of each of the Funds of Penn Series are owned by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA") and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.
  On January 31, 1998, the outstanding shares of Penn Series were owned as follows:*

                         GROWTH VALUE  EMERGING FLEXIBLY               QUALITY                SMALL      MONEY
                         EQUITY EQUITY  GROWTH  MANAGED  INTERNATIONAL  BOND   HIGH YIELD CAPITALIZATION MARKET
                          FUND   FUND    FUND     FUND    EQUITY FUND   FUND   BOND FUND       FUND       FUND
---------------------------------------------------------------------------------------------------------------
Percentage of
 Outstanding Shares
 Owned by Penn Mutual
 and Held in Separate
 Accounts Pursuant to
 Variable Annuity
 Contracts                89%    80%     60%      77%         79%        76%      77%          59%        58%
---------------------------------------------------------------------------------------------------------------
Percentage of
 Outstanding Shares
 Owned by PIA and Held
 in a Separate Account
 Pursuant to Variable
 Annuity Contracts         5%    11%     14%      14%         10%        13%      14%          28%        21%
---------------------------------------------------------------------------------------------------------------
Percentage of
 Outstanding Shares
 Owned by Penn Mutual
 and Held in a Separate
 Account Pursuant to
 Variable Life
 Insurance Contracts       6%     9%      8%       9%         11%        11%       9%          13%        21%
---------------------------------------------------------------------------------------------------------------
Percentage of Outstand-
 ing Shares Owned by
 Penn Mutual and Held
 in its General Account
 as an Equity Invest-
 ment                      0%     0%     18%       0%          0%         0%       0%           0%        0%*
---------------------------------------------------------------------------------------------------------------

* Unaudited.

--------------------------------------------------------------------------------
TAX STATUS

  The following is only a summary of certain federal tax considerations generally affecting a Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.
  The following discussion of certain Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

  It is the policy of each of the Funds to continue to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expect to be relieved of the Federal income taxes on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.
  In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Funds may engage in short-term trading and in certain hedging transactions and may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to Federal income tax on the part of it's net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).
  If for any taxable year, a Fund does not qualify as a regulated investment company under Sub-chapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the fund's current or accumulated earnings and profits. Such distributions will generally qualify for the corporate dividends received deduction for corporate shareholders.
  If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its net realized gains (the excess of short and long term capital gain over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax.
  Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.
  A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

--------------------------------------------------------------------------------
RATINGS OF COMMERCIAL PAPER

MOODY'S INVESTOR SERVICES, INC.'S COMMERCIAL PAPER RATINGS:

PRIME-1
      Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
      --Leading market positions in well-established industries.
      --High rates of return on funds employed.
      --Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      --Well-established access to a range of financial markets and assured sources of alternate liquidity.
--------------------------------------------------------------------------------
PRIME-2
      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

      Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still
      appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
--------------------------------------------------------------------------------
PRIME-3
      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
--------------------------------------------------------------------------------
STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS:

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
--------------------------------------------------------------------------------
A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.
--------------------------------------------------------------------------------
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
--------------------------------------------------------------------------------
B Issues rated B are regarded as having significant speculative characteristics for timely payment.
--------------------------------------------------------------------------------
C This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.
--------------------------------------------------------------------------------
D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
--------------------------------------------------------------------------------
FITCH INVESTORS SERVICE, INC.:

  FITCH 1--HIGHEST GRADE. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH 2--VERY GOOD GRADE. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.
--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT SECURITIES

  The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
--------------------------------------------------------------------------------
AA  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.
--------------------------------------------------------------------------------
A
    Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
--------------------------------------------------------------------------------

Baa
    Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
--------------------------------------------------------------------------------
Ba Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
    Uncertainty of position characterizes bonds in this class.
--------------------------------------------------------------------------------
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
--------------------------------------------------------------------------------
Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
--------------------------------------------------------------------------------
C   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
--------------------------------------------------------------------------------
  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

--------------------------------------------------------------------------------
STANDARD & POOR'S RATINGS GROUP

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
--------------------------------------------------------------------------------
AA  Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.
--------------------------------------------------------------------------------
A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
--------------------------------------------------------------------------------
BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
--------------------------------------------------------------------------------
  Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
  Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on a obligation are jeopardized.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF PENN SERIES

The following pages include audited financial statements and financial highlights as of December 31, 1997 for the Growth Equity Fund, Value Equity Fund, Small Capitalization Fund, Emerging Growth Fund, Flexibly Managed Fund, International Equity Fund, Quality Bond Fund, High Yield Bond Fund and Money Market Fund.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE MONEY MARKET FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------- ------ -----------
COMMERCIAL PAPER (32.9%)
------------------------
 Carolina Power and Light 5.70%............ 02/27/98 NR      $1,500 $ 1,486,462
 Caterpillar Inc.
  5.55%.................................... 04/03/98 A-1      1,100   1,084,398
  5.72%.................................... 02/23/98 A-1        375     371,842
 Dekalb County for Emory University 5.70%.. 01/06/98 A-1      1,500   1,500,000
 General Electric Capital Corp. 5.72%...... 03/20/98 A-1        750     740,705
 General Motors Acceptance Corp. 5.80%..... 01/06/98 A-2      1,500   1,498,792
 IBM Credit Corp. 5.65%.................... 01/06/98 A-1        750     749,411
 Merrill Lynch & Co., Inc. 5.68%........... 03/13/98 A-1      2,000   1,977,596
 San Diego Gas & Electric Co. 5.65%........ 01/02/98 A-1      1,400   1,400,000
 Sears Roebuck Acceptance Corp. 5.71%...... 04/02/98 A2       1,500   1,478,350
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $12,287,556)................................................  12,287,556
                                                                    -----------
CORPORATE BONDS (8.0%)
----------------------
 Allstate Corp. 5.875%..................... 06/15/98 A+         125     124,913
 Associates Corporation North America
  5.25%.................................... 09/01/98 AA-        350     348,266
 Ford Global Bond 6.25%.................... 02/26/98 A          300     300,096
 GTE California Inc. 6.25%................. 01/15/98 AA-        680     680,025
 International Lease Finance Corp. 5.75%... 07/01/98 A+         465     464,843
 NationsBank Corp. 6.625%.................. 01/15/98 A+         390     390,062
 PepsiCo. Inc. 6.125%...................... 01/15/98 A          115     114,996
 Rockwell International 7.625%............. 02/17/98 AA+        215     215,396
 Sears Roebuck Co. 8.45%................... 11/01/98 A-         100     101,755
 Southwestern Bell Telephone 6.05%......... 02/04/98 AA         250     249,978
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $2,990,330).................................................   2,990,330
                                                                    -----------
VARIABLE RATE DEMAND NOTES (39.6%)+
-----------------------------------
 Alabama State Development Authority
  6.00%.................................... 01/07/98 A+/A-1     550     550,000
 Barton Healthcare 5.80%................... 01/07/98 A1         430     430,000
 Baylis Group Partnership 6.10%............ 01/07/98 A-1        700     700,000
 Berks County Industrial Development
  Authority 5.90%.......................... 01/07/98 A-1/P-1    540     540,000

                                                              PAR
                                           MATURITY  RATING  (000)     VALUE
                                           -------- -------- ------ -----------
 Bloomfield, New Mexico 6.00%............. 01/07/98 A1/P-1   $  600 $   600,000
 Columbia County Georgia Development
  Authority 6.15%......................... 01/07/98 Aa3       1,470   1,470,000
 Community Health Systems, Inc. 6.15%..... 01/07/98 A-1       1,465   1,465,000
 Durham Risk Management Co. 5.75%......... 01/07/98 AAA/A-1+    500     500,000
 Fairview Hospital and Healthcare Services
  6.05%................................... 01/07/98 AAA/A-1     500     500,000
 GMG Warehouse American National 5.80%.... 01/07/98 AA-         975     975,000
 Health Insurance Plan of Greater NY
  6.15%................................... 01/07/98 AAA/A-1+  1,500   1,500,000
 Illinois Development Finance Authority
  5.80%................................... 01/07/98 Aa2         600     600,000
 Liliha Partners Lp 6.20%................. 01/07/98 AA+/A-1+  1,455   1,455,000
 Montgomery County PA Industrial
  Development Authority 5.90%............. 01/07/98 P-1         805     805,000
 New York, New York 5.75%................. 01/07/98 AAA       1,600   1,600,000
 Saint Francis Health 6.20%............... 01/07/98 A1/P-1      490     490,000
 Silver City New Mexico 6.00%............. 01/07/98 A1/P-1      600     600,000
                                                                    -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (Cost $14,780,000)................................................  14,780,000
                                                                    -----------
MEDIUM TERM NOTES (16.8%)
-------------------------
 Caterpillar, Inc. 7.47%.................. 01/15/98 A+          600     600,344
 Ford Motor Credit 6.35%.................. 02/12/98 A           980     980,535
 IBM Credit Corp. 6.75%................... 04/20/98 A           250     250,579
 Lehman Brothers Holdings, Inc.
  5.75%................................... 02/15/98 A           780     779,757
  8.38%................................... 02/24/98 A         1,000   1,003,334
  6.25%................................... 06/29/98 A           100     100,055
  6.65%................................... 07/14/98 A           190     190,489
 Salomon, Inc. 8.64%...................... 02/27/98 A         1,950   1,957,961
 Sears Roebuck Co. 7.94%.................. 02/06/98 A-          400     400,733
                                                                    -----------
TOTAL MEDIUM TERM NOTES
 (Cost $6,263,787).................................................   6,263,787
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE MONEY MARKET FUND

                    NUMBER
                  OF SHARES     VALUE
                  ---------- -----------
SHORT TERM INVESTMENTS (2.7%)
-----------------------------
 Janus Money Mar-
  ket Fund,
  Inc............  1,007,168 $ 1,007,168
 Temporary In-
  vestment Fund,
  Inc............      5,010       5,010
                             -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,012,178)..........   1,012,178
                             -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $37,333,851)(a)...... $37,333,851
                             ===========

-------
(a) Cost for Federal income tax purposes.
 + The rate shown is the rate as of December 31, 1997, and the maturity shown is the next interest readjustment date.

  The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. Ratings are the most recent ratings available at December 31, 1997.

                                                          PERCENTAGE OF PORTFOLIO
     MATURITY               AMOUNT                    --------------------------------------------------
     SCHEDULE                 PAR                                                    (CUM)
     --------             -----------                                             --------------
    1 -   7 days          $19,930,000                       54.8%                       54.8%
   15 -  30 days            1,785,000                        4.9%                       59.7%
   31 -  60 days            7,750,000                       21.3%                       81.0%
   61 -  90 days            2,750,000                        7.6%                       88.6%
   91 - 120 days            2,850,000                        7.8%                       96.4%
   Over 150 days            1,330,000                        3.6%                      100.0%
                          -----------                 -----------
                          $36,395,000                      100.0%
                          ===========                 ===========

                      Average Weighted Maturity - 35 days

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE QUALITY BOND FUND

                                                               PAR
                                              MATURITY RATING (000)     VALUE
                                              -------- ------ ------ -----------
CORPORATE BONDS (13.9%)
-----------------------
BROADCASTING (0.9%)
 News America Holdings 8.50%................. 02/23/25  BBB-  $  360 $   412,650
                                                                     -----------
CANADIAN GOV'T AGENCYED FRUIT (3.0%)
 Hydro-Quebec 8.05%.......................... 07/07/24  A+     1,150   1,334,000
                                                                     -----------
ELECTRIC POWER (0.7%)
 Korea Electric Power 7.75%.................. 04/01/13  BBB-     500     331,875
                                                                     -----------
FINANCIAL (3.0%)
 Associates Corp. N.A. 7.75%................. 02/15/05  AA-      500     540,000
 General Electric Capital Corp. 8.125%....... 02/01/99  AAA      500     511,875
 Morgan Stanley Financial PLC 8.03%.......... 02/28/17  A-       250     266,250
                                                                     -----------
                                                                       1,318,125
                                                                     -----------
GENERAL OBLIGATION BONDS (2.3%)
 General Electric Capital Corp. 6.66%........ 05/01/18  AAA    1,000   1,016,250
                                                                     -----------
RAILROADS (0.6%)
 Union Pacific Co. 8.35%..................... 05/01/25  BBB      250     277,500
                                                                     -----------
RETAIL (1.6%)
 Penney (J.C.) Inc. Note 9.45%............... 07/15/02  A        175     187,688
 Rite Aid Corp. 7.70%........................ 02/15/27  BBB+     500     543,750
                                                                     -----------
                                                                         731,438
                                                                     -----------
SERVICES-EQUIPMENT RENTING & LEASING (0.2%)
 Service Corp. International 7.00%........... 06/01/15  BBB+     100     103,250
                                                                     -----------
TRANSPORTATION (1.6%)
 CSX Corp. 7.05%............................. 05/01/02  BBB      660     674,850
                                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $6,019,575)..................................................   6,199,938
                                                                     -----------
U.S. TREASURY OBLIGATIONS (15.2%)
---------------------------------
 U.S. Treasury Notes
  5.75%...................................... 11/30/02  NR     2,500   2,503,000
  7.875%..................................... 11/15/99  NR       750     779,130
  7.75%...................................... 12/31/99  NR     1,000   1,039,330
  6.625%..................................... 02/15/27  NR     1,370   1,487,067
                                                                     -----------
                                                                       5,808,527
                                                                     -----------
 U.S. Treasury Bond 6.375%................... 08/15/27  NR       950   1,003,076
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $6,707,031)..................................................   6,811,603
                                                                     -----------
AGENCY OBLIGATIONS (37.9%)
--------------------------
 Federal Home Loan Bank 4.75%................ 01/02/98  NR     8,100   8,098,931
 Federal National Mortgage
  6.45%...................................... 12/01/03  NR     1,220   1,229,203
  6.67%...................................... 01/01/05  NR     1,775   1,809,435
  6.825%..................................... 09/01/07  NR     2,741   2,768,131
 Federal National Mortgage 6.00%............. 01/01/13  NR     3,100   3,052,531
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $16,922,957).................................................  16,958,231
                                                                     -----------

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ -----------
ASSET-BACKED SECURITIES (18.4%)
-------------------------------
 MBNA Master Credit Card Trust, 1995-C
  6.45%..................................... 02/15/08 AAA    $4,300 $ 4,356,585
 Morgan Stanley 6.95%....................... 12/12/05 AA        471     485,761
 Railcar Leasing L.L.C. 7.125%.............. 01/15/13 AAA     1,000   1,047,500
 Sasco 1996- CFL Class B 6.303%............. 02/25/28 AA        500     498,446
 Southern California Edison 6.28%........... 09/25/05 AAA     1,850   1,853,330
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
 (Cost $8,209,448).................................................   8,241,622
                                                                    -----------
VARIABLE RATE OBLIGATION (6.2%)
-------------------------------
 Signet Credit Card Master Trust, 1993-4
  6.23%+ (Cost $2,754,727).................. 05/15/02 AAA     2,750   2,754,675
                                                                    -----------

                SHARES
               ---------
SHORT TERM INVESTMENTS
 (8.4%)
----------------------
 Janus Money
  Market
  Fund........ 1,920,392   1,920,392
 Temporary
  Investment
  Fund Class
  B........... 1,815,395   1,815,395
                         -----------
TOTAL SHORT TERM
 INVESTMENTS
 (Cost $3,735,787)......   3,735,787
                         -----------
TOTAL INVESTMENTS
 (100.0%)
 (Cost $44,349,525)(a).. $44,701,856
                         ===========

-------
 + The rate shown is the rate as of December 31, 1997.
(a) Also cost for Federal income tax purposes. At December 31, 1997, Net unrealized appreciation was $352,331. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $545,769 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $193,438.

  The Standard & Poor's corporation ratings are the most recent ratings available at December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE HIGH YIELD BOND FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
ASSET-BACKED SECURITIES (1.0%)
------------------------------
 Airplanes Pass Through Trust 10.875%
  (Cost $506,762).......................... 03/15/19 BB     $   500 $   560,000
                                                                    -----------
CORPORATE BONDS (87.5%)
-----------------------
ADVERTISING (0.6%)
 ITT Publimedia BV 9.375%.................. 09/15/07 NR         350     369,250
                                                                    -----------
AEROSPACE & DEFENSE (3.7%)
 BE Aerospace, Inc. 9.875%................. 02/01/06 B          500     527,500
 Communications & Power Industries 12.00%.. 08/01/05 B          750     840,000
 Dyncorp, Inc. 9.50%....................... 03/01/07 B          425     433,500
 L-3 Communications Corp. 10.375%.......... 05/01/07 B-         325     352,625
                                                                    -----------
                                                                      2,153,625
                                                                    -----------
AUTOMOBILES & RELATED (1.1%)
 Chief Auto Parts Inc. 10.50%.............. 05/15/05 B          125     123,750
 Trident Automotive 10.00%................. 12/15/05 B-         250     255,625
 Venture Holdings Trust 9.50%.............. 07/01/05 B+         250     253,750
                                                                    -----------
                                                                        633,125
                                                                    -----------
BROADCASTING (2.1%)
 Azteca Holdings SA 11.00%................. 06/15/02 B-         200     206,000
 Muzak Limited Partners 10.00%............. 10/01/03 B+         500     530,000
 Pegasus Communications 9.625%............. 10/15/05 B-         150     153,750
 Sinclair Broadcast Group 8.75%............ 12/15/07 B          350     349,125
                                                                    -----------
                                                                      1,238,875
                                                                    -----------
BUILDING & REAL ESTATE (0.9%)
 B.F. Saul 11.625%......................... 04/01/02 B-         500     532,500
                                                                    -----------
BUILDING PRODUCTS (2.1%)
 American Builders and Contractors
  10.625%.................................. 05/15/07 B          500     518,750
 Maxxam Group, Inc. 11.25%................. 08/01/03 CCC+       500     528,750
 Werner Holdings Co., INC. 10.00%.......... 11/15/07 B-         200     205,500
                                                                    -----------
                                                                      1,253,000
                                                                    -----------
CABLE OPERATORS (3.8%)
 Comcast U.K. Cable 11.4683%++............. 11/15/07 B-         450     365,625
 Diamond Cable Communication PLC
  9.1803%++................................ 12/15/05 B-         350     272,125
 Frontiervision L.P. 11.00%................ 10/15/06 B          300     333,000
 Fundy Cable Ltd. 11.00%................... 11/15/05 BB         500     535,000

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
 Galaxy Telecom L.P. 12.375%............... 10/01/05 B-     $   250 $   275,000
 Telewest Communication PLC
  9.625%................................... 10/01/06 B+         125     131,875
  11.0672%++............................... 10/01/07 B+         250     194,375
 UIh Australia Pacific 4.3227%++........... 05/15/06 B          175     120,750
                                                                    -----------
                                                                      2,227,750
                                                                    -----------
CHEMICALS (2.5%)
 International Specialty Products Holdings,
  Inc. 9.75%............................... 02/15/02 BB-        500     528,750
 Sovereign Specialty Chemicals 9.50%....... 08/01/07 B-         500     513,750
 Sterling Chemicals Holdings 10.3802%++.... 08/15/08 B+         200     122,000
 Sterling Chemicals Inc. 11.25%............ 04/01/07 NR         300     300,000
                                                                    -----------
                                                                      1,464,500
                                                                    -----------
CONGLOMERATES (0.8%)
 ICF Kaiser International, Inc. 13.00%..... 12/31/03 NR         400     449,500
                                                                    -----------
CONSUMER PRODUCTS (0.3%)
 Color Spot Nurseries 10.50%............... 12/15/07 B-         200     202,000
                                                                    -----------
CONTAINER (2.2%)
 BWAY Corp. 10.25%......................... 04/15/07 B          350     379,750
 Plastic Containers, Inc. 10.00%........... 12/15/06 B+         500     537,500
 U.S. Can Corp. 10.125%.................... 10/15/06 B          350     370,125
                                                                    -----------
                                                                      1,287,375
                                                                    -----------
DIVERSIFIED CHEMICALS (0.2%)
 Koppers Industry, Inc. 9.875%............. 12/01/07 B-         125     128,750
                                                                    -----------
ELECTRONIC COMPONENTS (3.2%)
 Celestica International 10.50%............ 12/31/06 NR         275     290,125
 Details Holdings Inc.
  10.00%................................... 11/15/05 B-         275     282,563
  6.1500%++................................ 11/15/07 B-         250     146,250
 DII Group, Inc. 8.50%..................... 09/15/07 B          375     367,500
 Fairchild Semiconductor 10.125%........... 03/15/07 B          250     262,500
 Viasystems, Inc. 9.75%.................... 06/01/07 B-         500     516,250
                                                                    -----------
                                                                      1,865,188
                                                                    -----------
ENERGY SERVICES (4.8%)
 Amerigas Partners L.P. 10.125%............ 04/15/07 BB+        400     434,000
 Falcon Drilling Co. 8.875%................ 03/15/03 B+         150     157,500
 Kelley Oil & Gas Corp. 10.375%............ 10/15/06 B-         350     373,625
 Ocean Energy, Inc. 9.75%.................. 10/01/06 B-         275     301,813
 Plains Resources, Inc. 10.25%............. 03/15/06 B          550     592,625

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------ ------- -----------
 Pride Petroleum Services 9.375%.......... 05/01/07 BB-    $   425 $   456,875
 Rutherford-Moran Oil 10.75%.............. 10/01/04 CCC+       450     459,000
                                                                   -----------
                                                                     2,775,438
                                                                   -----------
ENTERTAINMENT & LEISURE (4.4%)
 Bally Total Fitness Holdings 9.875%...... 10/15/07 B-         500     507,500
 Hollywood Theaters Inc. 10.625%.......... 08/01/07 B-         200     212,500
 Regal Cinemas Inc. 8.50%................. 10/01/07 B+         400     397,500
 Six Flags Theme Parks 9.7780%++.......... 06/15/05 B          400     426,000
 Speedway Motorsports Inc. 8.50%.......... 08/15/07 B+         500     511,250
 United Artists Theatre 9.30%............. 07/01/15 BB         487     491,936
                                                                   -----------
                                                                     2,546,686
                                                                   -----------
FINANCIAL SERVICES (1.9%)
 Ocwen Capital Trust I 10.875%............ 08/01/27 B+         250     272,500
 Ocwen Financial Corp. 11.875%............ 10/01/03 B+         500     561,250
 Superior National Capital Trust 10.75%... 12/01/17 BB         250     256,250
                                                                   -----------
                                                                     1,090,000
                                                                   -----------
FOOD PROCESSING (0.4%)
 Mrs. Fields Original 10.125%............. 12/01/04 B+         250     251,875
                                                                   -----------
FOOD/TOBACCO (4.4%)
 Ameriserve Food Co. 10.125%.............. 07/15/07 NR         350     364,000
 Archibald Candy Corp. 10.25%............. 07/01/04 B          500     521,250
 Aurora Foods Inc. 9.875%................. 02/15/07 B-         325     342,875
 Del Monte Foods Co. 6.1518%++............ 12/15/07 B-         225     128,813
 Keebler Corporation 10.75%............... 07/01/06 BB-        600     676,500
 Southern Foods 9.875%.................... 09/01/07 B          500     522,500
                                                                   -----------
                                                                     2,555,938
                                                                   -----------
HEALTHCARE (1.3%)
 Kinetic Concepts, Inc. 9.625%............ 11/01/07 B-         150     152,438
 Owens & Minor, Inc. 10.875%.............. 06/01/06 B+         250     277,500
 Paragon Health Networks 5.2545%++........ 11/01/07 B-         500     310,000
                                                                   -----------
                                                                       739,938
                                                                   -----------
HOTEL & GAMING (5.5%)
#@Capital Gaming International, Inc.
   45.6951%++............................. 02/01/01 NR           5         250
 Casino America Inc. 12.50%............... 08/01/03 B          250     271,250

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
 Courtyards By Marriott 10.75%.............. 02/01/08 B-     $   500 $   550,000
 Grand Casinos Inc. 10.125%................. 12/01/03 BB         200     216,000
 HMC Acquisition Properties 9.00%........... 12/15/07 BB         400     418,000
 Horseshoe Gaming L.L.C. 9.375%............. 06/15/07 B          150     157,875
 Majestic Star Casino L.L.C. 12.75%......... 05/15/03 B          500     536,250
 Red Roof Inns Senior Note 9.625%........... 12/15/03 B          500     517,500
 Rio Hotel & Casino, Inc. 10.625%........... 07/15/05 B+         350     378,875
 Rio Hotel & Casino, Inc. 9.50%............. 04/15/07 B+          50      53,000
 Trump Atlantic City, Inc. 11.25%........... 05/01/06 B           75      74,063
                                                                     -----------
                                                                       3,173,063
                                                                     -----------
MANUFACTURING (3.4%)
 Amtrol, Inc. 10.625%....................... 12/31/06 B-         250     255,625
 Axiohm Transaction Corp. 9.75%............. 10/01/07 B-         250     253,750
 Hawk Corp. 10.25%.......................... 12/01/03 B+         350     373,625
 HCC Industries, Inc. 10.75%................ 05/15/07 B-         500     518,750
 International Wire Group 11.75%............ 06/01/05 B-         500     548,750
                                                                     -----------
                                                                       1,950,500
                                                                     -----------
MEDIA AND COMMUNICATIONS (1.3%)
 Northland Cable Television 10.25%.......... 11/15/07 B-         500     526,875
 Transwestern Holdings 5.0971%++............ 11/15/08 B-         250     150,000
 Transwestern Publishing 9.625%............. 11/15/07 B-         100     104,000
                                                                     -----------
                                                                         780,875
                                                                     -----------
METALS (1.6%)
 AEI Holding Co. 10.00%..................... 11/15/07 B-         500     515,000
 Haynes International, Inc. 11.625%......... 09/01/04 B-         350     399,000
                                                                     -----------
                                                                         914,000
                                                                     -----------
MISCELLANEOUS CONSUMER PRODUCTS (7.2%)
 American Safety Razor Co. 9.875%........... 08/01/05 BB-        500     536,875
 Chattem Inc. 12.75%........................ 06/15/04 B-         500     565,000
 CLN Holdings, Inc. 11.4322%++.............. 05/15/01 B          500     332,500
 Doane Products Co. 10.625%................. 03/01/06 B          500     540,000
 Hedstrom Corp. 10.00%...................... 06/01/07 B-         400     403,000
 Hedstrom Holdings Inc. 5.1948%++........... 06/01/09 NR         100      60,000
 Herff Jones Inc. 11.00%.................... 08/15/05 B          500     548,750
 PM Holdings Corp. 10.6203%++............... 09/01/05 B          400     322,000

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
 Revlon Worldwide 10.65046%++............... 03/15/01 B-     $   500 $   348,750
 Windy Hill Pet Food Co. 9.75%.............. 05/15/07 NR         500     520,000
                                                                     -----------
                                                                       4,176,875
                                                                     -----------
PAPER & PAPER PRODUCTS (1.6%)
 Repap New Brunswick 10.625%................ 04/15/05 CC         500     475,000
 Riverwood Intl. Corp.
  10.875%................................... 04/01/08 CCC+       250     236,250
  10.625%................................... 08/01/07 B-         200     202,000
                                                                     -----------
                                                                         913,250
                                                                     -----------
PRINTING AND PUBLISHING (1.4%)
 American Lawyer Media Holdings
  5.4660%++................................. 12/15/08 CCC+       175      98,875
  9.75%..................................... 12/15/07 B          150     152,250
 Sun Media Corp. 9.50%...................... 02/15/07 B-         500     540,000
                                                                     -----------
                                                                         791,125
                                                                     -----------
RETAIL (2.6%)
 Community Distributors 10.25%.............. 10/15/04 B+         250     256,250
 Pantry Inc. 10.25%......................... 10/15/07 B-         500     512,500
 Safelite Glass Corp. 9.875%................ 12/15/06 B          400     422,000
 Specialty Retailers, Inc. 8.50%............ 07/15/05 BB-        325     329,875
                                                                     -----------
                                                                       1,520,625
                                                                     -----------
SAVINGS & LOAN ASSOCIATIONS (1.6%)
 First Federal Financial Corp. 11.75%....... 10/01/04 B+         500     560,000
 ML Capital Trust I 9.875%.................. 03/01/27 NR         300     342,342
                                                                     -----------
                                                                         902,342
                                                                     -----------
SERVICE (6.5%)
 Alliance Imaging 9.625%.................... 12/15/05 B-         450     455,063
 Allied Waste Industries 11.3000%++......... 06/01/07 B+         500     351,250
 Coinmach Corp. 11.75%...................... 11/15/05 B+         682     757,020
 Decisionone Corp. 9.75%.................... 08/01/07 B-         200     205,000
 Decisionone Holdings 5.0011%++............. 08/01/08 B-         300     192,000
 International Logistics Ltd 9.75%.......... 10/15/07 B+         250     248,125
 Intertek Finance PLC. 10.25%............... 11/01/06 NR         445     467,250
 Iron Mountain Inc. 8.75%................... 09/30/09 B-         500     512,500
 Protection One Alarm 10.3600%++............ 06/30/05 B-         400     437,000
 Town Sports International 9.75%............ 10/15/04 B          150     147,000
                                                                     -----------
                                                                       3,772,208
                                                                     -----------
SUPERMARKETS (0.4%)
 Pathmark Stores 9.625%..................... 05/01/03 CCC+       250     230,000
                                                                     -----------

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
TELECOMMUNICATIONS (9.9%)
 American Communications Services
  3.3804%++................................ 11/01/05 NR     $   250 $   201,250
 Colt Telecom Group PLC 12.0002%++......... 12/15/06 NR         700     542,500
 Concentric Network Corp. 12.75%........... 12/15/07 NR         150     154,125
 Globalstar L.P. 11.375%................... 02/15/04 B          350     353,500
 Hyperion Telecommunication
  6.1118%++................................ 04/15/03 B          150     109,875
  12.25%................................... 09/01/04 B          150     165,000
 Intermedia Communications, Inc.
  10.3404%++............................... 05/15/06 B          200     159,000
  11.2502%++............................... 07/15/07 B          250     181,875
 Mcleodusa, Inc. 9.25%..................... 07/15/07 B          350     367,500
 Metrocall, Inc. 9.75%..................... 11/01/07 CCC        500     490,000
 Metronet Communications
  12.00%................................... 08/15/07 NR         150     172,500
  5.1757%++................................ 11/01/07 NR         500     305,000
 Microcell Telecommunications 11.2496%++... 06/01/06 NR         500     337,500
 Netia Holdings
  4.4225%++................................ 11/01/07 NR         100      57,000
  10.25%................................... 11/01/07 NR         250     240,000
 Nextel Commmunication
  5.0159%++................................ 10/31/07 CCC        250     153,438
  8.9111%++................................ 08/15/04 CCC        100      89,000
  5.2530%++................................ 09/15/07 CCC        250     158,125
 Nextlink Communications 9.625%............ 10/01/07 B          250     258,125
 Omnipoint Corp. 11.625%................... 08/15/06 CCC+       150     159,563
 Pricellular Wireless 10.75%............... 11/01/04 B          250     274,063
 Qwest Communications International
  4.6803%++................................ 10/15/07 B+         350     238,875
 RCN Corp.
  5.4842%++................................ 10/15/07 B          250     156,875
  10.00%................................... 10/15/07 B          125     129,683
 Sprint Spectrum L.P. 11.00%............... 08/15/06 B+         200     224,500
 Vialog Corp. 12.75%....................... 11/15/01 B-          75      78,375
                                                                    -----------
                                                                      5,757,247
                                                                    -----------
TEXTILES & APPAREL (1.6%)
 Delta Mills, Inc. 9.625%.................. 09/01/07 B+         500     510,000
 Dyersburg Corp. 9.75%..................... 09/01/07 NR         100     104,500
 Glenoit Corp. 11.00%...................... 04/15/07 B-         300     322,500
#@Plaid Clothing Corp. 11.00%.............. 08/01/03 D          375         450
                                                                    -----------
                                                                        937,450
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
TRANSPORTATION (2.2%)
 Greyhound Lines 11.50%..................... 04/15/07 NR     $   500 $   553,125
 Sea Containers Ltd. 12.50%................. 12/01/04 BB-        215     243,488
 Travelcenters of America 10.25%............ 04/01/07 B          450     472,500
                                                                     -----------
                                                                       1,269,113
                                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $49,347,591).................................................  50,853,986
                                                                     -----------
U.S. TREASURY OBLIGATION (1.7%)
-------------------------------
 U.S. Treasury Note 6.00% (Cost $972,188)... 02/15/26 NR       1,000     998,750
                                                                     -----------
COMMERCIAL PAPER (1.9%)
-----------------------
 UBS Finance 6.75% (Cost $1,108,792)........ 01/02/98 NR       1,109   1,108,792
                                                                     -----------

                                                              SHARES
                                                              ------
COMMON STOCKS (1.8%)
--------------------
@Berg Electronics Corp.......................................  7,396     168,259
@+Capital Gaming Intl., Inc..................................     34         394
@+Dr. Pepper Bottling Holdings, Inc.......................... 14,800     355,200
+Gaylord Containers Corp., Class A...........................  7,500      43,125
+Hedstrom Holdings...........................................  6,065       7,581
 Imperial Credit Commercial Mortgage Investment Corp......... 16,500     241,313
+Nextel Communications, Inc..................................    232       6,032
 Ocwen Assest Investment Corp................................  5,000     102,500
 Protection One, Inc.........................................  8,400      95,025
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $694,037)....................................................   1,019,429
                                                                     -----------
PREFERRED STOCKS (6.0%)
-----------------------
 American Communication Services.............................  1,548     155,942
 American Radio Systems......................................  2,631     310,787
 Anvil Holdings, Inc.........................................  4,001      96,023
 Bank United Capital Trust...................................    250     257,500
 Cablevision Systems Corp....................................  8,455     981,337
 Capstar Broadcasting Partners...............................  3,194     348,146
 Chancellor Media Corp.......................................  2,806     319,863
 Chevy Chase Pfd.............................................  5,185     269,620
 Clarke USA, Inc.............................................  2,500     265,000
 Criimi Mae, Inc............................................. 10,000     341,875
 Intermedia Communications, Inc. Series B....................  5,573      68,270
 Nextel Communications.......................................    920     105,340
                                                                     -----------
TOTAL PREFERRED STOCK
 (Cost $3,193,344)..................................................   3,519,703
                                                                     -----------

                                                             SHARES    VALUE
                                                             ------ -----------
WARRANTS (0.1%)
---------------
+Globalstar Inc.............................................   350  $    35,350
+ICF Kaiser Intl. Inc....................................... 2,800        2,800
+Intermedia Communicaton....................................    50        3,562
+Microcell Telecom..........................................   800       11,600
+Microcell Telecom..........................................   800            8
@+President Casinos, Inc.................................... 4,415        1,104
+Primus Telecommunications..................................   200        2,000
@+Wright Medical Technology, Inc............................ 2,676       26,765
+Wireless One, Inc..........................................   450          112
                                                                    -----------
TOTAL WARRANTS
 (Cost $38,000)....................................................      83,301
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $55,860,714)(a)............................................. $58,143,961
                                                                    ===========

-------
 @ Restricted Security.
 + Non-income producing.
++ Effective yield.
 # Securities in default.
(a) At December 31, 1997, the cost for Federal income tax purposes was $55,868,331. Net unrealized appreciation was $2,275,630. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,968,233 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $692,603.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE GROWTH EQUITY FUND

                                                           SHARES     VALUE
                                                           ------- ------------
COMMON STOCK (93.8%)
--------------------
BEVERAGES - SOFT DRINKS (2.7%)
 PepsiCo, Inc. ........................................... 100,000 $  3,643,750
                                                                   ------------
CHEMICALS (0.9%)
 Du Pont (E.I.) de Nemours & Co. .........................  20,000    1,201,250
                                                                   ------------
COMPUTER SOFTWARE & SERVICES (6.2%)
+ Cisco Systems, Inc. ....................................  45,000    2,511,563
 Computer Associates Intl., Inc. .........................  40,000    2,115,000
+ Microsoft Corp. ........................................  30,000    3,876,563
                                                                   ------------
                                                                      8,503,126
                                                                   ------------
COMPUTER SYSTEMS (6.1%)
 Compaq Computer Corp. ...................................  60,000    3,386,250
+ Dell Computer Corp. ....................................  15,000    1,260,469
 Hewlett-Packard Co. .....................................  20,000    1,250,000
 Intel Corp. .............................................  35,000    2,457,656
                                                                   ------------
                                                                      8,354,375
                                                                   ------------
CONSUMER GOODS & SERVICES (2.3%)
+ Cendant Corp. ..........................................  90,000    3,093,750
                                                                   ------------
DIVERSIFIED OPERATIONS (5.0%)
 General Electric Co. ....................................  70,000    5,136,250
 Tyco International Limited...............................  40,000    1,802,500
                                                                   ------------
                                                                      6,938,750
                                                                   ------------
ELECTRONICS - SEMICONDUCTORS (1.3%)
+ Adaptec, Inc. ..........................................  50,000    1,859,375
                                                                   ------------
ENTERTAINMENT (2.2%)
 The Walt Disney Co. .....................................  30,000    2,971,875
                                                                   ------------
FINANCIAL SERVICES (13.9%)
 Ahmanson (H.F.) & Co. ...................................  30,000    2,008,125
 American Express Co. ....................................  20,000    1,785,000
 BankAmerica Corp. .......................................  20,000    1,460,000
 The Charles Schwab Corp. ................................  40,000    1,677,500
 Chase Manhattan Corp. ...................................  15,000    1,642,500
 Citicorp.................................................  15,000    1,896,563
 Fannie Mae...............................................  40,000    2,282,500
 MBNA Corp. ..............................................  60,000    1,638,750
 Merrill Lynch & Co., Inc. ...............................  40,000    2,917,500
 SunAmerica, Inc. ........................................  40,000    1,710,000
                                                                   ------------
                                                                     19,018,438
                                                                   ------------
HOUSEHOLD PRODUCTS (2.6%)
 The Procter & Gamble Co. ................................  45,000    3,591,562
                                                                   ------------
INSURANCE (4.9%)
 Allstate Corp. ..........................................  20,000    1,817,500
 American International Group, Inc. ......................  20,000    2,175,000
 Travelers Group, Inc. ...................................  50,000    2,693,750
                                                                   ------------
                                                                      6,686,250
                                                                   ------------
MEDICAL SUPPLIES (2.4%)
 Guidant Corp. ...........................................  30,000    1,867,500
 HBO & Co. ...............................................  30,000    1,439,062
                                                                   ------------
                                                                      3,306,562
                                                                   ------------
OIL & GAS (3.7%)
+ Global Marine Inc. .....................................  50,000    1,225,000
 Halliburton Co. .........................................  20,000    1,038,750
 Schlumberger Limited.....................................  35,000    2,817,500
                                                                   ------------
                                                                      5,081,250
                                                                   ------------

                                                          SHARES      VALUE
                                                         --------- ------------
PHARMACEUTICALS (14.9%)
 Bristol-Myers Squibb Co. ..............................    40,000  $ 3,785,000
 Eli Lilly & Co. .......................................    30,000    2,088,750
 Johnson & Johnson......................................    60,000    3,952,500
 Merck & Co., Inc. .....................................    40,000    4,250,000
 Pfizer, Inc. ..........................................    40,000    2,982,500
 Schering-Plough Corp. .................................    35,000    2,174,375
 Warner-Lambert Co. ....................................    10,000    1,240,000
                                                                   ------------
                                                                     20,473,125
                                                                   ------------
RETAIL STORES (17.3%)
+ Costco Companies, Inc. ...............................    80,000    3,567,500
 CVS Corp. .............................................    50,000    3,203,125
+ Kroger Co. ...........................................    50,000    1,846,875
 The Home Depot, Inc. ..................................    70,000    4,121,250
+ Safeway Inc. .........................................    60,000    3,795,000
+ Staples, Inc. ........................................   120,000    3,337,500
 Wal-Mart Stores, Inc. .................................   100,000    3,943,750
                                                                   ------------
                                                                     23,815,000
                                                                   ------------
TELECOMMUNICATIONS (7.4%)
+ AirTouch Communications, Inc. ........................    50,000    2,078,125
 AT&T Corp. ............................................    40,000    2,450,000
 SBC Communications, Inc. ..............................    40,000    2,930,000
+ WorldCom, Inc. .......................................    90,000    2,725,312
                                                                   ------------
                                                                     10,183,437
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $94,983,039)...............................................  128,721,875
                                                                   ------------
SHORT TERM INVESTMENTS (6.2%)
-----------------------------
 Temporary Cash Investment Fund, Inc. .................. 4,254,155    4,254,155
 Temporary Investment Fund, Inc. ....................... 4,254,117    4,254,117
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $8,508,272)................................................    8,508,272
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $103,491,311)(a)........................................... $137,230,147
                                                                   ============

-------
 +Non-income producing.
(a) At December 31, 1997, the cost for Federal income tax purposes was $103,736,261. Net unrealized appreciation was $33,493,886. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $33,871,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $377,312.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE VALUE EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (82.5%)
--------------------
ADVERTISING (1.4%)
 Omnicom Group, Inc. ...................................... 100,000 $ 4,237,500
                                                                    -----------
AEROSPACE & DEFENSE (4.5%)
 The Boeing Company........................................  25,300   1,238,119
 Lockheed Martin Corp. .................................... 126,000  12,411,000
                                                                    -----------
                                                                     13,649,119
                                                                    -----------
AIRLINES (1.8%)
+ AMR Corp. ...............................................  43,000   5,525,500
                                                                    -----------
AUTOMOTIVE PARTS - EQUIPMENT (2.0%)
 LucasVarity PLC........................................... 178,520   6,225,885
                                                                    -----------
BUILDING PRODUCTS (0.9%)
 Armstrong World Industries, Inc. .........................  35,000   2,616,250
                                                                    -----------
CHEMICALS (3.5%)
 Dupont (E.I.) de Nemours & Co. ...........................  80,000   4,805,000
 Hercules, Inc. ...........................................  50,000   2,503,125
 Monsanto Co. .............................................  72,000   3,024,000
 Solutia, Inc. ............................................  15,400     410,988
                                                                    -----------
                                                                     10,743,113
                                                                    -----------
COSMETICS (1.3%)
 Avon Products, Inc. ......................................  65,000   3,989,375
                                                                    -----------
DIVERSIFIED (6.4%)
 Canadian Pacific, Ltd. ................................... 180,000   4,905,000
 General Electric Co. .....................................  80,000   5,870,000
 Tenneco, Inc. ............................................  68,000   2,686,000
 Textron, Inc. ............................................  95,000   5,937,500
                                                                    -----------
                                                                     19,398,500
                                                                    -----------
ENTERTAINMENT & LEISURE (2.3%)
 Carnival Corp. - Class A.................................. 125,000   6,921,875
                                                                    -----------
ELECTRONIC SEMICONDUCTORS (1.0%)
+ Adaptec, Inc. ...........................................  81,000   3,012,188
                                                                    -----------
ELECTRONICS (2.2%)
+ Arrow Electronics, Inc. .................................  96,000   3,114,000
 Avnet, Inc. ..............................................  56,000   3,696,000
                                                                    -----------
                                                                      6,810,000
                                                                    -----------
FINANCIAL SERVICES (13.1%)
 BankBoston Corp. .........................................  51,000   4,790,812
 Citicorp..................................................  63,000   7,965,562
 Countrywide Credit Industries, Inc. ...................... 190,000   8,146,250
 Freddie Mac............................................... 220,000   9,226,250
 Wells Fargo & Co. ........................................  28,333   9,617,283
                                                                    -----------
                                                                     39,746,157
                                                                    -----------
HEALTHCARE (3.1%)
+ Tenet Healthcare Corp. .................................. 282,500   9,357,813
                                                                    -----------
INSURANCE (20.1%)
 Ace Limited............................................... 175,000  16,887,500
 AFLAC, Inc. .............................................. 105,375   5,387,297
 American International Group, Inc. .......................  30,250   3,289,687
 Everest Reinsurance Holdings, Inc. ....................... 120,000   4,950,000
 EXEL Limited.............................................. 247,600  15,691,650
 General Re Corp. .........................................  41,000   8,692,000
 Mid Ocean Limited......................................... 113,900   6,179,075
                                                                    -----------
                                                                     61,077,209
                                                                    -----------
MACHINERY - DIVERSIFIED (5.6%)
 Caterpillar, Inc. ........................................ 237,000  11,509,312
 Dover Corp. .............................................. 156,000   5,635,500
                                                                    -----------
                                                                     17,144,812
                                                                    -----------

                                                            SHARES     VALUE
                                                            ------- -----------
MEDICAL SUPPLIES (2.2%)
 Becton, Dickinson & Co. .................................. 134,000 $ 6,700,000
                                                                    -----------
PAPER & PAPER PRODUCTS (0.3%)
 Champion International Corp. .............................  20,000     906,250
                                                                    -----------
PHOTOGRAPHIC EQUIPMENT (1.8%)
 Polaroid Corp. ........................................... 115,000   5,599,063
                                                                    -----------
RESTAURANTS (2.1%)
 McDonald's Corp. ......................................... 136,000   6,494,000
                                                                    -----------
RETAIL (2.7%)
 The May Department Stores Co. ............................ 154,000   8,113,875
                                                                    -----------
TELECOMMUNICATIONS (1.4%)
 Sprint Corp. .............................................  72,250   4,235,656
                                                                    -----------
TEXTILES (0.2%)
 Shaw Industries, Inc. ....................................  55,000     639,375
                                                                    -----------
TOYS (1.4%)
 Mattel, Inc. ............................................. 114,531   4,266,280
                                                                    -----------
TRAVEL SERVICES (1.2%)
+ The SABRE Group Holdings, Inc. .......................... 125,000   3,609,375
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $160,697,458)............................................... 251,019,170
                                                                    -----------

                                                              PAR
                                                   MATURITY  (000)
                                                   -------- -------
COMMERCIAL PAPER (14.2%)
------------------------
 American Express Credit Corp. 5.75%.............. 01/28/98 $14,786   14,722,235
 General Motors Acceptance Corp. 5.86%............ 01/14/98  14,500   14,469,316
 John Deere Capital Corp. 5.65%................... 01/07/98  14,152   14,138,674
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $43,330,225)................................................   43,330,225
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT TERM INVESTMENTS (3.3%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 4,997,559    4,997,559
 Temporary Investment Fund, Inc. ........................ 5,001,360    5,001,360
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $9,998,919).................................................    9,998,919
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $214,026,602)(a)............................................ $304,348,314
                                                                    ============

-------
 + Non-income producing.
(a) Also cost for Federal income tax purposes. At December 31, 1997, net unrealized appreciation was $90,321,712. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $90,738,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $416,840.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE FLEXIBLY MANAGED FUND

                                                           SHARES      VALUE
                                                          --------- -----------
COMMON STOCK (51.8%)
--------------------
AUTOMOTIVE PARTS - EQUIPMENT (0.2%)
 Exide Corp. ............................................    35,000 $   905,625
                                                                    -----------
BANKS (0.1%)
 Bank fuer International Zahlungs........................       124     775,770
                                                                    -----------
BUILDING PRODUCTS (0.6%)
 Hanson PLC (ADR)........................................    53,125   1,225,195
 Johns Manville Corp. ...................................   190,000   1,911,875
                                                                    -----------
                                                                      3,137,070
                                                                    -----------
CHEMICALS (1.8%)
 Great Lakes Chemical Corp. .............................   169,900   7,624,263
 Millenium Chemicals, Inc. ..............................    60,000   1,413,750
                                                                    -----------
                                                                      9,038,013
                                                                    -----------
COMPUTERS (0.9%)
 International Business Machines Corp. ..................    42,500   4,443,906
                                                                    -----------
ELECTRIC UTILITIES (9.5%)
 Energy Group PLC (ADR)..................................    76,000   3,391,500
+ FirstEnergy Corp. .....................................   935,000  27,115,000
+ Niagara Mohawk Power Corp. ............................   377,000   3,958,500
 Unicom Corp. ...........................................   475,000  14,606,250
                                                                    -----------
                                                                     49,071,250
                                                                    -----------
ENERGY SERVICES (1.4%)
 Wheelabrator Technologies, Inc. ........................   451,000   7,244,187
                                                                    -----------
FINANCIAL SERVICES (1.6%)
 American Express Co. ...................................    24,000   2,142,000
 Fannie Mae..............................................    35,000   1,997,187
 Fund American Enterprises Holdings, Inc. ...............    35,000   4,235,000
                                                                    -----------
                                                                      8,374,187
                                                                    -----------
FOOD PROCESSING (0.6%)
 McCormick & Co., Inc. ..................................   108,000   3,030,750
                                                                    -----------
FOREST & PAPER PRODUCTS (2.2%)
 Deltic Timber Corp. ....................................    10,000     273,750
 International Paper Co. ................................    28,000   1,207,500
 Louisiana-Pacific Corp. ................................    65,000   1,235,000
 MacMillan Bloedel Limited...............................   396,000   4,145,625
 Weyerhaeuser Co. .......................................    90,000   4,415,625
                                                                    -----------
                                                                     11,277,500
                                                                    -----------
HOLDINGS COMPANY DIVERSIFIED (3.5%)
 Loews Corp. ............................................   136,000  14,433,000
 Lonrho PLC.............................................. 2,400,000   3,672,563
                                                                    -----------
                                                                     18,105,563
                                                                    -----------
INSURANCE (1.9%)
 Leucadia National Corp. ................................    74,000   2,553,000
 Unitrin, Inc. ..........................................    57,000   3,697,875
 Willis Corroon Group PLC (ADR)..........................   277,000   3,410,563
                                                                    -----------
                                                                      9,661,438
                                                                    -----------
MANUFACTURING (0.5%)
 Corning Inc. ...........................................    77,000   2,858,625
                                                                    -----------
MEDIA AND COMMUNICATIONS (2.2%)
+ Chris-Craft Industries, Inc. ..........................   145,000   7,585,313
 Meredith Corp. .........................................   100,000   3,568,750
                                                                    -----------
                                                                     11,154,063
                                                                    -----------
MEDICAL (0.5%)
 Smith and Nephew PLC....................................   950,000   2,821,473
                                                                    -----------
MINING (2.2%)
 Homestake Mining Co. ...................................   230,000   2,041,250
 Newmont Mining Corp. ...................................   255,000   7,490,625

                                                           SHARES      VALUE
                                                          --------- ------------
 Prime Resources Group, Inc. ............................   252,000 $  1,672,932
                                                                    ------------
                                                                      11,204,807
                                                                    ------------
MISCELLANEOUS CONSUMER PRODUCTS (1.5%)
 Philip Morris Companies, Inc. ..........................   165,000    7,476,562
                                                                    ------------
OFFICE SUPPLIES (0.1%)
 Cross (A.T.) Co., Class A...............................    38,000      384,750
                                                                    ------------
OIL & GAS (9.1%)
 Amerada Hess Corp. .....................................   300,000   16,462,500
 Atlantic Richfield Co. .................................    66,000    5,288,250
 Kerr-McGee Corp. .......................................    14,000      886,375
 Mitchell Energy & Development Corp. Class B.............   120,000    3,495,000
 Murphy Oil Corp. .......................................   126,000    6,827,625
 Texaco, Inc. ...........................................   144,973    7,882,907
 Union Texas Petroleum Holdings, Inc. ...................   295,000    6,139,688
                                                                    ------------
                                                                      46,982,345
                                                                    ------------
PHARMACEUTICALS (3.7%)
 Genentech, Inc. Special Common..........................   275,000   16,671,875
 Pharmacia & Upjohn, Inc. ...............................    12,000      439,500
 Schering-Plough Corp. ..................................    36,000    2,236,500
                                                                    ------------
                                                                      19,347,875
                                                                    ------------
PHOTO EQUIPMENT (0.7%)
 Polaroid Corp. .........................................    74,000    3,602,875
                                                                    ------------
PUBLISHING (4.6%)
 New York Times Co., Class A.............................   160,000   10,580,000
 The Washington Post Co., Class B........................    24,000   11,676,000
 Readers Digest Assoc., Inc., Class A....................    10,000      236,250
 Readers Digest Assoc., Inc., Class B....................    50,300    1,226,063
                                                                    ------------
                                                                      23,718,313
                                                                    ------------
RETAIL (1.4%)
 Hills Stores Co. .......................................   111,000      353,813
 The Limited, Inc. ......................................    75,000    1,912,500
+ Petrie Stores Corp. ................................... 1,130,000    3,454,975
+ Toys 'R' Us, Inc. .....................................    10,000      314,375
 Wal-Mart Stores, Inc. ..................................    36,000    1,419,750
                                                                    ------------
                                                                       7,455,413
                                                                    ------------
TRANSPORTATION SERVICES (1.0%)
 Overseas Shipholding Group, Inc. .......................   139,000    3,031,936
 Ryder System, Inc. .....................................    60,000    1,965,000
                                                                    ------------
                                                                       4,996,936
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $204,817,836)...............................................  267,069,296
                                                                    ------------
PREFERRED STOCK (4.1%)
----------------------
 Cleveland Electric Illum. Series L 7.00%................    34,550    3,316,800
 Cleveland Electric Illum. Series R 8.80%................     2,550    2,708,330
 Cleveland Electric Illum. Series S 9.00%................     2,500    2,684,475
 Entergy Gulf States Utilities Inc. Series B 7.20%.......    15,853      797,604
 International Paper Capital 5.25% Convertible...........     5,000      240,000
 Kemper Co. Series e 5.75%...............................   100,000    5,200,000
 Niagara Mohawk Power Corp. Series A 6.50%...............    24,000      537,000
 Niagara Mohawk Power Corp. Series B 7.50%...............     7,000      178,062
 Niagra Mohawk Power Corp. Series C 7.20%................     5,500      132,000
 Rouse Co. $3 Series B Convertible.......................   111,000    5,605,500
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $18,553,823)................................................   21,399,771
                                                                    ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                         NUMBER
                                                      OF CONTRACTS    VALUE
                                                      ------------ ------------
PUT OPTIONS (0.2%)
------------------
+Automatic Data Processing $55, February 21, 1998....     110      $      7,563
+Automatic Data Processing $60, May 16, 1998.........     120            38,250
+Cendant Corp. $27, January 17, 1998.................      90             3,645
+Deomi $45, January 17, 1998.........................       5             3,625
+IBM $100, January 17, 1998..........................     140            18,375
+IBM $105, January 17, 1998..........................     110            34,375
+IBM $115, January 17, 1998..........................     120           126,000
+IBM $120, July 18, 1998.............................     120           219,000
+IBM $95, January 17, 1998...........................     100             6,250
+Limited $25, February 21, 1998......................     115            10,781
+Pharmacia & Upjohn $40.00, April 4, 1998............     120            51,750
+Polaroid $60, April 18, 1998........................      48            55,200
+Schering-Plough $55, February 21, 1998..............     220            11,000
+Schering-Plough $65, August 22, 1998................     120            75,000
+Schering-Plough $65, February 21, 1998..............     120            51,750
+Texaco $70, April 18, 1998..........................     120           189,000
+Wal-Mart $42.50, June 20, 1998......................     120            53,250
                                                                   ------------
TOTAL OPTIONS
 (Cost $1,737,588)................................................      954,814
                                                                   ------------

                                                             PAR
                                           MATURITY RATING  (000)
                                           -------- ------ -------
U.S. TREASURY OBLIGATIONS (3.3%)
--------------------------------
U.S. TREASURY NOTES
 6.25%.................................... 06/30/98    NR  $ 1,250    1,254,688
 5.50%.................................... 02/28/99    NR   10,000    9,984,400
 6.75%.................................... 05/31/99    NR    2,000    2,029,380
 6.125%................................... 07/31/00    NR    1,250    1,262,887
 6.25%.................................... 04/30/01    NR    2,500    2,539,050
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $17,015,527)...............................................   17,070,405
                                                                   ------------
AGENCY OBLIGATIONS (4.7%)
-------------------------
 Tennessee Valley Authority
  5.88%................................... 04/01/36  NR     13,750   13,767,188
  5.98%................................... 04/01/36  AAA     4,600    4,605,750
  6.235%.................................. 07/15/45  NR      5,600    5,727,680
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
 (Cost $24,235,795)...............................................   24,100,618
                                                                   ------------
MEDIUM TERM NOTES (1.7%)
------------------------
 Federal National Mortgage Association
  5.70%................................... 01/21/98  AAA     2,600    2,591,767
 FNMA Medium Term Note 5.37%.............. 02/07/01  AAA     1,600    1,577,088
 FNMA Global Bond 6.375%.................. 01/16/02  AAA     3,200    3,251,519
 Merck & Company 5.76%.................... 05/03/37  AAA     1,150    1,172,160
                                                                   ------------
TOTAL MEDIUM TERM NOTES
 (Cost $8,522,023)................................................    8,592,534
                                                                   ------------
COMMERCIAL PAPER (11.7%)
------------------------
 Abbott Laboratories 5.80%................ 01/07/98  A-1+    5,000    4,995,167
 Bell Atlantic Financial Services 5.85%... 01/27/98  A-1     5,000    4,978,875
 Ciesco L.P. 6.40%........................ 01/02/98  A-1+   10,000    9,998,222

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- ------------
 Coca-Cola Company 5.80%................... 01/09/98  A-1+  $ 7,355 $  7,345,520
  5.56%.................................... 02/09/98  A-1+   10,000    9,938,575
 Hewlett-Packard Company 5.95%............. 01/21/98  A-1+      597      595,027
 Minnesota Mining & Manufacturer 5.80%..... 01/09/98  A-1+    5,000    4,993,555
 Procter & Gamble 5.90%.................... 01/16/98  A-1+   12,557   12,526,131
 Procter & Gamble Co. 5.48%................ 01/07/98  A-1+    5,000    4,995,505
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $60,367,697)................................................   60,366,577
                                                                    ------------

CONVERTIBLE BONDS (10.9%)
-------------------------
 BellSouth Telecommunications Debentures
  5.85%...................................... 11/15/45 AAA   3,800    3,805,928
 Chiron Corp. 1.90%.......................... 11/17/00 BBB+  5,700    5,094,375
 Ensearch Corp. 6.375%....................... 04/01/02 BBB-  5,650    5,734,750
 Grand Metro PLC Euro-Bond 6.50%............. 01/31/00 A+    2,000    2,789,440
 Homestake Mining Co. 5.50%.................. 06/23/00 BBB-  4,900    4,532,500
 Inco Limited 7.75%.......................... 03/15/16 BBB-  1,750    1,750,980
 Inco Limited 5.75%.......................... 07/01/04 BBB-  3,790    3,654,204
 Istituto Nazionale Delle Assicurazioni
  (Republic of Italy) Convertible Bond
  5.00%...................................... 06/28/01 AA      980    1,205,400
 Lonhro Conv. Euro Bond 6.00%................ 02/27/04 NR    1,825    2,612,505
 McKesson Corp. 4.50%........................ 03/01/04 A-    1,500    1,357,500
 Ogden Corp. 5.75%........................... 10/20/02 BBB     250      240,625
 Peninsular & Oriental 7.25%................. 05/19/03 NR    1,900    3,579,597
 Pep Boys 4.00%.............................. 09/01/99 BBB   1,000      988,330
 Potomac Electric Power Co. 5.00%............ 09/01/02 A-    2,300    2,213,750
 Rouse Company 5.75%......................... 07/23/02 BBB-  6,425    7,424,987
 Thomas Nelson 5.75%......................... 11/30/99 B       500      483,750
 UBS Finance 2.00%........................... 12/15/00 AA+     300      290,019
 WMX Technologies 2.00%...................... 01/24/05 BBB+  9,700    8,338,993
                                                                   ------------
TOTAL CONVERTIBLE BONDS
 (Cost $54,124,771)...............................................   56,097,633
                                                                   ------------
ZERO COUPON BONDS (11.5%)
-------------------------
 Alza Corp. 5.0261%++........................ 07/14/14 BBB- 14,250    6,697,500
 Automatic Data Processing, Inc. 5.1212%++... 02/20/12 AA   19,500   15,497,430
 Marriott International 3.9190%++............ 03/25/11 BBB   4,950    3,230,222
 News America Holdings Lyons 5.3521%++....... 03/11/13 BBB   8,400    3,992,604
 Office Depot Inc. 4.2615%++................. 11/01/08 BB-   3,200    2,092,768
 Pep Boys 4.0068%++.......................... 09/20/11 BBB   6,700    3,605,404
 Roche Holdings, Inc. 6.375%++............... 05/06/04 NR   17,600    8,206,000
 Times Mirror Co. 4.5427%++.................. 04/15/12 A     2,800    1,180,900
 Time Warner Inc. 6.2910%++.................. 06/22/13 BBB- 19,000    9,737,500

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------ ------- ------------
 U.S. Cellular Corp. 6.017%++............. 06/15/15  BBB-  $14,000 $  5,141,220
                                                                   ------------
TOTAL ZERO COUPON BONDS
 (Cost $50,294,327)...............................................   59,381,548
                                                                   ------------
                                                           SHARES
                                                           -------
SHORT TERM INVESTMENTS (0.1%)
-----------------------------
 Temporary Investment Fund, Inc.
  (Cost $498,155) ........................................ 498,155      498,155
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $440,167,542)(a)........................................... $515,531,351
                                                                   ------------

-------
+Non-income producing.
++Effective Yield.
(a) At December 31, 1997, the cost for Federal income tax purposes was $440,317,174. Net unrealized appreciation was $75,214,177. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $87,231,463 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,017,286.
ADR--American Depository Receipt.

  The Standards & Poors corporation ratings are the most recent ratings available at December 31, 1997.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE INTERNATIONAL EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (89.0%)
--------------------
AUSTRALIA (1.7%)
 National Australia Bank Limited........................... 156,025 $ 2,178,592
                                                                    -----------
BELGIUM (0.8%)
 Barco N.V.................................................   5,500   1,009,449
                                                                    -----------
FINLAND (0.5%)
 Cultor Oyj................................................  12,000     650,080
                                                                    -----------
FRANCE (9.5%)
 Axa-AUP...................................................  20,000   1,548,241
 Carrefour Supermarche SA..................................   2,900   1,513,666
+ Dassault Systemes SA.....................................  35,000   1,067,595
 L.D.C. SA.................................................   1,000     152,098
 L'OREAL...................................................   2,700   1,056,956
 Rhone-Poulenc.............................................  16,000     717,038
 Scor......................................................  35,000   1,674,407
 Societe BIC SA............................................  28,566   2,085,993
 Total SA-B................................................  14,185   1,544,447
 Valeo SA..................................................  13,063     886,376
                                                                    -----------
                                                                     12,246,817
                                                                    -----------
GERMANY (6.0%)
 Adidas AG.................................................  11,000   1,456,030
 Axa Colonia Konzern AG....................................   9,000     860,937
 Bayer AG..................................................  35,000   1,299,331
 Bayerische Motoren Werke (BMW) AG.........................   1,000     748,037
 Deutsche Lufthansa AG.....................................  85,000   1,597,851
 Gehe AG...................................................  10,800     546,595
 SGL Carbon AG.............................................   9,700   1,240,796
                                                                    -----------
                                                                      7,749,577
                                                                    -----------
HONG KONG (1.0%)
 Dah Sing Financial Group.................................. 130,800     314,834
 Sun Hung Kai Properties Limited........................... 150,000   1,045,395
                                                                    -----------
                                                                      1,360,229
                                                                    -----------
IRELAND (4.1%)
 Allied Irish Banks PLC.................................... 150,290   1,452,824
 CRH PLC...................................................  85,021     986,258
+ Elan Corp. PLC (ADR).....................................  31,000   1,586,813
 Greencore Group PLC....................................... 202,027     970,660
 Northern Ireland Electricity PLC..........................  40,000     346,524
                                                                    -----------
                                                                      5,343,079
                                                                    -----------
JAPAN (22.7%)
 The Bank of Tokyo-Mitsubishi, Limited.....................  75,000   1,038,293
 Bridgestone Corp..........................................  90,000   1,958,913
 Canon, Inc................................................  46,000   1,075,518
 Credit Saison Co., Limited................................  80,000   1,981,217
 Ezaki Glico Co., Limited..................................  82,000     531,652
 Fuji Photo Film Co. Limited...............................  64,000   2,461,139
 Hitachi Maxell Limited....................................  45,000     796,025
 Hoya Corp.................................................  33,000   1,040,600
 The Industrial Bank of Japan..............................  95,000     679,505
 Ito-Yokado Co. Limited....................................  18,000     920,620
 JUSCO Co. Limited.........................................  56,000     792,487
 Komatsu Limited........................................... 150,000     755,647
 Murata Manufacturing Co. Limited..........................  25,000     630,667
 Nintendo Co. Limited......................................  17,000   1,673,575
 NTT Data Corp.............................................  26,000   1,405,772
 Omron Corp................................................  93,000   1,459,148
 Rohm Co. Limited..........................................  20,000   2,045,822
 SMC Corp..................................................  13,500   1,194,037
 Sony Corp.................................................  18,000   1,605,893
 Takeda Chemical Industries................................  93,000   2,660,799
 Taisho Pharmaceutical Co. Limited.........................  65,000   1,664,730

                                                            SHARES     VALUE
                                                            ------- -----------
 Tokyo Broadcasting System, Inc............................  30,000 $   380,707
 Yasuda Fire & Marine Insurance Co. Limited................ 145,000     622,284
                                                                    -----------
                                                                     29,375,050
                                                                    -----------
MALAYSIA (0.3%)
 Malayan Banking Berhad....................................  80,000     232,249
 Telekom Malaysia Berhad...................................  45,000     132,952
                                                                    -----------
                                                                        365,201
                                                                    -----------
NETHERLANDS (7.0%)
 AEGON N.V. (ADR)..........................................  12,005   1,075,948
 AEGON N.V.................................................  18,336   1,632,596
 Elsevier N.V.............................................. 105,000   1,698,870
 Hagemeyer N.V.............................................  28,418   1,187,337
 ING Groep N.V.............................................  31,710   1,335,830
 Vendex International N.V..................................  39,714   2,192,152
                                                                    -----------
                                                                      9,122,733
                                                                    -----------
NORWAY (0.4%)
 Smedvig-ASA (ADR)-B.......................................  25,000     525,000
                                                                    -----------
SINGAPORE (0.3%)
 City Developments Limited.................................  80,000     370,340
                                                                    -----------
SPAIN (1.3%)
 Banco Intercontinental Espanol SA.........................   7,800     442,160
 Banco Popular Espanol SA..................................  18,000   1,257,747
                                                                    -----------
                                                                      1,699,907
                                                                    -----------
SWEDEN (5.6%)
 Assa Abloy AB-B...........................................  66,000   1,746,833
 Astra AB-B................................................  80,000   1,346,044
 Autoliv, Inc. (ADR).......................................  27,000     884,250
 Hennes & Mauritz AB-B.....................................  35,000   1,543,918
 OM Gruppen AB.............................................  15,700     571,855
 Skandia Forsakrings AB....................................  24,000   1,132,794
                                                                    -----------
                                                                      7,225,694
                                                                    -----------
SWITZERLAND (9.0%)
 Credit Suisse Group.......................................  14,000   2,169,278
 Nestle SA.................................................   1,250   1,876,007
+ Pharma Vision 2000 AG....................................   2,150   1,336,978
 Roche Holding AG..........................................     330   3,281,787
 Schweizerische Bankgesellschaft...........................   2,102   3,043,724
                                                                    -----------
                                                                     11,707,774
                                                                    -----------
UNITED KINGDOM (18.8%)
 BAA PLC...................................................     765       6,268
 Barclays PLC..............................................       1          27
 British Petroleum Co. PLC (ADR)...........................  20,467   1,630,964
 Compass Group PLC......................................... 120,000   1,469,025
 Dixons Group PLC.......................................... 145,000   1,457,754
 EMI Group PLC.............................................  84,185     703,675
 General Accident PLC......................................  73,000   1,267,215
 HSBC Holdings PLC.........................................  45,000   1,155,080
 Lloyds TSB Group PLC...................................... 150,000   1,942,411
 Misys PLC.................................................  76,528   2,304,340
+ Norwich Union PLC........................................ 200,000   1,283,422
 Powerscreen International PLC............................. 111,691   1,116,451
 Provident Financial PLC................................... 118,293   1,551,288
 Rentokil Initial PLC...................................... 350,000   1,526,121
 Reuters Holdings PLC......................................  90,000     984,779
 Shell Transport & Trading Co. PLC......................... 265,000   1,918,552
 Siebe PLC.................................................  74,090   1,456,809
 Smiths Industries PLC.....................................  90,000   1,255,780
 Zeneca Group PLC..........................................  35,000   1,230,687
                                                                    -----------
                                                                     24,260,648
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                             SHARES    VALUE
                                                             ------ ------------
TOTAL COMMON STOCK
 (Cost $95,578,835)................................................ $115,190,170
                                                                    ------------
PREFERRED STOCK (1.6%)
----------------------
 SAP AG (Cost $1,337,258)................................... 6,300     2,046,929
                                                                    ------------

                                                               PAR
                                              MATURITY RATING (000)
                                              -------- ------ -----
CORPORATE BOND (0.7%)
---------------------
SWITZERLAND
 Union Bank of Switzerland 2.75%
  (Cost $920,625)............................ 06/16/02  NR    $750       889,688
                                                                    ------------

                                                          SHARES
                                                         ---------
WARRANTS (0.6%)
---------------
+ Compagnie Generale de Eaux............................     4,700        3,195
+ Rhone Poulenc Wts.....................................    16,000       55,055
+ Credit Suisse.........................................    95,000      781,598
                                                                   ------------
TOTAL WARRANTS
 (Cost $623,382)..................................................      839,848
                                                                   ------------
SHORT TERM INVESTMENTS (8.1%)
-----------------------------
 Temporary Cash Investment Fund, Inc.................... 5,236,270    5,236,270
 Temporary Investment Fund, Inc......................... 5,235,079    5,235,079
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $10,471,349)...............................................   10,471,349
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $108,931,449)(a)........................................... $129,437,984
                                                                   ============

-------
 + Non income producing.
(a) At December 31, 1997, the cost for Federal income tax purposes was $110,039,158. Net unrealized appreciation was $19,398,826. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of market value over tax cost of $24,875,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,476,812.
ADR--American Depository Receipt.

COMMON AND PREFERRED STOCK SECTOR DIVERSIFICATION

                                                                  % OF
                                                                 MARKET  VALUE
                                                                 VALUE  (000'S)
                                                                 ------ --------
Manufacturing...................................................  21.7% $ 25,418
Financial Services..............................................  19.5%   22,816
Retail..........................................................  15.5%   18,208
Insurance.......................................................   9.5%   11,098
Electronics.....................................................   7.0%    8,208
Computers.......................................................   5.8%    6,825
Pharmaceuticals.................................................   5.0%    5,912
Oil.............................................................   4.8%    5,619
Telecommunication...............................................   2.7%    3,197
Automotive......................................................   2.2%    2,519
Airlines........................................................   1.4%    1,604
Miscellaneous...................................................   1.3%    1,526
Real Estate.....................................................   1.2%    1,416
Investment Co. .................................................   1.1%    1,337
Consumer Products...............................................   1.0%    1,187
Utilities.......................................................   0.3%      347
                                                                 ------ --------
                                                                 100.0% $117,237
                                                                 ====== ========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE SMALL CAPITALIZATION FUND

                                                              SHARES   VALUE
                                                              ------ ----------
COMMON STOCK (87.3%)
--------------------
AUTOMOTIVE PARTS (1.2%)
 Borg-Warner Automotive, Inc. ...............................  9,400 $  488,800
                                                                     ----------
BUILDING MATERIALS (1.3%)
 Chicago Bridge & Iron Company N.V. ......................... 21,000    341,250
 Medusa Corp. ...............................................  4,400    183,975
                                                                     ----------
                                                                        525,225
                                                                     ----------
CABLE OPERATORS (1.6%)
 TCA Cable TV, Inc. ......................................... 14,100    653,006
                                                                     ----------
CHEMICALS (3.8%)
+ McWhorter Technologies, Inc. .............................. 13,200    339,900
 Schulman, A. Inc. .......................................... 46,600  1,176,650
                                                                     ----------
                                                                      1,516,550
                                                                     ----------
COMPUTER SERVICES & SOFTWARE (10.9%)
+ Auspex Systems, Inc. ...................................... 75,500    759,719
+ BA Merchant Services, Inc. ................................ 27,400    486,350
+ BancTec, Inc. ............................................. 22,000    589,875
+ The BISYS Group, Inc. ..................................... 28,900    964,537
+ Wang Laboratories, Inc. ................................... 69,500  1,542,031
                                                                     ----------
                                                                      4,342,512
                                                                     ----------
ELECTRICAL EQUIPMENT (1.2%)
 AMETEK, Inc. ............................................... 16,900    456,300
                                                                     ----------
ELECTRONICS (6.7%)
 Belden, Inc. ...............................................  7,000    246,750
+ Exar Corp. ................................................ 28,000    465,500
+ General Semiconductor, Inc. ............................... 48,300    558,469
+ Oak Industries, Inc. ...................................... 10,160    301,625
+ Tracor, Inc. .............................................. 10,700    328,356
 Watkins-Johnson Co. ........................................ 29,400    762,562
                                                                     ----------
                                                                      2,663,262
                                                                     ----------
HEALTHCARE (5.2%)
+ CorVel Corp. .............................................. 21,500    822,375
+ Magellan Health Services, Inc. ............................ 35,500    763,250
+ Trigon Healthcare, Inc. ................................... 17,800    465,025
                                                                     ----------
                                                                      2,050,650
                                                                     ----------
HOLDING COMPANY (1.9%)
 Triarc Companies, Inc. ..................................... 27,000    735,750
                                                                     ----------
INFORMATION PROCESSING (1.6%)
 National Data Corp. ........................................ 18,100    653,863
                                                                     ----------
INSURANCE (14.8%)
+ CNA Surety Corporation..................................... 36,100    557,294
+ Delphi Financial Group, Inc. .............................. 18,014    810,630
 Enhance Financial Services Group, Inc. .....................  6,900    410,550
 E.W. Blanch Holdings, Inc. ................................. 26,400    909,150
+ Gryphon Holdings, Inc. .................................... 26,700    448,894
 Horace Mann Educators Corp. ................................ 13,800    392,437
 RenaissanceRe Holdings Ltd. ................................ 32,500  1,434,062
 United Wisconsin Services, Inc. ............................ 35,200    906,400
                                                                     ----------
                                                                      5,869,417
                                                                     ----------
MACHINERY - DIVERSIFIED (2.5%)
+ Baldwin Technology Company, Inc. .......................... 87,600    438,000
 OmniQuip International, Inc. ............................... 27,800    556,869
                                                                     ----------
                                                                        994,869
                                                                     ----------

                                                              SHARES   VALUE
                                                              ------ ----------
MANUFACTURING (12.7%)
+ Champion Enterprises, Inc. ................................ 35,000 $  719,688
 Flowserve Corp. ............................................ 31,000    866,062
 Harman International Industries, Inc. ...................... 11,200    475,300
+ Lydall, Inc. .............................................. 47,300    922,350
+ National Patent Development Corp. ......................... 32,500    450,938
+ Paxar Corp. ............................................... 45,750    677,672
 Roper Industries, Inc. ..................................... 11,500    324,875
 Watts Industries, Inc. ..................................... 16,700    472,819
 Woodhead Industries, Inc. ..................................  7,200    135,000
                                                                     ----------
                                                                      5,044,704
                                                                     ----------
MEDICAL SUPPLIES (2.7%)
 DENTSPLY International Inc. ................................ 13,000    401,781
+ Spacelabs Medical, Inc. ................................... 20,100    378,131
 Vital Signs, Inc. .......................................... 15,400    294,525
                                                                     ----------
                                                                      1,074,437
                                                                     ----------
METAL FABRICATE/HARDWARE (2.3%)
 EASCO, Inc. ................................................ 21,400    280,875
 Kaydon Corp. ............................................... 19,300    629,663
                                                                     ----------
                                                                        910,538
                                                                     ----------
OIL & GAS (5.9%)
+ Basin Exploration, Inc. ................................... 15,500    275,125
 Cabot Oil & Gas Corp. ...................................... 29,700    577,294
 KCS Energy, Inc. ........................................... 15,200    315,400
+ Nuevo Energy Co. .......................................... 12,500    509,375
 St. Mary Land & Exploration Co. ............................ 18,700    648,656
                                                                     ----------
                                                                      2,325,850
                                                                     ----------
PAPER AND FOREST PRODUCTS (0.6%)
 Rock-Tenn Co. .............................................. 11,000    225,500
                                                                     ----------
PUBLISHING & PRINTING (2.9%)
 Bowne & Co., Inc. ..........................................  9,200    366,850
 Harland Co., John H. .......................................  7,600    159,600
 Hollinger International, Inc. .............................. 44,600    624,400
                                                                     ----------
                                                                      1,150,850
                                                                     ----------
RECYCLING (0.4%)
 Newfield Exploration Company................................  6,600    153,862
                                                                     ----------
RETAIL (0.4%)
 Longs Drug Stores, Inc. ....................................  4,400    141,350
                                                                     ----------
TELECOMMUNICATIONS (1.9%)
+ ACC Corp. .................................................  4,900    248,062
+ CommScope, Inc. ........................................... 37,700    506,594
                                                                     ----------
                                                                        754,656
                                                                     ----------
TEXTILES (4.0%)
+ Burlington Industries, Inc. ............................... 14,200    196,138
 Guilford Mills, Inc. ....................................... 25,200    689,850
+ WestPoint Stevens, Inc. ................................... 14,400    684,900
                                                                     ----------
                                                                      1,570,888
                                                                     ----------
TRANSPORTATION (0.8%)
 Interpool, Inc. ............................................ 22,800    337,725
                                                                     ----------
TOTAL COMMON STOCK
 (Cost $30,468,479)................................................. 34,640,564
                                                                     ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE SMALL CAPITALIZATION FUND

                                                              PAR
                                                   MATURITY  (000)     VALUE
                                                   -------- ------- -----------
AGENCY OBLIGATIONS (8.2%)
-------------------------
 Federal Home Loan Bank 5.43%..................... 01/20/98 $ 2,460 $ 2,452,895
 Federal Home Loan Mortgage Corp. 5.66%........... 02/05/98     790     785,653
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $3,238,603).................................................   3,238,548
                                                                    -----------

                                                            SHARES
                                                           ---------
SHORT TERM INVESTMENTS (4.5%)
-----------------------------
 Temporary Investment Fund
  Class B (Cost $1,786,583)...........................     1,786,583   1,786,583
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $35,493,665)(a) ............................................. $39,665,695
                                                                     ===========

-------
 + Non-income producing.
(a) At December 31, 1997, the cost for Federal income tax purposes was $35,510,923. Net unrealized appreciation was $4,154,772. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,998,285 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $843,517.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE EMERGING GROWTH FUND

                                                              SHARES   VALUE
                                                              ------ ----------
COMMON STOCK (87.9%)
--------------------
AEROSPACE & DEFENSE (0.6%)
 The Boeing Co. .............................................  2,000 $   97,875
                                                                     ----------
AIRLINES (1.1%)
+ Alaska Air Group, Inc. ....................................  1,000     38,750
+ Atlantic Coast Airlines Inc. ..............................  3,000     94,688
+ Midwest Express Holdings, Inc. ............................  1,000     38,813
                                                                     ----------
                                                                        172,251
                                                                     ----------
COMPUTER SERVICES & SOFTWARE (19.5%)
+ Aspect Development, Inc. ..................................  3,000    156,375
+ Check Point Software Technologies Ltd. ....................  6,900    282,038
+ CHS Electronics, Inc. .....................................  1,000     16,938
+ Citrix Systems, Inc. ......................................  2,300    174,872
+ Cognicase, Inc. ...........................................  7,400     89,031
+ Computer Horizons Corp. ...................................  1,000     45,750
+ Compuware Corp. ...........................................    400     12,813
+ Crystal Systems Solutions .................................  1,500     37,688
+ ECsoft Group (ADR) ........................................ 20,400    360,825
+ Excite, Inc. ..............................................  3,000     90,094
+ HNC Software, Inc. ........................................  3,800    164,113
+ Information Management Resources, Inc. ....................  4,000    150,750
+ Intelligroup, Inc. ........................................  3,000     56,250
+ INTERSOLV, Inc. ...........................................  6,000    121,875
+ Metro Information Services, Inc. ..........................  2,400     67,350
+ New Era of Networks, Inc. .................................  5,200     57,200
+ Peritus Software Services, Inc. ...........................  2,000     40,813
+ Pervasive Software, Inc. .................................. 16,200    119,475
+ PRT Group, Inc. ...........................................  6,800     76,075
+ PSW Technologies, Inc. ....................................  3,000     42,938
+ RealNetworks, Inc. ........................................  2,700     37,631
+ Saville Systems Ireland ...................................  7,000    290,281
+ Security Dynamics Technologies, Inc. ......................  1,500     53,719
+ SMART Modular Technologies, Inc. ..........................  4,600    105,225
+ Software AG Systems, Inc. .................................  1,700     24,650
+ SunGard Data Systems Inc. .................................    952     29,512
+ Tier Technologies, Inc. ................................... 18,100    193,444
+ UBICS, Inc. ...............................................  1,000     15,250
+ Yahoo! Inc. ...............................................  2,000    138,688
                                                                     ----------
                                                                      3,051,663
                                                                     ----------
DISTRIBUTION SERVICES (3.2%)
+ Brightpoint, Inc. .........................................  9,400    130,425
+ Innovative Valve Technologies, Inc. .......................  4,200     84,525
+ NBTY, Inc. ................................................  2,000     66,875
+ U.S.A. Floral Products, Inc ............................... 13,500    214,313
                                                                     ----------
                                                                        496,138
                                                                     ----------
EDUCATION SERVICES (3.0%)
+ Bright Horizons, Inc. .....................................  2,000     37,875
+ Caribiner International, Inc. .............................  1,500     66,750
+ Computer Learning Centers, Inc. ...........................  1,800    110,363
+ Education Management Corp. ................................  8,000    250,500
                                                                     ----------
                                                                        465,488
                                                                     ----------
ELECTRONIC COMPONENTS (4.6%)
+ Aavid Thermal Technologies, Inc. ..........................  2,700     64,125
+ Flextronics International Ltd. ............................  2,000     31,500
+ InTest Corp. ..............................................  6,000     44,250
+ Level One Communications, Inc. ............................  2,300     64,831
+ Micrel, Inc. ..............................................  3,000     84,938

                                                               SHARES   VALUE
                                                               ------ ---------
+ Integrations, Inc. .........................................  1,300 $  12,391
+ Powerwave Technologies, Inc. ...............................  4,000    66,626
+ Rambus Inc. ................................................  2,000    91,750
+ Sawtek Inc. ................................................  6,000   157,875
+ Semtech Corp. ..............................................  2,400    93,600
                                                                      ---------
                                                                        711,886
                                                                      ---------
FINANCIAL SERVICES (3.8%)
 Citicorp.....................................................  1,000   126,438
+ Franchise Mortgage Acceptance Co. LLC.......................  7,000   129,063
 Liberty Financial Companies, Inc. ...........................    950    35,863
 MBNA Corp. ..................................................  7,000   191,188
 Sirrom Capital Corp. ........................................  2,200   115,225
                                                                      ---------
                                                                        597,777
                                                                      ---------
FOOD SERVICES (1.8%)
+ American Italian Pasta Co. ................................. 11,100   277,500
                                                                      ---------
HEALTHCARE (1.0%)
+ Sunrise Assisted Living, Inc. ..............................  3,700   158,638
                                                                      ---------
HOTELS & LODGING (5.0%)
+ BridgeStreet Accommodations, Inc. .......................... 22,900   230,431
+ Fairfield Communities, Inc. ................................  1,700    74,995
 Four Seasons Hotels, Co. ....................................  8,600   271,975
+ Interstate Hotels Co. ......................................  3,000   105,188
+ Silverleaf Resorts, Inc. ...................................  3,700    90,650
+ Vistana, Inc. ..............................................    100     2,288
                                                                      ---------
                                                                        775,527
                                                                      ---------
HUMAN RESOURCES (7.4%)
+ AccuStaff, Inc. ............................................  4,000    92,000
+ AHL Services, Inc. .........................................  7,000   172,375
+ Interim Services, Inc. .....................................  5,000   129,375
+ MAXIMUS, Inc. .............................................. 10,900   263,644
+ RCM Technologies, Inc. .....................................  2,400    40,500
+ Romac International, Inc. ..................................  9,600   234,600
 Select Appointments Holdings LTD (ADR)....................... 12,200   224,938
                                                                      ---------
                                                                      1,157,432
                                                                      ---------
INSURANCE (3.2%)
+ ARM Financial Group, Inc. ..................................  3,400    89,675
 Travelers Group, Inc. .......................................  7,500   404,063
                                                                      ---------
                                                                        493,738
                                                                      ---------
INVESTMENT COMPANIES (3.1%)
+ Affiliated Managers Group, Inc. ............................  8,500   246,500
 T. Rowe Price Associates, Inc. ..............................  3,000   189,000
 The Charles Schwab Corp. ....................................  1,000    41,938
                                                                      ---------
                                                                        477,438
                                                                      ---------
LEASING (1.8%)
+ Financial Federal Corp. ....................................  2,500    59,063
+ Granite Financial Inc. ..................................... 12,200   215,025
                                                                      ---------
                                                                        274,088
                                                                      ---------
LEISURE (2.5%)
+ American Coin Merchandising, Inc. ..........................  6,000   106,500
+ Steiner Leisure Ltd. .......................................  9,150   281,363
                                                                      ---------
                                                                        387,863
                                                                      ---------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE EMERGING GROWTH FUND

                                                                SHARES  VALUE
                                                                ------ --------
MANUFACTURING (1.3%)
+ Power-One, Inc. .............................................  4,000 $ 55,250
+ Wesley Jessen VisionCare, Inc. ..............................  3,800  148,675
                                                                       --------
                                                                        203,925
                                                                       --------
MARKETING (1.3%)
+ Abacus Direct Corp. .........................................  4,500  186,188
+ Boron, LePore & Associates, Inc. ............................  1,000   27,563
                                                                       --------
                                                                        213,751
                                                                       --------
MEDIA (0.9%)
+ Emmis Broadcasting Corp. ....................................  1,700   77,775
+ Jacor Communications, Inc. ..................................  1,400   74,463
                                                                       --------
                                                                        152,238
                                                                       --------
MEDICAL INSTRUMENTS & DEVICES (1.1%)
+ Cytyc Corp. .................................................  1,900   47,381
+ Vista Medical Technologies, Inc. ............................  9,800  121,275
                                                                       --------
                                                                        168,656
                                                                       --------
MEDICAL SERVICES (2.7%)
+ BioReliance Corp. ...........................................  5,300  121,900
 HBO & Co. ....................................................  3,500  167,891
+ IMPATH, Inc. ................................................  1,000   32,250
+ Lincare Holdings, Inc. ......................................  1,600   91,600
+ Serologicals Corp. ..........................................    500   12,781
                                                                       --------
                                                                        426,422
                                                                       --------
MISCELLANEOUS (0.5%)
+ The Profit Recovery Group International, Inc. ...............  4,500   80,719
                                                                       --------
NETWORK SYSTEMS (0.7%)
+ Concord Communications, Inc. ................................    600   12,338
+ MMC Networks, Inc. ..........................................  3,500   58,516
+ Network Solutions, Inc. .....................................  3,200   42,100
                                                                       --------
                                                                        112,954
                                                                       --------
PUBLISHING (0.8%)
+ The Petersen Companies, Inc. ................................  5,300  121,900
                                                                       --------
REAL ESTATE (4.3%)
+CB Commercial Real Estate Services Group, Inc. ............... 10,700  344,406
 Intrawest Corp. ..............................................  7,000  121,625
+ LaSalle Partners, Inc. ......................................  4,400  156,750
+ Trammell Crow Co. ...........................................  2,100   54,075
                                                                       --------
                                                                        676,856
                                                                       --------
RESTAURANTS (0.3%)
+ Star Buffet, Inc. ...........................................  4,000   46,000
                                                                       --------
RETAIL (3.5%)
+ DM Management Co. ...........................................  2,900   45,856
+ Fossil, Inc. ................................................  1,000   25,250
+ Gadzooks, Inc. ..............................................  6,000  126,750
+ ONSALE, Inc. ................................................  3,000   54,000
+ Rocky Shoes and Boots, Inc. ................................. 14,200  213,888
+ Tropical Sportswear International Corp. .....................  8,200   83,538
                                                                       --------
                                                                        549,282
                                                                       --------
TELECOMMUNICATIONS (5.8%)
+ CellStar Corp. ..............................................  3,500   69,891
+ CIENA Corp. .................................................  3,100  189,875

                                                            SHARES     VALUE
                                                            ------- -----------
+ ITC DeltaCom, Inc. ......................................  11,300 $   185,038
+ LCC International, Inc. .................................   2,700      38,644
+ Lightbridge, Inc. .......................................   9,000     169,313
+STARTEC Global Communications. Corp. .....................   2,300      51,319
+ Tekelec..................................................   6,000     183,750
+ Transcrypt International, Inc. ..........................   1,000      25,000
                                                                    -----------
                                                                        912,830
                                                                    -----------
TRANSPORTATION (1.3%)
 C.H. Robinson Worldwide, Inc. ............................   2,400      54,150
+ Pegasus Systems, Inc. ...................................   3,000      44,625
 Travel Services International, Inc. ......................   4,800     112,200
                                                                    -----------
                                                                        210,975
                                                                    -----------
VIDEO COMPONENTS (1.8%)
+ Gemstar International Group Ltd .........................  11,600     279,125
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $13,246,111)................................................  13,750,935
                                                                    -----------
SHORT TERM INVESTMENTS (12.1%)
------------------------------
 Temporary Investment Fund--Temp Cash...................... 950,091     950,091
 Temporary Investment Fund Class B......................... 950,092     950,092
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,900,183).................................................   1,900,183
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $15,146,294)(a)............................................. $15,651,118
                                                                    ===========

-------
 + Non income producing.
(a) At December 31, 1997, the cost for Federal income tax purposes was $15,197,114. Net unrealized appreciation was $454,004. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,303,496 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $849,492.

ADR-American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

----------------------------------------------------
THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


                                MONEY       QUALITY   HIGH YIELD      GROWTH
                             MARKET FUND   BOND FUND   BOND FUND   EQUITY FUND
                             -----------  ----------- -----------  ------------
ASSETS:
 Investments at value (1)..  $37,333,851  $44,701,856 $58,143,961  $137,230,147
 Cash......................        1,000        1,184         127            --
 Interest, dividends and
  reclaims receivable......      353,126      313,633   1,097,027       139,944
 Receivable for investment
  securities sold..........           --           --          --            --
 Receivable for capital
  stock sold...............           --        4,492       2,399        76,656
 Other assets..............          313          278         505         1,254
                             -----------  ----------- -----------  ------------
  Total Assets.............   37,688,290   45,021,443  59,244,019   137,448,001
                             -----------  ----------- -----------  ------------
LIABILITIES:
 Cash overdraft............           --           --          --         6,654
 Payable for investment
  securities purchased.....           --    4,847,231          --     1,119,150
 Payable for capital stock
  redeemed.................           --       59,323      50,623       139,931
 Dividends payable.........      176,454           --          --            --
 Payable to the investment
  advisor..................       13,646       15,144      24,663        55,891
 Payable to The Penn Mutual
  Life Insurance Co........       15,112       14,704      21,465        51,332
 Net unrealized
  depreciation on forward
  foreign currency
  contracts................           --           --          --            --
 Other liabilities.........        6,694        8,013       9,604        16,797
                             -----------  ----------- -----------  ------------
  Total Liabilities........      211,906    4,944,415     106,355     1,389,755
                             -----------  ----------- -----------  ------------
NET ASSETS.................  $37,476,384  $40,077,028 $59,137,664  $136,058,246
                             ===========  =========== ===========  ============
Shares of $.10 par value
 capital stock issued and
 outstanding...............   37,478,141    3,929,034   6,214,249     5,583,243
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 SHARE.....................  $      1.00  $     10.20 $      9.52  $      24.37
NET ASSETS CONSIST OF:
 Capital paid in...........  $37,478,141  $39,724,697 $58,440,118  $102,355,392
 Undistributed net
  investment income
  (loss)...................           --           --          --            --
 Accumulated net realized
  gain (loss) on investment
  transactions and foreign
  exchange.................       (1,757)          --  (1,585,701)      (35,982)
 Net unrealized
  appreciation in value of
  investments, futures
  contracts and foreign
  currency related items...           --      352,331   2,283,247    33,738,836
                             -----------  ----------- -----------  ------------
  TOTAL NET ASSETS.........  $37,476,384  $40,077,028 $59,137,664  $136,058,246
                             ===========  =========== ===========  ============
(1) Investments at cost....  $37,333,851  $44,349,525 $55,860,714  $103,491,311

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  FLEXIBLY                           SMALL         EMERGING
    VALUE         MANAGED       INTERNATIONAL    CAPITALIZATION     GROWTH
 EQUITY FUND        FUND         EQUITY FUND          FUND           FUND
 ------------   ------------    -------------    --------------   -----------
 $304,348,314   $515,531,351    $129,437,984      $39,665,695     $15,651,118
           --             --         930,708               --       2,523,632
      346,648      2,462,097         247,018           18,975           2,256
           --      1,033,789              --          570,879         823,537
           --          9,245         315,342           92,215         118,722
        2,728          4,477           1,050              341             147
 ------------   ------------    ------------      -----------     -----------
  304,697,690    519,040,959     130,932,102       40,348,105      19,119,412
 ------------   ------------    ------------      -----------     -----------
           --             --              --               --              --
      971,198      1,973,039         930,708        1,582,088       1,141,769
      498,560        469,473          14,872            3,437          17,776
           --             --              --               --              --
      126,658        215,463          81,736           15,736           8,894
      110,636        190,588          48,833           13,744               4
           --             --         176,660               --              --
       30,170         53,672          41,737            7,006           9,251
 ------------   ------------    ------------      -----------     -----------
    1,737,222      2,902,235       1,294,546        1,622,011       1,177,694
 ------------   ------------    ------------      -----------     -----------
 $302,960,468   $516,138,724    $129,637,556      $38,726,094     $17,941,718
 ============   ============    ============      ===========     ===========
   13,432,474     26,029,570       8,038,534        2,683,387       1,395,974
 $      22.55   $      19.83    $      16.13      $     14.43     $     12.85
 $212,638,756   $440,801,069    $110,276,873      $34,563,548     $17,535,073
           --             --      (1,026,453)              --         (56,325)
           --        (26,314)         64,993           (9,484)        (41,854)
   90,321,712     75,363,969      20,322,143        4,172,030         504,824
 ------------   ------------    ------------      -----------     -----------
 $302,960,468   $516,138,724    $129,637,556      $38,726,094     $17,941,718
 ============   ============    ============      ===========     ===========
 $214,026,602   $440,167,542    $108,931,449      $35,493,665     $15,146,294

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997


                                   MONEY      QUALITY    HIGH YIELD    GROWTH
                                MARKET FUND  BOND FUND   BOND FUND   EQUITY FUND
                                -----------  ----------  ----------  -----------
INVESTMENT INCOME:
 Dividends....................  $       --   $   28,350  $  315,064  $ 1,172,790
 Interest.....................   2,161,404    2,460,829   4,656,080      266,042
 Foreign tax withheld.........          --           --          --       (2,071)
                                ----------   ----------  ----------  -----------
  Total investment income.....   2,161,404    2,489,179   4,971,144    1,436,761
                                ----------   ----------  ----------  -----------
EXPENSES:
 Investment advisory fees.....     148,226      164,758     254,474      600,772
 Administration fees..........      56,455       56,299      76,344      186,580
 Accounting fees..............      28,227       28,211      38,169       87,177
 Custodian fees and expenses..      10,746       12,500      25,786       30,482
 Other expenses...............      21,074       19,901      16,073       49,747
                                ----------   ----------  ----------  -----------
  Total expenses..............     264,728      281,669     410,846      954,758
  Less: Expense waivers.......          --           --          --           --
                                ----------   ----------  ----------  -----------
  Net expenses................     264,728      281,669     410,846      954,758
                                ----------   ----------  ----------  -----------
NET INVESTMENT INCOME (LOSS)..   1,896,676    2,207,510   4,560,298      482,003
                                ----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investment transactions.....        (225)     912,980   2,964,765   13,834,988
 Net realized gain from
  foreign currency............          --           --          --           --
 Change in unrealized
  appreciation of investments,
  futures contracts and
  foreign currency during the
  year........................          --     (208,702)   (118,203)  14,267,440
                                ----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS...        (225)     704,278   2,846,562   28,102,428
                                ----------   ----------  ----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....  $1,896,451   $2,911,788  $7,406,860  $28,584,431
                                ==========   ==========  ==========  ===========

-----------------------
* For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                FLEXIBLY                              SMALL           EMERGING
   VALUE         MANAGED        INTERNATIONAL     CAPITALIZATION       GROWTH
EQUITY FUND       FUND           EQUITY FUND           FUND            FUND *
-----------    -----------      -------------     --------------     ----------
$ 3,097,369    $ 7,090,647       $ 1,683,459        $  191,250       $   15,587
  2,524,642     10,789,548           564,878           226,303           15,001
     (6,146)       (34,053)         (121,111)           (1,384)              --
-----------    -----------       -----------        ----------       ----------
  5,615,865     17,846,142         2,127,226           416,169           30,588
-----------    -----------       -----------        ----------       ----------
  1,279,429      2,310,427           912,368           137,566           60,470
    383,864        693,190           182,487            41,270           11,345
    152,928        223,627            97,981            27,518            6,127
     37,846         86,208           117,952            13,884           20,621
     98,182        186,575            61,601            14,480            8,074
-----------    -----------       -----------        ----------       ----------
  1,952,249      3,500,027         1,372,389           234,718          106,637
         --             --                --                --          (19,724)
-----------    -----------       -----------        ----------       ----------
  1,952,249      3,500,027         1,372,389           234,718           86,913
-----------    -----------       -----------        ----------       ----------
  3,663,616     14,346,115           754,837           181,451          (56,325)
-----------    -----------       -----------        ----------       ----------
 16,381,602     29,490,467         4,305,835         2,278,532        1,331,710
         --         80,506         2,563,120                --               --
 36,751,125     23,598,612         3,833,566         2,875,385          504,824
-----------    -----------       -----------        ----------       ----------
 53,132,727     53,169,585        10,702,521         5,153,917        1,836,534
-----------    -----------       -----------        ----------       ----------
$56,796,343    $67,515,700       $11,457,358        $5,335,368       $1,780,209
===========    ===========       ===========        ==========       ==========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND          QUALITY BOND FUND
                           ------------------------  --------------------------
                              YEAR         YEAR          YEAR          YEAR
                              ENDED        ENDED        ENDED         ENDED
                            12/31/97     12/31/96      12/31/97      12/31/96
                           -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss).................  $ 1,896,676  $ 1,467,263  $  2,207,510  $  2,357,782
 Net realized gain (loss)
  on investment
  transactions...........         (225)          --       912,980      (117,033)
 Net realized gain (loss)
  from foreign currency..           --           --            --            --
 Change in unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency during the
  year...................           --           --      (208,702)     (692,970)
                           -----------  -----------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS............    1,896,451    1,467,263     2,911,788     1,547,779
                           -----------  -----------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income...   (1,896,676)  (1,467,263)   (2,207,510)   (2,342,476)
 Net realized gains......           --           --       (16,338)           --
 In excess of net
  investment income......           --           --       (16,277)           --
                           -----------  -----------  ------------  ------------
  TOTAL DISTRIBUTIONS....   (1,896,676)  (1,467,263)   (2,240,125)   (2,342,476)
                           -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase in net
  assets from capital
  share transactions.....    2,975,990    9,775,026     1,794,024       357,633
                           -----------  -----------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS................    2,975,765    9,775,026     2,465,687      (437,064)
Net Assets, beginning of
 year....................   34,500,619   24,725,593    37,611,341    38,048,405
                           -----------  -----------  ------------  ------------
NET ASSETS, END OF YEAR..  $37,476,384  $34,500,619  $ 40,077,028  $ 37,611,341
                           ===========  ===========  ============  ============

                            HIGH YIELD BOND FUND        GROWTH EQUITY FUND
                           ------------------------  --------------------------
                              YEAR         YEAR          YEAR          YEAR
                              ENDED        ENDED        ENDED         ENDED
                            12/31/97     12/31/96      12/31/97      12/31/96
                           -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss).................  $ 4,560,298  $ 3,194,439  $    482,003  $    475,615
 Net realized gain (loss)
  on investment
  transactions...........    2,964,765     (499,838)   13,834,988    10,366,718
 Net realized gain (loss)
  from foreign currency..           --           --            --            --
 Change in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and foreign
  currency during the
  year...................     (118,203)   2,501,662    14,267,440     7,073,178
                           -----------  -----------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS............    7,406,860    5,196,263    28,584,431    17,915,511
                           -----------  -----------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income...   (4,560,298)  (3,194,439)     (482,003)     (475,615)
 Net realized gains......           --           --   (13,678,856)  (10,558,832)
 In excess of net
  investment income......      (10,576)     (25,808)           --            --
                           -----------  -----------  ------------  ------------
  TOTAL DISTRIBUTIONS....   (4,570,874)  (3,220,247)  (14,160,859)  (11,034,447)
                           -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase in net
  assets from capital
  share transactions.....   12,260,119    5,623,807    15,595,214     3,565,102
                           -----------  -----------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS................   15,096,105    7,599,823    30,018,786    10,446,166
Net Assets, beginning of
 year....................   44,041,559   36,441,736   106,039,460    95,593,294
                           -----------  -----------  ------------  ------------
NET ASSETS, END OF YEAR..  $59,137,664  $44,041,559  $136,058,246  $106,039,460
                           ===========  ===========  ============  ============

-----------------------
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       VALUE EQUITY FUND                              FLEXIBLY MANAGED FUND
---------------------------------                -----------------------------------------------
    YEAR                 YEAR                        YEAR                        YEAR
   ENDED                ENDED                       ENDED                       ENDED
  12/31/97             12/31/96                    12/31/97                    12/31/96
------------         ------------                ------------                ------------
$  3,663,616         $  2,210,027                $ 14,346,115                $ 12,850,451
  16,381,602            8,252,470                  29,490,467                  16,818,384
          --                   --                      80,506                      (2,411)
  36,751,125           25,690,221                  23,598,612                  21,020,920
------------         ------------                ------------                ------------
  56,796,343           36,152,718                  67,515,700                  50,687,344
------------         ------------                ------------                ------------
  (3,663,616)          (2,210,027)                (14,346,115)                (12,850,451)
 (16,381,602)          (8,252,470)                (29,491,615)                (16,768,765)
          --                   --                     (99,694)                     (4,084)
------------         ------------                ------------                ------------
 (20,045,218)         (10,462,497)                (43,937,424)                (29,623,300)
------------         ------------                ------------                ------------
  65,535,450           47,723,822                  94,016,309                 110,923,988
------------         ------------                ------------                ------------
 102,286,575           73,414,043                 117,594,585                 131,988,032
 200,673,893          127,259,850                 398,544,139                 266,556,107
------------         ------------                ------------                ------------
$302,960,468         $200,673,893                $516,138,724                $398,544,139
============         ============                ============                ============

                                                                  EMERGING
 INTERNATIONAL EQUITY FUND       SMALL CAPITALIZATION FUND       GROWTH FUND
-----------------------------    -----------------------------   -----------
    YEAR            YEAR             YEAR            YEAR          PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
  12/31/97        12/31/96         12/31/97        12/31/96       12/31/97*
-------------   -------------    ------------    ------------    -----------
$     754,837   $     567,625    $    181,451    $     87,435    $   (56,325)
    4,305,835       5,713,489       2,278,532         588,102      1,331,710
    2,563,120       3,145,612              --              --             --
    3,833,566       4,322,244       2,875,385       1,130,459        504,824
-------------   -------------    ------------    ------------    -----------
   11,457,358      13,748,970       5,335,368       1,805,996      1,780,209
-------------   -------------    ------------    ------------    -----------
     (754,837)       (567,625)       (181,451)        (87,435)            --
   (4,305,835)     (4,589,862)     (2,286,865)       (607,875)    (1,373,564)
   (3,230,284)     (2,877,835)             --              --             --
-------------   -------------    ------------    ------------    -----------
   (8,290,956)     (8,035,322)     (2,468,316)       (695,310)    (1,373,564)
-------------   -------------    ------------    ------------    -----------
   22,053,566      29,173,205      19,725,010      10,195,439     17,535,073
-------------   -------------    ------------    ------------    -----------
   25,219,968      34,886,853      22,592,062      11,306,125     17,941,718
  104,417,588      69,530,735      16,134,032       4,827,907              0
-------------   -------------    ------------    ------------    -----------
$ 129,637,556   $ 104,417,588    $ 38,726,094    $ 16,134,032    $17,941,718
=============   =============    ============    ============    ===========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE MONEY MARKET FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        YEAR ENDED DECEMBER 31,
                              ------------------------------------------------
                                1997      1996      1995      1994      1993
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......    0.0503    0.0489    0.0538    0.0365    0.0250
                              --------  --------  --------  --------  --------
 Total from investment
  operations................    0.0503    0.0489    0.0538    0.0365    0.0250
                              --------  --------  --------  --------  --------
LESS DIVIDENDS:
Dividends from net
 investment income..........   (0.0503)  (0.0489)  (0.0538)  (0.0365)  (0.0250)
                              --------  --------  --------  --------  --------
 Total dividends............   (0.0503)  (0.0489)  (0.0538)  (0.0365)  (0.0250)
                              --------  --------  --------  --------  --------
Net asset value, end of
 year.......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========  ========  ========  ========  ========
Total return................      5.15%     5.00%     5.51%     3.71%     2.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $ 37,476  $ 34,501  $ 24,726  $ 16,531  $ 13,005
                              --------  --------  --------  --------  --------
Ratio of expenses to average
 net assets (a).............      0.70%     0.73%     0.69%     0.73%     0.74%
                              --------  --------  --------  --------  --------
Ratio of net investment
 income to average net
 assets (a).................      5.04%     4.88%     5.37%     3.74%     2.51%
                              --------  --------  --------  --------  --------
---------------------------------------

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, .79% and .82%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, 3.68% and 2.43%, for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          YEAR ENDED DECEMBER 31,
                                  --------------------------------------------
                                   1997     1996     1995     1994      1993
                                  -------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $ 10.00  $ 10.24  $  9.04  $ 10.19   $ 10.03
                                  -------  -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........     0.60     0.66     0.61     0.61      0.46
Net realized and unrealized gain
 (loss) on investment
 transactions...................     0.20    (0.24)    1.21    (1.15)     0.71
                                  -------  -------  -------  -------   -------
 Total from investment
  operations....................     0.80     0.42     1.82    (0.54)     1.17
                                  -------  -------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.........................    (0.60)   (0.66)   (0.61)   (0.61)    (0.46)
Distribution from net realized
 gain...........................     0.00     0.00     0.00     0.00     (0.54)
Distribution in excess of net
 realized gain..................     0.00     0.00    (0.01)    0.00     (0.01)
                                  -------  -------  -------  -------   -------
 Total distributions............    (0.60)   (0.66)   (0.62)   (0.61)    (1.01)
                                  -------  -------  -------  -------   -------
Net asset value, end of year....  $ 10.20  $ 10.00  $ 10.24  $  9.04   $ 10.19
                                  =======  =======  =======  =======   =======
Total return....................     8.03%    4.14%   20.14%   (5.29)%   11.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).....................  $40,077  $37,611  $38,048  $31,338   $33,027
                                  -------  -------  -------  -------   -------
Ratio of expenses to average net
 assets (a).....................     0.75%    0.77%    0.73%    0.78%     0.79%
                                  -------  -------  -------  -------   -------
Ratio of net investment income
 to average net assets (a)......     5.87%    6.03%    6.20%    6.14%     5.21%
                                  -------  -------  -------  -------   -------
Portfolio turnover rate.........    317.3%   107.6%   449.2%   380.9%    389.4%
                                  -------  -------  -------  -------   -------
---------------------------------------

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .78%, .78%, .83% and .84% , and the ratios of net investment income to average net assets would have been 6.02%, 6.15%, 6.09% and 5.16% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year............................  $  8.91  $  8.44  $  7.94  $  9.55  $  8.63
                                   -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income............     0.80     0.70     0.80     0.90     0.77
Net realized and unrealized gain
 (loss) on investment
 transactions....................     0.61     0.47     0.50    (1.60)    0.94
                                   -------  -------  -------  -------  -------
 Total from investment
  operations.....................     1.41     1.17     1.30    (0.70)    1.71
                                   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income..........................    (0.80)   (0.70)   (0.80)   (0.90)   (0.77)
Distribution in excess of net
 investment income...............     0.00     0.00     0.00    (0.01)   (0.02)
                                   -------  -------  -------  -------  -------
 Total distributions.............    (0.80)   (0.70)   (0.80)   (0.91)   (0.79)
                                   -------  -------  -------  -------  -------
Net asset value, end of year.....  $  9.52  $  8.91  $  8.44  $  7.94  $  9.55
                                   =======  =======  =======  =======  =======
Total return.....................    15.78%   13.87%   16.41%    7.33%   19.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)......................  $59,138  $44,042  $36,442  $32,081  $35,305
                                   -------  -------  -------  -------  -------
Ratio of expenses to average net
 assets..........................     0.81%    0.84%    0.87%    0.86%    0.87%
                                   -------  -------  -------  -------  -------
Ratio of net investment income to
 average net assets..............     8.96%    8.14%    9.20%    9.18%    9.21%
                                   -------  -------  -------  -------  -------
Portfolio turnover rate..........    111.3%   118.5%    84.3%    90.7%   118.7%
                                   -------  -------  -------  -------  -------
Average commission rate paid (a)
 ................................  $0.0293  $0.0203       --       --       --
                                   -------  -------  -------  -------  -------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1997      1996     1995     1994      1993
                                --------  --------  -------  -------   -------
Net asset value, beginning of
 year.........................  $  21.46  $  20.00  $ 18.30  $ 20.49   $ 18.82
                                --------  --------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.10      0.11     0.09     0.13      0.06
Net realized and unrealized
 gain (loss) on investment
 transactions.................      5.64      3.85     4.75    (1.80)     2.28
                                --------  --------  -------  -------   -------
 Total from investment
  operations..................      5.74      3.96     4.84    (1.67)     2.34
                                --------  --------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.......................     (0.10)    (0.11)   (0.09)   (0.13)    (0.06)
Distribution from net realized
 gains........................     (2.73)    (2.39)   (3.05)   (0.39)    (0.61)
                                --------  --------  -------  -------   -------
 Total distributions..........     (2.83)    (2.50)   (3.14)   (0.52)    (0.67)
                                --------  --------  -------  -------   -------
Net asset value, end of year..  $  24.37  $  21.46  $ 20.00  $ 18.30   $ 20.49
                                ========  ========  =======  =======   =======
Total return..................     26.74%    19.76%   26.45%   (8.12)%   12.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)...................  $136,058  $106,039  $95,593  $80,078   $83,938
                                --------  --------  -------  -------   -------
Ratio of expenses to average
 net assets (a)...............      0.77%     0.80%    0.77%    0.79%     0.77%
                                --------  --------  -------  -------   -------
Ratio of net investment income
 to average net assets (a)....      0.39%     0.48%    0.43%    0.70%     0.30%
                                --------  --------  -------  -------   -------
Portfolio turnover rate.......     169.1%    177.1%   169.8%   156.2%    185.3%
                                --------  --------  -------  -------   -------
Average commission rate paid
 (b)..........................  $ 0.0780  $ 0.0774       --       --        --
                                --------  --------  -------  -------   -------

-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, .84% and .82% and the ratios of net investment income to average net assets would have been .47%, .38%, .65% and .25% for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.
(b) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE VALUE EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1997      1996      1995     1994     1993
                                --------  --------  --------  -------  -------
Net asset value, beginning of
 year.........................  $  19.32  $  16.28  $  12.67  $ 12.68  $ 12.14
                                --------  --------  --------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.29      0.22      0.25     0.20     0.17
Net realized and unrealized
 gain on investment
 transactions.................      4.53      3.88      4.50     0.17     0.69
                                --------  --------  --------  -------  -------
 Total from investment
  operations..................      4.82      4.10      4.75     0.37     0.86
                                --------  --------  --------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.......................     (0.29)    (0.22)    (0.25)   (0.20)   (0.17)
Distribution from net realized
 gains........................     (1.30)    (0.84)    (0.89)   (0.18)   (0.15)
                                --------  --------  --------  -------  -------
 Total distributions..........     (1.59)    (1.06)    (1.14)   (0.38)   (0.32)
                                --------  --------  --------  -------  -------
Net asset value, end of year..  $  22.55  $  19.32  $  16.28  $ 12.67  $ 12.68
                                ========  ========  ========  =======  =======
Total return..................     24.98%    25.19%    37.48%    2.92%    7.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)...................  $302,960  $200,674  $127,260  $79,021  $69,980
                                --------  --------  --------  -------  -------
Ratio of expenses to average
 net assets...................      0.76%     0.78%     0.80%    0.82%    0.83%
                                --------  --------  --------  -------  -------
Ratio of net investment income
 to average net assets........      1.43%     1.38%     1.71%    1.59%    1.49%
                                --------  --------  --------  -------  -------
Portfolio turnover rate.......      18.7%     25.0%     34.3%    30.6%    17.2%
                                --------  --------  --------  -------  -------
Average commission rate paid
 (a)..........................  $ 0.0598  $ 0.0588        --       --       --
                                --------  --------  --------  -------  -------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        YEAR ENDED DECEMBER 31,
                              ------------------------------------------------
                                1997      1996      1995      1994      1993
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year....................  $  18.74  $  17.40  $  15.19  $  15.70  $  14.31
                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......      0.61      0.65      0.53      0.43      0.34
Net realized and unrealized
 gain on investment
 transactions...............      2.33      2.19      2.86      0.22      1.92
                              --------  --------  --------  --------  --------
 Total from investment
  operations................      2.94      2.84      3.39      0.65      2.26
                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.....................     (0.61)    (0.65)    (0.53)    (0.43)    (0.34)
Distribution in excess of
 net investment income......      0.00      0.00     (0.01)    (0.02)     0.00
Distribution from net
 realized gains.............     (1.24)    (0.85)    (0.64)    (0.71)    (0.53)
                              --------  --------  --------  --------  --------
 Total distributions........     (1.85)    (1.50)    (1.18)    (1.16)    (0.87)
                              --------  --------  --------  --------  --------
Net asset value, end of
 year.......................  $  19.83  $  18.74  $  17.40  $  15.19  $  15.70
                              ========  ========  ========  ========  ========
Total return................     15.65%    16.37%    22.28%     4.14%    15.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $516,139  $398,544  $266,556  $169,847  $113,492
                              --------  --------  --------  --------  --------
Ratio of expenses to average
 net assets.................      0.76%     0.77%     0.79%     0.82%     0.85%
                              --------  --------  --------  --------  --------
Ratio of net investment
 income to average net
 assets.....................      3.10%     3.90%     3.45%     3.14%     2.62%
                              --------  --------  --------  --------  --------
Portfolio turnover rate.....      37.1%     32.9%     37.2%     37.3%     42.6%
                              --------  --------  --------  --------  --------
Average commission rate paid
 (a)........................  $ 0.0362  $ 0.0627        --        --        --
                              --------  --------  --------  --------  --------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                           YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997      1996     1995     1994     1993
                                  --------  --------  -------  -------  -------
Net asset value, beginning of
 year...........................  $  15.61  $  14.47  $ 13.01  $ 13.94  $ 10.12
                                  --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........      0.58      0.63     0.13     0.09     0.03
Net realized and unrealized gain
 (loss) on investments and
 foreign currency related
 transactions...................      1.04      1.81     1.67    (0.97)    3.83
                                  --------  --------  -------  -------  -------
 Total from investment
  operations....................      1.62      2.44     1.80    (0.88)    3.86
                                  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.........................     (0.53)    (0.56)   (0.12)   (0.02)   (0.01)
Distribution in excess of net
 investment income..............      0.00     (0.74)   (0.22)    0.00     0.00
Distribution from net realized
 gains..........................     (0.57)     0.00     0.00     0.00    (0.03)
Distribution from capital.......      0.00      0.00     0.00    (0.03)    0.00
                                  --------  --------  -------  -------  -------
 Total distributions............     (1.10)    (1.30)   (0.34)   (0.05)   (0.04)
                                  --------  --------  -------  -------  -------
Net asset value, end of year....  $  16.13  $  15.61  $ 14.47  $ 13.01  $ 13.94
                                  ========  ========  =======  =======  =======
Total return....................     10.41%    16.87%   13.80%    6.31%   38.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).....................  $129,638  $104,418  $69,531  $59,393  $40,798
                                  --------  --------  -------  -------  -------
Ratio of expenses to average net
 assets.........................      1.13%     1.17%    1.23%    1.22%    1.21%
                                  --------  --------  -------  -------  -------
Ratio of net investment income
 to average net assets..........      0.62%     0.66%    0.91%    0.82%    0.63%
                                  --------  --------  -------  -------  -------
Portfolio turnover rate.........      35.7%     54.8%    62.5%    15.6%    11.1%
                                  --------  --------  -------  -------  -------
Average commission rate paid
 (a)............................  $ 0.0420  $ 0.0397       --       --       --
                                  --------  --------  -------  -------  -------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          YEAR ENDED DECEMBER 31,
                                         -------------------------------
                                           1997      1996        1995*
                                         --------  --------     --------
Net asset value, beginning of period.... $  12.53  $  10.96     $ 10.00
                                         --------  --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................     0.07      0.07        0.09
Net realized and unrealized gain on
 investment transactions................     2.81      2.09        1.19
                                         --------  --------     -------
 Total from investment operations.......     2.88      2.16        1.28
                                         --------  --------     -------
LESS DISTRIBUTIONS:
Dividend from net investment income.....    (0.07)    (0.07)      (0.09)
Distribution from net realized gains....    (0.91)    (0.52)      (0.23)
                                         --------  --------     -------
 Total distributions....................    (0.98)    (0.59)      (0.32)
                                         --------  --------     -------
Net asset value, end of period.......... $  14.43  $  12.53     $ 10.96
                                         ========  ========     =======
Total return............................    23.02%    19.76%      12.76%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)............................. $ 38,726  $ 16,134     $ 4,828
                                         --------  --------     -------
Ratio of expenses to average net
 assets.................................     0.85%     0.99%(b)    1.00%(a)(b)
                                         --------  --------     -------
Ratio of net investment income to
 average net assets.....................     0.66%     0.85%(b)    1.53%(a)(b)
                                         --------  --------     -------
Portfolio turnover rate.................     71.1%     39.2%       64.3%
                                         --------  --------     -------
Average commission rate paid (c)........ $ 0.0557  $ 0.0486          --
                                         --------  --------     -------

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
(d) Not annualized.
 * For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1997*
                                                               ------------
Net asset value, beginning of period.........................    $ 10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..........................................       0.00
Net realized and unrealized gain on investment transactions..       3.92
                                                                 -------
 Total from investment operations............................       3.92
                                                                 -------
LESS DISTRIBUTIONS:
Dividend from net investment income..........................       0.00
Distribution from net realized gains.........................      (1.07)
                                                                 -------
 Total distributions.........................................      (1.07)
                                                                 -------
Net asset value, end of period...............................    $ 12.85
                                                                 =======
Total return.................................................      39.22% (d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................    $17,942
                                                                 -------
Ratio of expenses to average net assets......................       1.15% (a)(b)
                                                                 -------
Ratio of net investment loss to average net assets...........      (0.73%)(a)(b)
                                                                 -------
Portfolio turnover rate......................................      392.3% (a)
                                                                 -------
Average commission rate paid (c).............................    $0.0545
                                                                 =======

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.41% and (0.99%), respectively, for the period ended December 31, 1997.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
(d) Not annualized
 * For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

  Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

  Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

  The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  INVESTMENT VALUATION:
  MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

  QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAPITALIZATION AND EMERGING GROWTH FUNDS -
 Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotation are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by The Board.

  The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

  FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

  DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of each of the Funds, other than Money Market, will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount and foreign currency transactions.

  FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK

  The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

  The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

  FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1997. There were no open futures contracts at December 31, 1997.

  OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold
(call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 1997. Purchased put options open and outstanding at December 31, 1997 are disclosed in the schedule of investments. There were no written options outstanding at December 31, 1997.

  FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain the might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the year ended December 31, 1997. At December 31, 1997 there were no open contracts in the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at December 31, 1997 were as follows:

                                                                                         UNREALIZED
                                           FOREIGN                                         FOREIGN
   FORWARD FOREIGN          EXPIRATION    CURRENCY      FORWARD   CONTRACT    CONTRACT    EXCHANGE
   CURRENCY CONTRACT           DATE    TO BE PURCHASED   RATE      AMOUNT       VALUE      (LOSS)
   -----------------        ---------- --------------- --------- ----------- ----------- -----------
   French Franc............  02/05/98       5,000,000    5.99706 $   869,338 $   833,742 $   (35,596)
   French Franc............  04/16/98      22,000,000    5.97347   3,838,772   3,682,951    (155,821)
   German Deutsche Mark....  02/05/98       8,000,000    1.79492   4,655,629   4,457,023    (198,606)
   German Deutsche Mark....  04/16/98      18,000,000    1.78933  10,514,019  10,059,631    (454,388)
   Japanese Yen............  02/05/98     700,000,000  129.34399   5,902,192   5,411,925    (490,267)
   Japanese Yen............  04/14/98   1,600,000,000  128.02933  13,624,674  12,497,136  (1,127,538)
   Swiss Franc.............  02/05/98       1,500,000    1.45146   1,078,671   1,033,442     (45,229)
   Swiss Franc.............  04/16/98       7,500,000    1.44212   5,432,027   5,200,677    (231,350)
                                                                 ----------- ----------- -----------
                                                                 $45,915,322 $43,176,527 $(2,738,795)
                                                                 ----------- ----------- -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS, CONTINUED

                                                                                       UNREALIZED
                                          FOREIGN                                        FOREIGN
   FORWARD FOREIGN          EXPIRATION   CURRENCY     FORWARD   CONTRACT    CONTRACT    EXCHANGE
   CURRENCY CONTRACT           DATE     TO BE SOLD     RATE      AMOUNT       VALUE    GAIN/(LOSS)
   -----------------        ---------- ------------- --------- ----------- ----------- -----------
   French Franc............  02/05/98      5,000,000   5.99706 $   806,491 $   833,742 $  (27,251)
   French Franc............  04/16/98     22,000,000   5.97347   3,772,291   3,682,951     89,340
   German Deutsche Mark....  02/05/98      8,000,000   1.79492   4,353,504   4,457,023   (103,519)
   German Deutsche Mark....  04/16/98     18,000,000   1.78794  10,353,158  10,067,452    285,706
   Japanese Yen............  02/05/98    700,000,000 129.34399   6,082,725   5,411,925    670,800
   Japanese Yen............  02/17/98  2,000,000,000 129.13200  16,077,558  15,488,028    589,530
   Japanese Yen............  04/14/98  1,600,000,000 128.02833  13,555,876  12,497,136  1,058,740
   Swiss Franc.............  02/05/98      1,500,000   1.45146   1,005,699   1,033,442    (27,743)
   Swiss Franc.............  04/16/98      7,500,000   1.44212   5,227,209   5,200,677     26,532
                                                               ----------- ----------- ----------
                                                               $61,234,511 $58,672,376 $2,562,135
                                                               ----------- ----------- ----------

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

  Under investment advisory agreements, the following advisors manage the investments of the respective Fund and provide guidance on certain accounting matters:

           ADVISOR                                PENN SERIES FUND
           -------                                ----------------
           Independence Capital Management, Inc.  Money Market Fund
           (A wholly owned subsidiary of Penn     Quality Bond Fund
           Mutual                                 Growth Equity Fund
           Life Insurance Company)                Emerging Growth Fund
           T. Rowe Price Associates               Flexibly Managed Fund
                                                  High Yield Bond Fund
           Vontobel USA Inc.                      International Equity Fund
           OpCap Advisors                         Value Equity Fund
                                                  Small Capitalization Fund

  Each of the Funds pays their respective advisors, on a monthly basis, an annual advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market
Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund:
0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity
Fund: 0.50%; Small Capitalization Fund: 0.50%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter. Robertson Stephens & Company is the subadvisor for the Emerging Growth Fund, receiving fees from Independence Capital Management Inc. at the following rates: 0.70% for the first $25 million, 0.66% for the next $25 million and 0.60% thereafter.

ADMINISTRATIVE AND CORPORATE SERVICES

  Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON

  Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value
Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

  Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1997. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

4 - CAPITAL STOCK

  At December 31, 1997, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I and no shares have been issued.

Transactions in capital stock of the Money Market Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............  52,596,243  $ 52,596,243   44,071,472  $ 44,071,472
Shares issued to
 shareholders in
 reinvestment of net
 investment income........   1,857,904     1,857,904    1,440,949     1,440,949
Shares reacquired......... (51,478,157)  (51,478,157) (35,737,395)  (35,737,395)
                           -----------  ------------  -----------  ------------
                             2,975,990  $  2,975,990    9,775,026  $  9,775,026
                           -----------  ------------  -----------  ------------

Transactions in capital stock of the Quality Bond Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............     695,043  $  7,228,270      816,952  $  8,374,183
Shares issued to
 shareholders in
 reinvestment of
 Net investment income....     216,422     2,207,510      234,248     2,342,476
 Net realized gain from
  investment
  transactions............       1,602        16,338            0             0
 Distribution in excess of
  net investment income...       1,596        16,277            0             0
Shares reacquired.........    (745,923)   (7,674,394)  (1,006,891)  (10,359,026)
                           -----------  ------------  -----------  ------------
                               168,740  $  1,794,001       44,309  $    357,633
                           -----------  ------------  -----------  ------------

Transactions in capital stock of the High Yield Bond Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............   1,621,677  $ 15,567,712    1,055,047  $  9,465,000
Shares issued to
 shareholders in
 reinvestment of
 Net investment income....     479,026     4,560,298      361,419     3,220,247
 Distribution in excess of
  net investment income...       1,111        10,576            0             0
Shares reacquired.........    (829,328)   (7,878,467)    (792,896)   (7,061,440)
                           -----------  ------------  -----------  ------------
                             1,272,486  $ 12,260,119      623,570  $  5,623,807
                           -----------  ------------  -----------  ------------

Transactions in capital stock of the Growth Equity Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............     560,843  $ 13,907,900      320,394  $  7,089,450
Shares issued to
 shareholders in
 reinvestment of
 Net investment income....      19,779       482,003       22,163       475,615
 Net realized gain from
  investment
  transactions............     561,299    13,678,854      492,024    10,558,832
Shares reacquired.........    (500,698)  (12,473,543)    (673,246)  (14,558,795)
                           -----------  ------------  -----------  ------------
                               641,223  $ 15,595,214      161,335  $  3,565,102
                           -----------  ------------  -----------  ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Value Equity Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   2,867,800  $ 61,202,630  2,485,344  $ 45,626,673
Shares issued to shareholders
 in reinvestment of
 Net investment income.......     162,466     3,663,616    114,391     2,210,027
 Net realized gain from
  investment transactions....     726,457    16,381,602    427,146     8,252,470
Shares reacquired............    (712,142)  (15,712,398)  (457,053)   (8,365,348)
                               ----------  ------------  ---------  ------------
                                3,044,581  $ 65,535,450  2,569,828  $ 47,723,822
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the Flexibly Managed Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   4,061,684  $ 80,965,783  5,176,205  $ 96,448,634
Shares issued to shareholders
 in reinvestment of
 Net investment income.......     728,483    14,445,809    685,941    12,854,535
 Net realized gain from
  investment transactions....   1,487,222    29,491,615    894,811    16,768,765
Shares reacquired............  (1,513,715)  (30,886,898)  (807,605)  (15,147,946)
                               ----------  ------------  ---------  ------------
                                4,763,674  $ 94,016,309  5,949,352  $110,923,988
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the International Equity Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   1,665,223  $ 27,762,536  1,812,851  $ 28,060,006
Shares issued to shareholders
 in reinvestment of
 Net investment income.......     247,062     3,985,121    220,720     3,445,460
 Net realized gain from
  investment transactions....     266,946     4,305,835    294,034     4,589,862
Shares reacquired............    (829,261)  (13,999,926)  (442,745)   (6,922,123)
                               ----------  ------------  ---------  ------------
                                1,349,970  $ 22,053,566  1,884,860  $ 29,173,205
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the Small Capitalization Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   1,398,053  $ 19,734,987  1,108,381  $ 13,236,881
Shares issued to shareholders
 in reinvestment of
 Net investment income.......      12,575       181,452      6,978        87,435
 Distribution in excess of
  net investment income......     158,480     2,286,864     48,711       607,875
Shares reacquired............    (173,037)   (2,478,293)  (317,129)   (3,736,752)
                               ----------  ------------  ---------  ------------
                                1,396,071  $ 19,725,010    846,941  $ 10,195,439
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the Emerging Growth Fund were as follows:

                                                              PERIOD ENDED
                                                           DECEMBER 31, 1997*
                                                         -----------------------
                                                          SHARES       AMOUNT
                                                         ---------  ------------
Shares sold............................................. 1,427,602  $ 18,230,138
 Net realized gain from investment transactions.........   106,892     1,373,564
Shares reacquired.......................................  (138,520)   (2,069,490)
                                                         ---------  ------------
                                                         1,395,974  $ 17,534,212
                                                         ---------  ------------

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

5 - PURCHASES AND SALES OF INVESTMENTS

During the period ended December 31, 1997, the Funds made the following purchases and sales of portfolios securities:

                               QUALITY BOND FUND        HIGH YIELD BOND FUND
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $  42,255,306 $  55,785,705 $    972,188 $          0
Other Long-Term
 Securities.............     54,752,504    42,327,625   68,812,015   54,810,439
                          ------------- ------------- ------------ ------------
 Totals.................  $  97,007,810 $  98,113,330 $ 69,784,203 $ 54,810,439
                          ------------- ------------- ------------ ------------
                              GROWTH EQUITY FUND          VALUE EQUITY FUND
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $           0 $           0 $          0 $          0
Other Long-Term
 Securities.............    199,970,040   202,350,217   63,333,929   39,320,862
                          ------------- ------------- ------------ ------------
 Totals.................  $ 199,970,040 $ 202,350,217 $ 63,333,929 $ 39,320,862
                          ------------- ------------- ------------ ------------
                             FLEXIBLY MANAGED FUND    INTERNATIONAL EQUITY FUND
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $           0 $           0 $          0 $          0
Other Long-Term
 Securities.............    238,034,883   149,775,022   55,389,023   39,484,122
                          ------------- ------------- ------------ ------------
 Totals.................  $ 238,034,883 $ 149,775,022 $ 55,389,023 $ 39,484,122
                          ------------- ------------- ------------ ------------
                           SMALL CAPITALIZATION FUND    EMERGING GROWTH FUND*
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $           0 $           0 $          0 $          0
Other Long-Term
 Securities.............     32,757,668    16,994,193   41,948,023   30,946,266
                          ------------- ------------- ------------ ------------
 Totals.................  $  32,757,668 $  16,994,193 $ 41,948,023 $ 30,946,266
                          ------------- ------------- ------------ ------------

*For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                                                      HIGH YIELD
                                                               MONEY     BOND
                                                               MARKET    FUND
                                                               ------ ----------
1998.......................................................... $  872 $        0
2000..........................................................     61          0
2001..........................................................    183          0
2003..........................................................    416  1,052,436
2004..........................................................      0    525,647
2005..........................................................    225          0
                                                               ------ ----------
 Total........................................................ $1,757 $1,578,083
                                                               ------ ----------

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF PENN SERIES FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, Small Capitalization Fund, and Emerging Growth Fund) as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements and financial highlights of Penn Series Funds, Inc. for the years and periods ended December 31, 1996, were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Penn Series Funds, Inc. as of December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

February 2, 1998

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF PENN SERIES FUNDS, INC.

  We have audited the statements of changes in net assets of Penn Series Funds, Inc. (comprising respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, and Small Capitalization Fund) for the year ended December 31, 1996, and the financial highlights for the years or periods ended December 31, 1996, December 31, 1995, December 31, 1994 and December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by corresponding with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets for the year ended December 31, 1996 of Penn Series Funds, Inc. and the financial highlights for the years or periods ended December 31, 1996, December 31, 1995, December 31, 1994 and December 31, 1993 in conformity with generally accepted accounting principles.

                                    Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 11, 1997